UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Kemper Corporation
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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2023

Notice of Annual Meeting & Proxy Statement

KEMPER

Affordable Protection in an Ever-Changing World
Kemper is improving the world of insurance by providing affordable and personalized Auto, Home and Life solutions for individuals, families and businesses.

Kemper at a Glance
The Kemper (NYSE: KMPR) family of companies is one of the nation’s leading specialized insurers. With nearly $13.4 billion in assets, Kemper is improving the world of insurance by providing affordable and easy-to-use personalized solutions to individuals, families and businesses through its Auto, Personal Insurance, and Life brands. Kemper serves over 5.3 million policies, is represented by more than 29,000 agents and brokers, and has approximately 9,500 associates dedicated to meeting the ever-changing needs of its customers.

Notice of 2023 Annual Meeting of Shareholders to be Held May 3, 2023

Date Wednesday, May 3, 2023	Time 8:30 a.m. Central Daylight Time	Location 200 East Randolph Street, 70th Floor, Chicago, Illinois 60601	Record Date March 9, 2023

Voting Items		Board Recommendation	Page Reference
1	Elect a Board of Directors	FOR	7
		all director nominees
2	Consider and vote on an advisory proposal to approve the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement	FOR	31
3	Consider and vote on a proposal to approve the Company’s 2023 Omnibus Plan	FOR	68
4	Consider and vote on an advisory proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023	FOR	76
5	Consider and vote on an advisory proposal on the frequency of future advisory proposals on the compensation of the Company’s Named Executive Officers	ONE YEAR	78
We will also consider and act upon such other business as may be properly brought before the meeting.
The Board of Directors of Kemper has fixed March 9, 2023 as the record date (“Record Date”) for determining shareholders entitled to receive this notice and to vote at the 2023 Annual Meeting or any adjournments or postponements of the meeting. Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. If you wish to examine a list of registered shareholders as of March 9 during the 10-day period prior to the Annual Meeting date, please contact Investor Relations at investors@kemper.com.
By Order of the Board of Directors,
C. Thomas Evans, Jr.
Secretary
Chicago, Illinois
March 22, 2023
How to Vote

By Internet www.proxyvote.com	By Telephone 1-800-690-6903	By Mail Complete, sign and date your proxy card and return it no later than the commencement of the Annual Meeting in the postage-paid envelope provided

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 3, 2023: The Company’s 2023 Proxy Statement and 2022 Annual Report to Shareholders are available at proxyvote.com. Regardless of whether you plan to attend the Annual Meeting, please vote your proxy as promptly as possible. You may vote by timely returning your signed and dated proxy card in the postage-paid envelope provided, or you may vote by telephone or through the Internet. Instructions are printed on your proxy card.

2023 PROXY STATEMENT	1

Table of Contents

01	Notice of 2023 Annual Meeting of Shareholders to be Held May 3, 2023

03	Proxy Statement Summary

05	Voting Roadmap

07	Proposal 1: Election of Directors
	7	Overview
	8	Director Nominees
	9	Key Characteristics Represented on Board
	10	Director Biographies
	15	Board Composition

17	Corporate Governance
	17	Board Structure
	21	Board Effectiveness
	22	Board Oversight
	23	Communicating with our Board
	24	Other Governance Matters

25	Director Compensation
	25	2022 Annual Non-Employee Director Compensation Program

28	Executive Officers

31	Proposal 2: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
	31	Overview

32	Executive Compensation
	32	Letter from HR & Compensation Committee
	33	Compensation Committee Report
	34	HR & Compensation Committee Governance
	35	Compensation Discussion & Analysis
	52	Compensation Tables 2022
	63	CEO Pay Ratio
	63	Pay Versus Performance

68	Proposal 3: Vote to Approve the Kemper Corporation 2023 Omnibus Plan
	68	Overview and Reason for Proposal
	68	Burn Rate, Outstanding Equity Awards and Overhang & Dilution
	70	Key Features of the 2023 Plan
	70	Summary Description of the 2023 Plan

76	Proposal 4: Advisory Vote to Ratify the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm
	76	Overview
	77	Audit Fees and All Other Fees
	77	Audit Committee Pre-Approval Policies and Procedures
	77	Audit Committee Report

78	Proposal 5: Advisory Vote to Approve the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

79	Beneficial Ownership of Common Stock
	79	Security Ownership of Certain Beneficial Owners
	80	Security Ownership of Directors and Executive Officers
	81	Delinquent Section 16(a) Reports

82	Frequently Asked Questions about the Annual Meeting and Voting/Incorporation by Reference

	82	Proxy and Proxy Statement
	82	Voting and Record Date
	85	Shareholder Proposals, Nominations and Communications
	86	Cost of Proxy Solicitation
	86	Additional Information about Kemper and Householding Requests
	87	Incorporation by Reference

88	Appendix A - Kemper Corporation 2023 Omnibus Plan

2

Proxy Statement Summary
The Kemper Board of Directors (“Board of Directors” or “Board”) is furnishing you with this Proxy Statement to solicit your proxy to be voted at Kemper’s Annual Meeting. This Proxy Statement Summary highlights information contained elsewhere in this Proxy Statement. Please read the entire Proxy Statement carefully before voting.
Annual Meeting of Shareholders

Date Wednesday, May 3, 2023	Time 8:30 a.m. Central Daylight Time	Location 200 East Randolph Street, 70th Floor Chicago, Illinois 60601	Record Date March 9, 2023

Board Responsiveness in 2022
Kemper’s relationship with its shareholders is an important part of our success. We value this relationships and have a long-standing practice of engagement with current and prospective shareholders. Shareholders have many opportunities throughout the year to provide feedback to our senior management and investor relations teams, including at industry and sell-side conferences. In 2022, Kemper conducted approximately 60 one-on-one meetings with shareholders and attended eight conferences.
Kemper’s conversations with shareholders in 2022 covered a variety of topics. In particular, Kemper discussed with shareholders our strategic initiatives, the Company’s operating environment and financial performance, and the path to return to profitability. Feedback from shareholders is shared with the Board and directly informed the Board’s consideration of strategy, compensation and ESG matters in 2022.
We are committed to maintaining an active dialogue to understand the priorities and concerns of our shareholders and believe that ongoing engagement builds mutual trust and understanding. Following our 2022 “Say on Pay” vote, Kemper undertook extensive engagement efforts to better understand our shareholders’ voting decisions. Management solicited feedback from shareholders representing approximately 70% of our outstanding shares and ultimately engaged with shareholders representing approximately 40% of our outstanding shares. The information provided in these conversations directly impacted the HR & Compensation Committee’s compensation decisions for 2022 and the modifications to Kemper’s compensation program for 2023. For more information on the committee’s response to the 2022 “Say on Pay” vote, please see the letter of the HR & Compensation Committee on page 32.
The Company plans to continue its practice of shareholder outreach, including discussions regarding our executive compensation practices by again soliciting the views of significant investors. We expect to contact these shareholders between the filing of this proxy statement and the date of the Annual Meeting.

2023 PROXY STATEMENT	3

Proxy Statement Summary
Environmental, Social and Governance (ESG) at Kemper
Kemper’s ownership culture is the cornerstone of our Environmental, Social and Governance (ESG) approach. We seek to operate responsibly, with a focus on improving our communities through a continued emphasis on sustainability and governance. In doing so, our goal is to be a responsible business partner to our customers, an attractive option to investors, and an employer of choice.
Kemper leadership and the Board of Directors seek to create shareholder value by thoughtful stewardship of shareholder capital. By incorporating ESG into the company’s business, operational and financial strategies, Kemper looks towards the long term. The Governance Committee of Kemper’s Board of Directors oversees the ESG program and receives regular updates from senior leadership. Kemper’s ESG Steering Committee is responsible for setting the strategic direction of our ESG program and supporting program execution. Furthermore, our ESG Program Office, along with subject matter experts across the enterprise, is responsible for day-to-day implementation, development and application of best practices, and reporting. Our approach to disclosure is informed by leading global standards, including the Sustainability Accounting Standards Board and Global Reporting Initiative.

Environmental
We are committed to responsible environmental management and conservation of resources. Our environmental programs are focused on reducing waste, efficient energy consumption and responding to climate risk. This focus has delivered improvements in energy efficiency across our business footprint.

Social
Kemper’s most important asset is our employees. We provide valuable opportunities for personal growth and professional challenges at all stages of careers, from early career programs including internships and rotational programs to leadership development. We also promote individual growth and development through various programs including the Own Your Career initiative, providing employees with the resources and tools necessary to continue to build momentum toward career success and development.
We are committed to an inclusive and equitable work environment. Our focus on sustainability across our businesses not only makes us more competitive, but also helps us attract, motivate and retain the talent we need in order to achieve our goals.

Governance	At Kemper, we seek the trust and confidence of our stakeholders. A key component of that is good corporate governance. Strong governance, ethics and compliance practices are followed.
More information on ESG is available on the Company’s website at kemper.com and in the Company’s 2022 Annual Report to Shareholders posted along with this Proxy Statement at proxyvote.com.

4

Voting Roadmap

ITEM 1

Election of Directors Shareholders are being asked to elect 11 directors named in this Proxy Statement.

The Board of Directors recommends that you vote “FOR” the Election of all Nominees for Director in Proposal 1.	See Page 7

ITEM 2

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
This proposal provides you with the opportunity to vote, on a non-binding, advisory basis, to approve the compensation of the NEOs as disclosed in this Proxy Statement in accordance with the applicable compensation disclosure rules (“Say-On-Pay Vote”).

The Board of Directors recommends that you vote “FOR” Proposal 2.	See Page 31

ITEM 3

Vote to Approve the Company’s 2023 Omnibus Plan
On March 15, 2023, the Board approved the 2023 Omnibus Plan (“2023 Plan”), subject to approval of the shareholders at the Annual Meeting. If the 2023 Plan is approved by the shareholders, the Company will register the shares of Common Stock reserved for issuance thereunder on a Form S-8 and will use the 2023 Plan for all future awards of equity-based compensation granted to the Company’s employees, non-employee directors and other service providers, and no further grants will be made under the Company’s 2020 Omnibus Equity Plan (“2020 Plan”).

The Board of Directors recommends that you vote “FOR” Proposal 3.	See Page 68

2023 PROXY STATEMENT	5

Voting Roadmap

ITEM 4

Advisory Vote to Ratify the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm
The Audit Committee considered the performance and qualifications of Deloitte & Touche and has reappointed Deloitte & Touche to serve as the Company’s independent registered public accounting firm for fiscal year 2023, and the Board is asking shareholders to ratify that selection.

The Board of Directors recommends that you vote “FOR” Proposal 4.	See Page 76

ITEM 5

Advisory Vote to Approve the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers
SEC regulations that took effect in 2011 require companies to provide shareholders with the opportunity every six years to vote on a non-binding, advisory basis for their preference about the frequency of future Say-On-Pay Votes. By voting with respect to this proposal, shareholders may indicate whether they would prefer that the Company conduct future Say-On-Pay Votes once every one, two or three years or they may abstain from voting on this proposal.

The Board of Directors recommends that you vote for the option of a “ONE YEAR” frequency in Proposal 5.	See Page 78

6

PROPOSAL 1

Election of Directors

Overview
Shareholders are being asked to elect 11 directors. Directors serve for an annual term or until the election of their successors, or as otherwise provided under the Bylaws. If any of the director nominees for election to the Board at the Annual Meeting named below (“Nominees”) declines or is unable to serve as a director (neither of which is anticipated), the individuals designated as proxies on the proxy card reserve full discretion to vote for any or all other persons who may be nominated. A Nominee will be elected if the number of votes cast “FOR” exceeds the number of votes cast “AGAINST” his or her election.
On February 1, 2023, Robert Joyce notified the Board that he will not stand for re-election at the Annual Meeting. He will continue to serve as a director until he concludes his term at the Annual Meeting. During his tenure on the Board, Mr. Joyce served as both Chairman and Lead Director and, at the conclusion of his term, he will have served on the Board for 11 years.
Required Vote
Under the Company’s Bylaws, if a quorum is present, each Nominee will be elected by the affirmative vote of a majority of the votes cast, meaning the number of shares voted “FOR” a Nominee exceeds the number of shares voted “AGAINST” such Nominee. “Abstentions” and “broker non-votes” are not considered votes cast “FOR” or “AGAINST” the foregoing purpose, and will have no effect on the election of Nominees. If a Nominee who is an incumbent director receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election, the Company’s Bylaws require that such director must promptly tender his or her resignation to the Board following certification of the vote.

The Board of Directors recommends that you vote “FOR” the Election of all Nominees for Director in Proposal 1.

2023 PROXY STATEMENT	7

Election of Directors
Director Nominees
The following provides summary information about each director nominee.

			Current Committee Membership
Name and Primary Occupation	Age	Director Since	AC	GC	HRC	IC	RC
Teresa A. Canida INDEPENDENT Principal and Portfolio Manager, Cito Capital Group, LLC	69	2018				C
George N. Cochran INDEPENDENT Former Chairman, Global Financial Institutions Group, Macquarie Capital	68	2015					C
Kathleen M. Cronin INDEPENDENT Former Senior Managing Director, General Counsel and Corporate Secretary, CME Group Inc.	59	2015
Jason N. Gorevic INDEPENDENT Chief Executive Officer, Teladoc Health, Inc.	51	2022
Lacy M. Johnson INDEPENDENT Partner, Taft Stettinius & Hollister LLP	70	2016
Joseph P. Lacher, Jr. Chairman of the Board, President and Chief Executive Officer, Kemper Corporation	53	2015
Gerald Laderman INDEPENDENT Executive Vice President and Chief Financial Officer, United Airlines Holdings, Inc.	65	2020
Alberto J. Paracchini INDEPENDENT Chief Executive Officer, President and Director of Byline Bank	52	2023
Stuart B. Parker LEAD DIRECTOR, INDEPENDENT Former President and Chief Executive Officer, USAA	61	2020	C
Christopher B. Sarofim Chairman, Fayez Sarofim & Co.	59	2013
Susan D. Whiting INDEPENDENT Former Vice Chair, Nielsen Holdings plc	66	2017			C

AC	Audit Committee	IC	Investment Committee		Member
HRC	Human Resources & Compensation Committee	RC	Risk Committee	C	Chair
GC	Governance Committee

8

Election of Directors
Key Characteristics Represented on Board
The Governance Committee considers and recommends candidates for the Board. Each of the individuals selected to serve as a Nominee meets the standards for Board nominees as described below in the Director Nomination Process section beginning on page 15. The Governance Committee and the Board believe each Nominee has demonstrated significant business achievements, ethical principles and commitment to serve the Company and its shareholders, and that the specific experience, qualifications, attributes and skills of each Nominee add to the collective ability of the Board to perform its duties and discharge its responsibilities with competence, professionalism and expertise.
Board Nominee Snapshot

Independence	Tenure	Age	Diversity
	5 years average	61 years average

Independent Not independent	<3 years 3-7 years 8-10 years	<60 years 60-65 years 66-70 years	Female Ethnically diverse

Skills and Experience

Insurance Industry	Investment Management	Human Capital	ESG
Executive Experience	Accounting/Finance	IT/Cyber	Regulatory/Policy
Risk Management	Consumer- Focused Business	Corporate Governance	Business Development

2023 PROXY STATEMENT	9

Election of Directors
Director Biographies
The following is a summary of the background and public-company directorships held by each Nominee over at least the past five years. Also included are specific factors particular to such Nominee that, combined with the generally applicable factors noted below, led the Board to conclude that they should be selected as a Nominee for election to the Board at the Annual Meeting.

Teresa A. Canida
Committees: Audit, Investment (Chair)
Age: 69
Director since: 2018
Skills:
•Insurance Industry
•Executive Experience
•Investment Management
•Risk Management
•Corporate Governance
•ESG
•Consumer-Focused Business

CURRENT ROLE
•Principal and Portfolio Manager, Cito Capital Group, LLC, 2016-Present
•Director, Kemper Corporation, 2018-Present
BACKGROUND & PAST EXPERIENCE
•Chairperson, Taplin, Canida & Habacht LLC
•President, Taplin, Canida & Habacht LLC
•President, Managing Principal, and Chief Compliance Officer, Taplin, Canida & Habacht LLC
•Director, Infinity Property and Casualty Corporation (“Infinity”) (acquired by Kemper in 2018)
•Member, Investment Advisory Council of the Florida State Board of Administration

REASONS FOR NOMINATION
Ms. Canida is a leader in the investment management industry. She has extensive experience in portfolio management and has served in senior leadership roles in the industry as co-founder and manager of a multi-billion dollar investment advisory firm. Ms. Canida is an expert in investments, risk management and executive leadership and provides Kemper with valuable insight in these areas. Ms. Canida has been recognized as a leader in the Latino/Hispanic business community and the Board values her extensive knowledge of the Company’s Latino/Hispanic consumer base. Additionally, Ms. Canida brings valuable knowledge about the specialty auto insurance business by virtue of her tenure on the Infinity Board of Directors.

George N. Cochran
Committees: HR & Compensation, Investment, Risk (Chair)
Age: 68
Director since: 2015
Skills:
•Insurance Industry
•Executive Experience
•Investment Management
•Risk Management
•Corporate Governance
•Business Development

CURRENT ROLE
•Managing Partner, Cochran Booth & Co., 2014-Present
•Director, Kemper Corporation, 2015-Present
BACKGROUND & PAST EXPERIENCE
•Chairman, Global Financial Institutions Group, Macquarie Capital
•Chairman, Fox-Pitt Kelton Cochran Caronia Waller (acquired by Macquarie Capital in 2009)
•Co-founder, Cochran Caronia Waller
•Managing Director and Insurance Industry Head, Coopers & Lybrand Securities, LLC
•Investment Banker, Kidder, Peabody & Co.

REASONS FOR NOMINATION
Mr. Cochran is an experienced financial and investment professional. Mr. Cochran served in senior leadership positions at several investment banking and securities firms. His knowledge of the insurance industry, corporate transactions and corporate finance is a significant benefit to the Board. With this experience and expertise, Mr. Cochran provides the Board with valuable insight on executive development, corporate transactions, risk management, corporate governance, operational and strategic matters.
The Board also values Mr. Cochran’s commitment to boardroom excellence. He is a National Association of Corporate Directors (“NACD”) Governance Fellow and Board Leadership Fellow and has completed NACD’s comprehensive program of study for directors and corporate governance professionals.

10

Election of Directors

Kathleen M. Cronin
Committees: Audit, Governance Age: 59 Director since: 2015 Skills: •Executive Experience •Accounting / Finance •Regulatory / Policy •Human Capital •ESG •IT / Cyber
CURRENT ROLE
•Director, Kemper Corporation, 2015-Present
BACKGROUND
•Senior Managing Director, General Counsel and Corporate Secretary for CME Group Inc. (“CME”), 2002-2022
•Attorney, Skadden, Arps, Slate, Meagher and Flom LLP
•Chief Counsel/Corporate Finance, Sara Lee Corporation

REASONS FOR NOMINATION
Ms. Cronin is a senior attorney and business executive with decades of experience in corporate law and corporate governance. Ms. Cronin recently retired as the General Counsel of CME, the world’s leading derivatives marketplace. In her role at CME, Ms. Cronin had oversight responsibility for legal, compliance, internal audit, regulatory advocacy, and risk management functions. She provides Kemper’s Board with an expert’s perspective on operating a public company in a highly-regulated industry. In addition, Ms. Cronin has significant expertise in corporate governance, information security, corporate law, and corporate finance.

Jason N. Gorevic
Committees: HR & Compensation, Risk
Age: 51
Director since: 2022
Skills:
•Executive Experience
•Accounting / Finance
•Risk Management
•Regulatory / Policy
•Corporate Governance
•Consumer-Focused Business
•Business Development
•IT / Cyber

CURRENT ROLE
•Chief Executive Officer and Director, Teladoc Health, Inc. (NYSE: TDOC) (“Teladoc”),
2009-Present
•Director, Kemper Corporation, 2022-Present
BACKGROUND & PAST EXPERIENCE
•Various management roles, Elevance Health, Inc. (formerly known as Anthem, Inc. and WellPoint, Inc.), including as President, Empire BlueCross BlueShield
•Leadership roles at Oxford Health Plans, Inc., Mail.com, and Gemfinity

REASONS FOR NOMINATION
Mr. Gorevic is the chief executive officer of Teladoc Health, a global leader in virtual medical care. His knowledge and experience gained as a corporate leader and entrepreneur is of great value to the Kemper Board. He has executive experience in risk management, strategic planning and corporate transactions. The Board believes his first-hand knowledge of operating a technology-focused, consumer-facing business in a regulated industry is of great benefit to Kemper and its businesses.

2023 PROXY STATEMENT	11

Election of Directors

Lacy M. Johnson
Committees: Governance, HR & Compensation Age: 70 Director since: 2016 Skills: •Insurance Industry •Regulatory / Policy •Human Capital •Government Relations •Corporate Governance •ESG •IT / Cyber
CURRENT ROLE
•Partner-in-charge, Public Affairs Strategies Group, Taft Stettinius & Hollister LLP, 2021-Present
•Director, Kemper Corporation, 2016-Present
•Director, Griffon Corporation (NYSE: GFF), 2019-Present
BACKGROUND & PAST EXPERIENCE
•Partner, Ice Miller LLP
•Attorney, Governmental Relations Services, Sagamore-Bainbridge, Inc.
•Director of Security, Indiana State Lottery (liaison with the Indiana General Assembly)
•Member, Biden-Harris Transition Team
•Member of Vice President Harris’s Midwest Finance Team

REASONS FOR NOMINATION
Mr. Johnson is an attorney and public servant with wide experience in governmental and regulatory affairs. His knowledge of these matters, gained over his 30 years in legal practice, provides the Board with important insight on government relations at the state and federal levels. In addition, Mr. Johnson has provided focused insight on Kemper’s “act like owner” culture, its ESG practices, diversity considerations, and other social issues.
The Board also values Mr. Johnson’s distinguished public service and leadership. He is a trusted advisor to many leaders and members of the Congressional Black Caucus and is a Democratic National Committeeman. Mr. Johnson’s public service includes participation on the governing bodies of many civic and educational institutions, including in roles with the Indiana University Foundation and the Krannert School of Management at Purdue University. He also served as a Lieutenant Commander in the United States Naval Intelligence Reserves and as a Lieutenant Colonel and Deputy Superintendent for Support Services of the Indiana State Police.

Joseph P. Lacher, Jr.
Committees: Investment, Risk
Age: 53
Director since: 2015
Skills:
•Insurance Industry
•Executive Experience
•Accounting / Finance
•Investment Management
•Risk Management
•Regulatory / Policy
•Corporate Governance
•Business Development
•Human Capital
•ESG
•Consumer-Focused Business
•IT / Cyber

CURRENT ROLE
•President & Chief Executive Officer, Kemper, 2015-Present
•Chairman of the Board of Directors, Kemper, 2021-Present
•Director, Kemper Corporation, 2015-Present
BACKGROUND & PAST EXPERIENCE
•President, Allstate Protection (a unit of Allstate Corporation) (“Allstate”)
•Executive Vice President-Select Accounts, The Travelers Companies, Inc. (“Travelers”)
•Executive Vice President-Personal insurance, Travelers

REASONS FOR NOMINATION
Mr. Lacher is Kemper’s President, Chief Executive Officer and Chairman. In this role, he has a deep understanding of the Company’s business, industry, risk management processes, and strategic initiatives. He plays a critical role on Kemper’s Board in acting as a liaison between the Board and the members of the Company’s executive management and operational teams. Mr. Lacher is an experienced insurance industry executive and prior to joining Kemper, he served in leadership positions with Allstate and Travelers.
Mr. Lacher serves on the International Board of Directors of the Juvenile Diabetes Research Foundation and is a Trustee of the Field Museum of Natural History.

12

Election of Directors

Gerald Laderman
Committees: Audit, Investment Age: 65 Director since: 2020 Skills: •Executive Experience •Investment Management •Accounting/Finance •Risk Management •Business Development •Human Capital •ESG •IT / Cyber
CURRENT ROLE
•Executive Vice President and Chief Financial Officer, United Airlines Holdings, Inc. (“United Airlines”), 2018-Present
•Director, Kemper Corporation, 2020-Present
BACKGROUND & PAST EXPERIENCE
•Senior Vice President and Acting Chief Financial Officer, United Airlines
•Senior Vice President-Finance, Procurement & Treasurer, United Airlines
•Senior Vice President of Finance & Treasurer, Continental Airlines (merged with United Airlines in 2010)
•Attorney, Hughes Hubbard & Reed LLP

REASONS FOR NOMINATION
Mr. Laderman is the Chief Financial Officer of United Airlines and has significant business and executive management experience. Mr. Laderman’s expertise in accounting, financial reporting and business operations is particularly valuable to the Kemper Board. In addition, he brings important insight and experience on capital and operating budget planning, cost management, capital allocation public company operations, and other key corporate functions, including enterprise risk management.
Mr. Laderman is a member of the Board of Directors of the Illinois Holocaust Museum and Education Center.

Alberto J. Paracchini
Committees: Audit, Risk Age: 52 Director since: 2023 Skills: •Executive Experience •Accounting / Finance •Corporate Governance •Business Development •Risk Management •Investment Management
CURRENT ROLE
•Chief Executive Officer, President and Director of Byline Bank (“Byline”), 2013-Present
•President and Director of Byline Bancorp, Inc., 2013-Present
•Member of the Executive Credit and ALCO Committee of Byline Bank
BACKGROUND & PAST EXPERIENCE
•Principal, BXM Holdings, Inc.
•Senior roles at Midwest Bank & Trust, Popular Financial Holdings, E-Loan and Banco Popular North America

REASONS FOR NOMINATION
Mr. Paracchini is a leader in the banking industry and in the Chicago business community. He has extensive experience in the financial services industry and in corporate finance and executive leadership. The Board and the Company will benefit from his experience in financial matters and his executive leadership gained with a public company operating in a highly regulated industry. His extensive business and executive management experience, understanding of the financial industry, and valuable knowledge of key governance matters will be a significant benefit to the Company and the Board.
The Board also values Mr. Paracchini’s dedicated leadership to the Chicago community.

2023 PROXY STATEMENT	13

Election of Directors

Stuart B. Parker
Committees: Audit (Chair), Risk
Age: 61
Director since: 2020
Skills:
•Insurance Industry
•Executive Experience
•Accounting / Finance
•Investment Management
•Regulatory / Policy
•Business Development
•ESG
•IT/ Cyber

CURRENT ROLE
•Lead Director, Kemper Corporation, 2022-Present
•Director, Kemper Corporation, 2021-Present
•Director, HealthEquity, Inc. (NYSE: HQY), 2020-Present
BACKGROUND & PAST EXPERIENCE
•President & Chief Executive Officer, Member of the Board of Directors, The United Services Automobile Association (“USAA”), 2015-2020
•Chair, Board of Directors, USAA Federal Savings Bank
•Chief Operating Officer, USAA, 2014-2015
•Chief Financial Officer, USAA, 2012-2014
•President, Property and Casualty Insurance Group, USAA, 2007-2012
•President, Financial Planning Services, USAA, 2004-2007

REASONS FOR NOMINATION
Mr. Parker is an experienced senior executive and corporate leader in the insurance and financial services industry. He currently serves as the Lead Director of the Kemper Board. Mr. Parker retired as the chief executive officer of USAA, which provides insurance, financial and banking services to military members, veterans and their families. The Kemper Board values his hands-on knowledge in areas such as insurance operations, executive leadership, strategy development, and corporate governance.
While at USAA, Mr. Parker also served on the board of Chief Executives for Corporate Purpose, a CEO-led coalition that helps companies focus on social responsibility. The Board also values Mr. Parker’s military service in the U.S. Air Force and as a veteran of Desert Shield and Desert Storm.

Christopher B. Sarofim
Committee: Investment
Age: 59
Director since: 2013
Skills:
•Executive Experience
•Investment Management
•Accounting / Finance
•Risk Management
•Regulatory / Policy
•Business Development
•Human Capital
•ESG
•IT / Cyber

CURRENT ROLE
•President and Chairman of the Board, Fayez Sarofim & Co. (“FS&C”), 2022-Present
•Director, Kemper Corporation, 2013-Present
•Director, Flame Acquisition Corp., (NYSE: FLME), 2021-Present
BACKGROUND & PAST EXPERIENCE
•Vice Chairman, FS&C
•Co-manager and a member of Executive, Finance and Investment Committees, FS&C
•President, Sarofim International Management Company
•Investment Banker, Goldman, Sachs & Co.

REASONS FOR NOMINATION
Mr. Sarofim is a leader in the financial services and investment management industry. In addition to his leadership positions at FS&C, Mr. Sarofim is a co-manager of the mutual funds his company manages for BNY Mellon, and he is a portfolio manager for institutional and high net worth clients. His investment management expertise and executive leadership experience is valued and utilized by the Board. In addition, the Investment Committee of Kemper’s Board values Mr. Sarofim’s financial market and securities analysis expertise.
Mr. Sarofim’s community and charitable commitments include serving on the Board of Trustees for The Brown Foundation and Baylor College of Medicine and as the Chairman of the Board of Trustees of the Sarofim Foundation.

14

Election of Directors

Susan D. Whiting
Committees: Governance, HR & Compensation (Chair)
Age: 66
Director since: 2017
Skills:
•Executive Experience
•Risk Management
•Regulatory / Policy
•Human Capital
•ESG
•Consumer-Focused Business
•IT / Cyber

CURRENT ROLE
•Director, Kemper Corporation, 2017-Present
•Director, Alliant Energy Corporation (NYSE: LNT), 2013-Present
BACKGROUND & PAST EXPERIENCE
•Vice Chair, Nielsen Holding plc. (“Nielsen”)
•Executive Vice President, Nielsen
•President, Nielsen Media Research (“Nielsen Media”)
•Chief Operating Officer, Nielsen Media
•Chief Executive Officer, Nielsen Media
•Chair of the Board of Directors, Nielsen Media

REASONS FOR NOMINATION
Ms. Whiting has extensive experience in various operational and executive roles while at Nielsen, where she worked for 35 years. Ms. Whiting has significant expertise in consumer behavior, information services and data analytics, and governmental and public affairs. This expertise provides the Board with important insight into Kemper’s strategy to enhance consumer loyalty and the consumer experience.
Ms. Whiting is an active volunteer leader and board member for educational and not-for-profit organizations, currently serving as the Chair of the National Women’s History Museum, as a trustee for the Chicago Academy of Sciences’ Peggy Notebaert Nature Museum, and as a trustee for Denison University.
The Kemper Board values Ms. Whiting’s extensive service on public company, private company and non-profit boards and believes her experience in these roles enhances Kemper’s corporate governance.

Board Composition
The Governance Committee is responsible for reviewing with the Board, on an annual basis, the skills and characteristics of individual Board members as well as the composition of the Board as a whole. This assessment includes consideration of members’ qualification as independent, members’ past performance as directors, and the current needs of the Company.
Director Nomination Process
Under its charter, the Governance Committee recommends a slate of director nominees for election each year at the Annual Meeting. The Governance Committee screens and interviews candidates, and conducts inquiries into each candidate’s background, qualifications and independence in accordance with the NYSE Listing Standards and SEC rules. The Governance Committee may, at its discretion, engage recruiters to identify and evaluate director candidates.
The Governance Committee will also consider director recommendations by shareholders that are made in writing, addressed to the Company’s Secretary, and include: (i) the candidate’s name, address and telephone number; (ii) a brief biographical description of the candidate, including his or her occupation for the past five years and a statement of the qualifications of the candidate to serve as director; and (iii) the candidate’s signed consent to serve as a director if elected and to be named in the Company’s proxy materials as a director nominee. The Governance Committee will consider shareholder recommendations using the same standards it uses to assess all other candidates for director.
The Governance Committee evaluates potential nominees for director against the following standards previously adopted by the Board, as well as other attributes and skill sets considered desirable or necessary to address particular needs from time to time. Recently, the Governance Committee has focused on candidates who are or recently were sitting CEOs. The Governance Committee believes these individuals bring to the table the knowledge and experience of the challenges their own businesses

2023 PROXY STATEMENT	15

Election of Directors
face in the current environment. The Governance Committee also believes experience in regulated industries is helpful in understanding our industry. In addition, the Governance Committee considers the following characteristics of candidates:
•highest ethical standards and integrity;
•willingness and ability to devote sufficient time to the work of the Board;
•willingness and ability to represent the interests of all shareholders rather than those of any special interest groups or constituencies;
•no conflicts of interest that would interfere with performance as a director;
•reputation for working constructively with others;
•professional and personal experience and expertise relevant to the Company’s business;
•history of achievement at a high level in business or the professions that reflects superior standards; and
•qualities that contribute to the Board’s diversity of experience, gender, race and age such that the Board has a diversity of perspectives as well as a balance of skills and experience.
Determination of Independence
The Board has adopted categorical standards as a part of the Company’s Corporate Governance Guidelines (“Director Independence Standards”) to assist in its determination of director independence as required by Section 303A of the NYSE Listing Standards and applicable SEC rules. The Corporate Governance Guidelines are posted under the About Us/Governance tab on the Company’s website at kemper.com. Under the Director Independence Standards, a director is not independent for purposes of their service on the Board or a particular Board committee unless the director and their immediate family members meet all independence requirements under the NYSE Listing Standards and SEC rules. The Director Independence Standards incorporate by reference certain relationships listed in the NYSE and SEC independence rules. In addition, the Director Independence Standards define four specific types of relationships as categorically immaterial. Two of these types of relationships involve an organization or entity that either received charitable contributions from the Company or engaged in transactions with the Company, in either case to the extent the annual amounts involved did not exceed $120,000. The other two types of relationships are: (i) status as an insurance policyholder of a Company subsidiary in the ordinary course of business of the subsidiary on terms no more favorable to the director than those applicable to unaffiliated third parties or those generally available to Company employees; and (ii) the receipt by a director of administrative support or retirement compensation for prior service from a former employer of such director that has a business relationship with the Company. The Board believes that these specified types of relationships would not affect or influence the Company’s business relationships or create a direct or indirect material interest in the Company’s business transactions on the part of a director.
In connection with its annual independence assessment of the individuals recommended by the Governance Committee as nominees for election to the Board at the 2023 Annual Meeting, the Board considered the applicable independence rules and the factual information derived from the questionnaires completed by the individual directors and other available information. With regard to Mr. Laderman, information considered by the Board included the facts and circumstances involving Kemper employee flights on United Airlines described in the section below regarding Related Person Transactions. With regard to Mr. Gorevic, information considered by the Board included the facts and circumstances relating to the Company’s indirect arrangement with Livongo described in the section below regarding Related Person Transactions. The Board affirmatively determined that, under the NYSE Listing Standards, applicable SEC rules and the Director Independence Standards, Mses. Canida, Cronin and Whiting, and Messrs. Cochran, Gorevic, Johnson, Laderman, Paracchini and Parker is each an independent director with no material relationships with the Company, and as a result, a majority of the members of the Board are independent.

16

Corporate Governance

Director Elections
Annual
Board Independence
9 out of 11 of Director nominees
(82%)
Director nominees are independent
Board Structure
Strong Lead Director along
with Chairman of the Board
Board Diversity
3 out of 11
(27%)
are women
3 out of 11
(27%)
are ethnically diverse
Director Support in Previous Year
94.5%
average
Board Committees
Chaired by Independent Directors
Shareholder Engagement
Annual
Environmental, Social and
Governance Matters
Overseen by the Governance Committee
Stock Ownership Policy
CEO: 5X of annual salary
Other NEOs: 2X of annual salary
Independent Directors: 5X the retainer
of non-chair members

Board Structure
Leadership Structure
The Kemper Board of Directors (“Board”) currently consists of twelve members. With the upcoming retirement of Mr. Joyce, there are eleven nominees being voted upon at the 2023 Annual Meeting of Shareholders. The Board’s leadership structure consists of Joseph P. Lacher, Jr., who serves as the Chairman of the Board, CEO and President, and Stuart B. Parker, who serves as our Lead Director. Each of the Board committees is led by a chair. The Chairman sets agendas for, and presides over, Board meetings and shareholder meetings. Similarly, Board committee chairs set agendas for, and preside over, the meetings and executive sessions held by their respective committees.
In May 2021, the Board considered the appropriate leadership structure for the Company and determined that the interests of Kemper and our shareholders would be best served by combining the offices of Chairman and CEO under the leadership of Mr. Lacher. At the same time, the Board designated Mr. Joyce, who had previously served as the Company’s non-executive Chairman of the Board, to serve as the Lead Director. In May 2022, the Board selected Mr. Parker to succeed Mr. Joyce as the Lead Director.
The Board believes Mr. Lacher’s knowledge of the Company’s business and strategic vision bring focused leadership to the Board. Combined with Mr. Parker’s deep expertise in the insurance industry and track record as an accomplished leader and executive, the Board believes this leadership structure provides effective oversight of the Company’s strategies and operations.
The Board and the Governance Committee regularly review this leadership structure and consider many factors, including the specific needs of Kemper and its businesses, corporate governance best practices, shareholder feedback, and succession planning. The Board has no set policy on whether the offices of Chairman and CEO should be held by the same person. Instead, the Board believes the combination or separation of these offices should be determined by the needs of the Company and the composition of the Board. When the Chairman is not an independent director, the Company’s Corporate Governance Guidelines require the appointment of a Lead Director by the independent directors. The Board believes that having a Lead Director improves the overall functioning of the Board and strengthens the ability of the independent directors to effectively exercise independent oversight of management during periods when the Chairman of the Board is not independent.
In addition to the leadership provided by the Chairman and Lead Director and general oversight of the Company provided by the full Board, all non-employee and independent directors meet regularly in executive session. The principal Board committees perform significant functions for the Board and the Company and confer with independent outside advisors as they determine appropriate in their discretion. Non-employee and independent directors are encouraged to communicate freely with the Chairman/CEO and other members of management at any time.

2023 PROXY STATEMENT	17

Corporate Governance
Role of the Lead Director

Stuart B. Parker
Lead Director
•Serves as the primary liaison between non-employee directors and the Chairman/CEO;
•Calls special meetings of the Board and executive sessions of the non-employee and independent directors;
•Sets agendas for, and presides over, the executive sessions of the non-employee and independent directors;
•Presides at Board and shareholder meetings in the absence of the Chairman;
•Approves meeting agendas for the Board in coordination with the Chairman and the Company’s secretary;
•Approves meeting schedules for the Board to ensure there is sufficient time for discussion of all agenda items;
•Makes himself available, if requested by the shareholders, when appropriate, for consultation and direct communication; and
•Such other duties as may be conferred upon the Lead Director from time to time by the Board.

Board Committees
The Board has the following five standing committees: (i) Audit Committee; (ii) Governance Committee; (iii) Human Resources and Compensation Committee (“HR & Compensation Committee” or “HR&CC”); (iv) Investment Committee; and (v) Risk Committee. The Board has adopted written charters for each committee. These documents are available on the Company’s website at kemper.com under About Us/Governance and/or by mail at no cost upon request to the Company at 200 East Randolph Street, Suite 3300, Chicago, Illinois 60601, Attention: Investor Relations.
The following table shows the chair and current committee membership of the five Board committees, and the number of Board committee meetings held in 2022, and actions taken by unanimous written consent in lieu of meetings:

	Audit Committee	Governance Committee	HR & Compensation Committee	Investment Committee	Risk Committee
Teresa A. Canida*				C
George N. Cochran*					C
Kathleen M. Cronin*
Jason N. Gorevic*
Lacy M. Johnson*
Robert J. Joyce*		C
Joseph P. Lacher, Jr.
Gerald Laderman*
Alberto J. Paracchini(1)*
Stuart B. Parker*	C
Christopher B. Sarofim
Susan D. Whiting*			C
Meetings Held in 2022	10	4	7	4	4
Actions by Written Consent in 2022	—	—	1	—	—

Member	C	Chair
*Independent
(1)Alberto J. Paracchini was elected a director effective February 1, 2023. Mr. Paracchini was determined to be an independent director and was named a member of the Audit and Risk committees.

18

Corporate Governance
The following are brief descriptions of the functions of the five Board committees:
Audit Committee

Members: Stuart B. Parker (Chair) Teresa A. Canida Kathleen M. Cronin Gerald Laderman Alberto J. Paracchini Meetings held in 2022: 10
The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to:
•retention and oversight of the Company’s independent registered public accounting firm and assessment of its qualifications, independence and performance;
•review of the integrity of the Company’s financial statements and related disclosures;
•adequacy of the Company’s internal controls and related disclosures, and review of other matters that might impact the Company’s financial statements;
•major risk exposures of the Company and its related policies and programs, including its enterprise risk management (“ERM”) structure and program;
•review of the Company’s internal audit function, including concurrence with the appointment and evaluation of its leader and review of its staffing, budget and significant report findings;
•oversight of procedures related to complaints regarding accounting or auditing matters; and
•the Company’s compliance with legal and regulatory requirements.

The Board has determined that each member of the Audit Committee is independent and financially literate in accordance with the New York Stock Exchange (“NYSE”) Listed Company Manual (“NYSE Listing Standards”), and meets the independence requirements for audit committee membership under the rules of the Securities and Exchange Commission (“SEC”). In addition, the Kemper Board has determined that Messrs. Cochran, Laderman, Paracchini and Parker each qualify as an audit committee financial expert under the SEC rules.
Governance Committee

Members: Robert J. Joyce (Chair) Kathleen M. Cronin Lacy M. Johnson Susan D. Whiting Meetings held in 2022: 4
The Governance Committee assists the Board in fulfilling its responsibilities with respect to:
•developing director qualification criteria, identifying potential director candidates, and recommending director nominees from time to time and for the Annual Meeting;
•recommending Board members to serve as Board committee members and chairs and to serve as Chairman of the Board or Lead Director, and periodically reviewing Board and Board committee procedural matters;
•leading the Board in its annual review of the performance of the Board and Board committees; and
•overseeing corporate governance matters and assessing related policies and guidelines in connection with such matters as corporate governance, business conduct and ethics, related person transactions, and environmental, social and governance (“ESG”) practices.

The Board has determined that each member of the Governance Committee is independent in accordance with the NYSE Listing Standards.

2023 PROXY STATEMENT	19

Corporate Governance
HR & Compensation Committee

Members: Susan D. Whiting (Chair) George N. Cochran Jason N. Gorevic Lacy M. Johnson Meetings held in 2022: 7 (and 1 written consent)
The HR & Compensation Committee assists the Board in fulfilling its responsibilities with respect to:
•reviewing and approving the compensation of the Company’s executive officers and other members of senior management as may be designated by the HR & Compensation Committee from time to time;
•reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, and evaluating the CEO’s performance and compensation in light of such goals and objectives;
•administering the Company’s executive officer incentive compensation and equity-based compensation plans, and reviewing and approving awards thereunder and the material terms of any executive officer employment agreements or severance or change-in-control arrangements;
•reviewing and making recommendations to the Board on non-employee director compensation;
•overseeing Company policies and procedures that facilitate compliance with regulatory and disclosure requirements related to executive and director compensation and assess compensation program risk levels;
•monitoring the Company’s strategies related to executive human capital management, including talent and leadership development, and succession planning; and
•monitoring the culture of the Company, including diversity and inclusion programs, employee relations and engagement, and other aspects of corporate culture as deemed appropriate by the HR & Compensation Committee.

The HR & Compensation Committee has oversight responsibilities pertaining to the Company’s executive compensation and equity-based compensation programs. The HR & Compensation Committee performs regular reviews of compensation risk assessments, performance metrics and results under the Company’s cash incentive and equity-based compensation plans, and levels of ownership of the Company’s Common Stock by its executive officers and directors.
The Board has determined that each member of the HR & Compensation Committee is independent in accordance with the NYSE Listing Standards. Additional information about the HR & Compensation Committee’s governance is provided below in the HR & Compensation Committee Governance section beginning on page 34.
HR & Compensation Committee Interlocks and Insider Participation
The HR & Compensation Committee is chaired by Ms. Whiting and consists of Messrs. Cochran, Gorevic and Johnson. None of these individuals is a current or former officer or employee of the Company or any of its subsidiaries, and none of these individuals had a relationship with the Company during 2022 that required disclosure by the Company under the SEC rules on transactions with related persons. Related person transactions and the independence of the non-employee members of the Company’s Board are discussed in more detail under the two sections entitled Related Person Transactions and Director Independence. No executive officer of the Company has served as a director or member of the compensation committee or other board committee of another entity that had an executive officer who served on the Company’s Board or HR & Compensation Committee.

20

Corporate Governance
Investment Committee

Members: Teresa A. Canida (Chair) George N. Cochran Joseph P. Lacher, Jr. Gerald Laderman Christopher B. Sarofim Meetings held in 2022: 4
The Investment Committee assists the Board in fulfilling its oversight responsibilities with respect to:
•reviewing and approving policies and objectives for the Company’s investment activities established and maintained by the Company’s Chief Investment Officer;
•reviewing the performance of the Company’s investment portfolio on a consolidated basis and the portfolio’s compliance with the investment policies; and
•monitoring economic conditions and advising management as to options for responding to applicable economic risks.
A majority of the members of the Investment Committee have been determined by the Board to be independent in accordance with the NYSE Listing Standards.

The Investment Committee oversees management’s establishment of policies and objectives for the Company’s investment activities, reviews the performance of the Company’s investment portfolio and monitors related economic conditions and risks.
Risk Committee

Members: George N. Cochran (Chair) Jason N. Gorevic Robert J. Joyce Joseph P. Lacher, Jr. Alberto J. Paracchini Stuart B. Parker Meetings held in 2022: 4
The Risk Committee was formed in 2021 to specifically consider at the Board level the appropriate response and oversight procedures to significant risks facing the Company. The Risk Committee assists the Board in fulfilling its oversight responsibilities to monitor and assess the Company’s risk management practices, including policies and processes related to compliance, operational, reputational and strategic risks. In particular, the Risk Committee receives regular updates on the operation and effectiveness of the Company's ERM program (including the structure and staffing of the ERM program) and the Company’s information security program, cybersecurity risks, and related developments.
 A majority of the members of the Risk Committee have been determined by the Board to be independent in accordance with the NYSE Listing Standards.

Board Effectiveness
Meetings, Attendance and Executive Sessions
Directors are expected to make every effort to attend the Annual Meeting of Shareholders, Board meetings, and the meetings of the committees on which they serve.
During 2022, there were eight meetings of the Board. Each incumbent director attended at least 80% of the 2022 meetings of the Board and Board committees on which they served. The non-employee and independent members of the Board meet regularly in executive session. In addition, each of the directors who was a member of the Board on the date of the 2022 Annual Meeting of Shareholders attended that meeting.
Director Orientation and Continuing Education
Kemper provides a new director orientation at the Company’s headquarters and includes presentations by senior management to familiarize new directors with the Company’s business, history, strategic plans, current circumstances, key issues, and top managers. The Company periodically provides materials and educational sessions for all directors to ensure awareness of areas relevant to the company’s operations, including corporate governance, executive compensation, and industry developments. In addition, the Company also encourages and pays for Director participation in externally-offered director development opportunities and all directors are members of the National Association of Corporate Directors.

2023 PROXY STATEMENT	21

Corporate Governance
Board Evaluations
The Board is committed to continuous improvement and uses annual self-evaluations to assess its effectiveness in fulfilling its obligations and improve its functioning. The Governance Committee annually reviews all self-evaluation questionnaires to determine if changes are necessary prior to distributing the questionnaires to each Board and committee member. All directors are asked to complete the applicable self-evaluations anonymously, and responses are collected by the General Counsel. The General Counsel prepares summaries for the Board and each committee, which includes an overview of director feedback as well as ratings of director satisfaction with various aspects of the board or committee’s performance. The summaries are reviewed by each individual committee, and then the Governance Committee reviews all summaries and provides a report to the Board during a quarterly meeting.
Board Oversight
Board’s Role in Strategic Oversight
The Board actively engages with management to oversee the formulation and implementation of Kemper’s long-term business strategic initiatives and reviews and approves these initiatives. Throughout the year, the CEO and senior management provide updates on Kemper’s overall strategic direction, its strategic opportunities and performance, priorities and execution. The Board provides feedback through active dialogue with the senior management.
Board’s Role in Risk Oversight
The Board plays an active role, both as a whole and also at the committee level, in the assessment and management of material business risks.
The key risk areas of the Company are managed on a enterprise-wide basis. Certain risks, such as strategic risk, are overseen by the Board. Board committees support the Board’s oversight responsibility by overseeing risks that fall within a committee’s specific area of focus. The Board and Board committees receive periodic updates from members of the Company’s executive and operational management about a wide range of matters that could pose risks to the Company.
At Board and Board committee meetings, the directors discuss operational risks (including risks related to climate change, cyber security, technology and human capital management), financial, strategic, competitive, investment, reputational, cultural, legal, regulatory, and environmental, social and governance (ESG) risks, strategic plans, corporate transactions, and other significant operational initiatives and developments. Discussions occur with management, auditors and any advisors retained by the Board or its committees. Issues discussed with the Board may be addressed in several ways. For example, the Board may establish or direct a specific purpose committee to oversee any outstanding risks, or the Board may ask management to present more frequently to the Board on such issue.
ENTERPRISE RISK MANAGEMENT (“ERM”)
Risk management is critical in achieving appropriated risk-adjusted returns in our business and has been a guiding principle through its history. As a key element of their duties, our senior executive officers are responsible for identifying risks and potential risks as they arise in their various operational areas. The Company has an Enterprise Risk Committee, which is composed of the CEO, the Chief Risk Officer, all executive vice presidents, and the head of Internal Audit of the Company. This committee meets at least quarterly to oversee the Company’s ERM function, approve the design of the Company’s ERM framework and strategies, and monitor its implementation and operation. The committee also assists the Board and Board committees with monitoring the Company’s main risk exposures and related risk management processes.

22

Corporate Governance

BOARD

•Both directly and through its committees, the Board focuses on the Company’s general risk management strategy and the most significant risks facing the Company. The Board ensures that appropriate risk mitigation strategies are implemented by management, with management remaining responsible for day-to-day risk management.
• The Board is routinely apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.

AUDIT COMMITTEE	GOVERNANCE COMMITTEE	HR & COMPENSATION COMMITTEE	INVESTMENT COMMITTEE	RISK COMMITTEE

•Evaluates and oversees financial and audit risks or other major risk categories not covered by another committee.
•Reviews the Company’s quarterly and annual financial statements and related SEC disclosures and auditor’s reports and communications, ERM structure and program, major risk exposures (including risks associated with catastrophe losses and mitigation), management assessments and controls, internal audit plans and significant findings, and remediation of material weaknesses and significant deficiencies in internal controls, if any.
•Oversees and addresses with management risks relating to the Board’s and the Company’s governance practices, stakeholder concerns, and ESG factors and initiatives impacting the Company.
•Regularly reviews any risks relating to compensation plans and programs, and executive and director compensation decisions.
•Oversees aspects of the Company’s human capital management strategies as well as the Company’s diversity, equity and inclusion effort and related risks.

•Oversees the Company’s investment policy, helping the Company to meet its business and financial goals with a reasonable balance among risk, return and cost.
•Ensures that the Company has a capital plan that takes risk factors into consideration and that risk is appropriately taken into consideration in connection with proposed strategic transaction.

•Periodically reviews and evaluates risk management governance, framework and programs, including risk appetite, settlement and counterparty risks, information security, cybersecurity risks, privacy and data protection, regulatory risks, emerging risk, and other selected risks topics and issues.

Succession Planning
The Board is responsible for assuring that the Company’s organizational strength and succession processes are adequate to enable the Company to realize its long-range goals. To assist the Board in fulling this responsibility, the HR & Compensation Committee monitors the Company’s strategies related to executive human capital management, including talent and leadership development, and succession planning. The Board approves and maintains a succession plan for the CEO. In addition, the CEO reports to the Board at least annually (and more frequently at the request of the Board) on the extent to which there are persons within the existing management ranks of the Company who have the skills, experience and other qualities deemed necessary to be considered as successors to the Company’s senior executives.
Communicating with our Board
Shareholders and other interested parties may communicate with our Lead Director, the non-employee directors as a group, or individual directors by writing to: Corporate Secretary, Kemper Corporation, 200 E. Randolph Street, Suite 3300, Chicago, Illinois 60601. Kemper’s Corporate Secretary will review and promptly forward communications to the directors as appropriate. Communication involving substantive accounting or auditing matters will be forwarded to the Audit Committee Chair. Items or information not related to the duties and responsibilities of the Board will not be forwarded.

2023 PROXY STATEMENT	23

Corporate Governance
Other Governance Matters
Related Person Transactions
The Board has adopted a written policy (“Policy on Related Person Transactions”) for review and approval of transactions involving the Company and “related persons,” defined as directors, executive officers, and shareholders owning five percent or more of Kemper common stock (“Common Stock”), or their immediate family members. The Policy on Related Person Transactions was amended in 2022 to reflect changes to the NYSE Listing Standards. As amended, the Policy on Related Person Transactions covers any related person transaction unless it involves: (i) a transaction generally available to all employees of the Company; (ii) less than $120,000 in the aggregate on an annual basis; or (iii) a relationship as an insurance policyholder entered and maintained in the ordinary course of business of a subsidiary of the Company on terms no more favorable to the related person than those applicable to non-affiliated third parties or those generally available to employees of the Company. Covered related person transactions must be approved by the Governance Committee. In addition, approval under the Policy on Related Person Transactions is required before the Company can make charitable contributions exceeding $120,000 in the aggregate in any fiscal year to a charitable organization for which a related person serves as an executive officer, director, trustee or in a similar capacity.
Upon learning of a proposed or existing related person transaction requiring review under the Policy on Related Person Transactions, management is required to submit the matter for consideration to the Governance Committee, which will review the transaction and make a determination as to whether it is consistent with the best interests of the Company and its shareholders. In its review, the Governance Committee considers the facts and circumstances it deems significant and relevant to the particular transaction, including such factors as the related person’s relationship to the Company and interest in the transaction, the value of the transaction and any reasonable alternatives, and the potential impact of the transaction on the Company, the related person, and other applicable parties. No director who is on the Governance Committee will participate in the review or approval under the Policy on Related Person Transactions of a transaction involving such director or a member of his or her immediate family.
In accordance with the Policy on Related Person Transactions, the Governance Committee has reviewed certain transactions with the Company involving affiliates of United Airlines Holdings Inc. (“United Airlines”) and Teladoc Health, Inc. (“Teladoc Health”). Mr. Laderman is Chief Financial Officer of United Airlines. Although the Company does not directly engage United Airlines, it does annually spend over $120,000 for employee travel on United Airlines flights. The Governance Committee considered the facts and circumstances regarding these transactions, including the minimal amount spent for employee flights on United Airlines, the relatively small percentage that such flights represent of the total amount spent by the Company for all employee flights, and the ordinary course nature of the transactions, and determined that the United Airlines transactions do not create a material relationship with the Company and are consistent with the best interests of the Company and its shareholders.
Mr. Gorevic is Chief Executive Officer of Teladoc Health. Through Kemper’s relationship with one of its health insurance carriers, Kemper employees may elect to receive certain optional health benefit services from Livongo, a subsidiary of Teladoc Health. The fees associated with these services are in excess of $120,000 and are billed to Kemper by its health insurance carrier. Kemper has no contract or other direct relationship with Livongo or other Teladoc Health affiliate. The Governance Committee considered the facts and circumstances related to the Livongo contract, including the relatively small value of the contract, the fact that the arrangement is not directly with Livongo and the ordinary course nature of the transactions, and determined that the Livongo transaction did not create a material relationship with the Company and is consistent with the best interests of the Company and its shareholders.
Where to Find Governance Documents
The Corporate Governance Guidelines, Code of Business Conduct and Ethics, charters for Board committees, and other corporate governance information can be found on the Company’s website at kemper.com under About Kemper/Governance. Copies of these documents may also be obtained free of charge by request to the Company at 200 East Randolph Street, Suite 3300, Chicago, Illinois 60601, Attention: Investor Relations.

24

Director Compensation
On an annual basis, the HR & Compensation Committee evaluates whether the director compensation program is reasonable and competitive and considers all forms of compensation. The Committee considers how the company’s director compensation practices compare with those of similar, public companies.
2022 Annual Non-Employee Director Compensation Program
In November 2022, the HR & Compensation Committee reviewed the non-employee director compensation program and recommended the establishment of a charitable matching gift program for Kemper directors. The Board of Directors approved the establishment of the charitable gift matching program and otherwise decided to maintain director compensation for the current term at the same level as established in 2019.
The following table shows the 2022 non-employee director compensation program:

Board of Directors Compensation Mix	Cash Retainers/Other
Annual Non-Chair Retainer: $80,000	Lead Director		$60,000
Annual Restricted Stock Unit Award: $130,000(1)		Annual Chair Retainer	Annual Non-Chair Retainer
	Audit Committee	$33,000	$15,000
	HR & Compensation, Investment, and Risk Committees	$15,000	$10,000
	Governance Committee	$15,000	$8,000
	Charitable Matching Gift Program	Up to $10,000
(1)Under the 2022 program, each non-employee director elected at the Annual Meeting was entitled to receive a restricted stock unit (“Director RSU”) award grant under the Company’s 2020 Omnibus Equity Plan (“Omnibus Plan”) covering shares of Common Stock with a grant date value of $130,000 at the conclusion of the Annual Meeting. In addition, a new Director joining the Board before or after the Annual Meeting was entitled to receive a Director RSU award in the amount of the grant date value of $130,000 reduced pro-rata to reflect the percentage of quarterly Board meetings that they were expected to attend during the remainder of the then-current Board term.
Deferral of RSU Awards and Fees
Non-employee directors can elect to defer the conversion of their Director RSU awards to shares of Common Stock for up to 10 years beyond the applicable vesting date, pursuant to the rules and procedures for deferral of Director RSU awards adopted by the HR & Compensation Committee under the Omnibus Plan. In addition, non-employee directors can elect to defer up to 100 percent of the fees earned for service on the Board and Board committees under the Kemper Corporation Nonqualified Deferred Compensation Plan (“Deferred Compensation Plan”). For more information about the Deferred Compensation Plan, please refer to the Nonqualified Deferred Compensation section beginning on page 58.
Terms of 2022 Awards
Under the compensation program in effect in 2022, the Director RSUs granted to the non-employee directors provide the holder the right to receive one share of Common Stock for each Director RSU issued upon vesting one year from the date of grant. Holders of Director RSUs are entitled to receive dividend equivalents in cash in the amounts that dividends would have been payable if they were shares of Common Stock, but only if and when they vest. Conversion of the Director RSUs into shares of Common Stock occurs upon vesting or subsequently in accordance with a deferral election made by the award holder.
Under the compensation program in effect prior to 2019, equity awards granted to the non-employee directors were in the form of Deferred Stock Units (“DSUs”) that provided the holder the right to receive one share of Common Stock for each DSU issued and were fully vested on the date of grant. Holders of DSUs are entitled to receive dividend equivalents in cash in the amount and at the time that dividends would have been payable if the DSUs were shares of Common Stock. Conversion of the DSUs into shares of Common Stock is deferred until the date the holder’s service on the Board terminates.

2023 PROXY STATEMENT	25

Director Compensation
Reimbursement of Expenses
All directors are entitled to receive reimbursement for travel expenses incurred in attending Board and Board committee meetings and other Company business.
Charitable Matching Gift Program
In 2022, the Board approved a charitable matching gift program for non-employee directors. Under this program, gifts made by a director or spouse to a qualifying charity will be matched by the Kemper Foundation up to $10,000. Organizations eligible to receive a matching grant must align with Kemper’s philanthropic pillars – education, health or community development. Gifts must be approved by the Foundation and eligible organizations must be US-based qualifying 501(c)(3) organizations.
Indemnification Agreement
Each of the Company’s directors and executive officers is a party to an indemnification agreement (“Indemnification Agreement”) with the Company, as permitted by the Delaware General Corporation Law. The Indemnification Agreements provide that the Company will indemnify the director or executive officer against all threatened, asserted, pending or completed claims, investigations or inquiries in which they are involved by reason of (among other things) being a director or executive officer of the Company, or of another entity at the Company’s request, to the fullest extent permitted by Delaware law. The Indemnification Agreements also provide that the Company will advance any and all expenses incurred by such director or executive officer with respect to such claims, investigations or inquiries, if so requested. However, the rights to indemnification and advancement of expenses are subject to the condition that no determination is made that such director or executive officer is not permitted to be indemnified under applicable law. The provisions of these Indemnification Agreements supplement the indemnification provisions applicable to the directors and executive officers under the Company’s Amended and Restated Bylaws (“Bylaws”) and Restated Certificate of Incorporation and may not be amended or terminated without the written consent of the respective director or executive officer.
Stock Ownership Guidelines
The minimum ownership level for non-employee directors is five times the retainer for non-chair members. In calculating ownership for purposes of this policy, RSUs and DSUs are included, but not performance-based awards. Non-employee directors have a five-year grace period to attain their minimum ownership level.
As of December 31, 2022, each director who has served on the Board for at least five years met these stock ownership guidelines, and each director who has served for fewer than five years either has already met or is on track to meet these guidelines.
Director Compensation Table
The following table shows the compensation earned in 2022 based on the annual non-employee director compensation program in effect for 2022. The specific amounts of fees earned and awards granted differ for individual directors based on the particular committees on which they sit, the dates they joined or departed from the Board and specific committees, and the variable fee structure for each committee and committee chairs versus non-chair members as shown in the table above on page 25.

26

Director Compensation

Director Compensation
Name	Fees Earned or Paid in Cash($)(1)	Restricted Stock Unit Awards($)(2)	Charitable Matching Gifts($)	All Other Compensation($)(4)	Total($)
Teresa A. Canida	110,000.00	130,000.00	10,000	2,070.80	252,070.80
George N. Cochran	117,500.00	130,000.00	10,000	14,406.94	271,906.94
Kathleen M. Cronin	104,000.00	130,000.00	—	16,895.62	250,895.62
Jason N. Gorevic (3)	91,111.11	162,500.00	10,000	—	263,611.11
Lacy M. Johnson	98,000.00	130,000.00	10,000	10,035.63	248,035.63
Robert J. Joyce	142,500.00	130,000.00	10,000	16,762.94	299,262.94
Gerald Laderman	105,000.00	130,000.00	5,000	3,623.90	243,623.90
Stuart B. Parker	153,000.00	130,000.00	10,000	3,623.90	296,623.90
Christopher B. Sarofim	90,000.00	130,000.00	—	12,263.60	232,263.60
David P. Storch (5)	49,000.00	—	—	6,794.27	55,794.27
Susan D. Whiting	103,000.00	130,000.00	4,240	9,703.62	246,943.62
(1)Fees shown were earned for service on the Board and/or Board committees and include any amounts deferred at the election of an individual Board member under the Deferred Compensation Plan. For more information about the Deferred Compensation Plan, please refer to the Nonqualified Deferred Compensation section beginning on page 58.
(2)The amounts shown represent the aggregate grant date fair values of the annual Director RSU awards granted to the designated directors on May 4, 2022. The grant date fair values for the annual Director RSU awards were based on the grant date closing price of $51.49 per share of Common Stock. For a discussion of valuation assumptions, see Note 19, Long-term Equity-based Compensation, to the Consolidated Financial Statements included in the Annual Report. Additional information about Director RSU and DSU awards is provided in the narrative preceding this table.
(3)The amount shown for Restricted Stock Unit Awards includes the annual Director RSU award along with the Director RSU award grant upon becoming a Director on February 2, 2022. The grant date fair value for the award upon joining the board is based on the grant date closing price of $52.95 per share of Common Stock.
For each non-employee director, the following table shows the total number of outstanding stock option shares, Director RSUs and DSUs held as of December 31, 2022:

Name	Outstanding Option Shares as of 12/31/22	Outstanding Deferred Stock Units as of 12/31/22	Outstanding Director RSUs as of 12/31/22
Teresa A. Canida	—	—	2,525
George N. Cochran	9,179	7,220	5,671
Kathleen M. Cronin	8,000	7,220	7,678
Jason N. Gorevic	—	—	3,139
Lacy M. Johnson	—	4,300	4,195
Robert J. Joyce	13,179	8,220	6,202
Gerald Laderman	—	—	4,195
Stuart B. Parker	—	—	4,195
Christopher B. Sarofim	16,000	8,220	2,525
David P. Storch	13,179	—	1,670
Susan D. Whiting	—	1,420	7,678
(4)The amounts shown represent dividend equivalents paid in connection with DSUs held and RSUs that vested in 2022.
(5)Mr. Storch served on the Board until the expiration of his term on May 4, 2022.

2023 PROXY STATEMENT	27

Executive Officers
The following narratives summarize the business experience over at least the last five years of the Company’s current executive officers, other than Mr. Lacher, whose business experience was described above in the Election of Directors section beginning on page 7. The positions described below as being with the Company may have been held with Kemper or one or more of its subsidiaries. The executive officers serve at the pleasure of the Board.

Ismat Duckson Aziz
Executive Vice President, Chief Human Resources Officer & Chief Administrative Officer Age: 55
•Joined the Company in December 2020 and currently serves as Chief Human Resources Officer (“CHRO”) and Chief Administrative Officer.
•Officer of U.S. Bank, serving as Chief Advocacy Officer from February 2020 to December 2020, and as CHRO from September 2018 to February 2020, where she was responsible for human capital strategy, including talent acquisition and development, performance management, compensation and benefits and employee relations.
•Served as CHRO for Sprint Corporation from May 2016 to September 2018, as CHRO for
Wal-Mart Stores, Inc. (Sam’s Club) from April 2012 to April 2016, and in other senior human resources roles at Sears Canada Inc. from June 2009 to April 2012 and at MDS Pharmaceuticals from April 2007 to May 2009.

John M. Boschelli
Executive Vice President and Chief Investment Officer Age: 54
•Joined the Company in December 1997 and assumed his current position with the Company in May 2009.
•Served as the Company’s Treasurer from February 2002 to May 2009, as Assistant Treasurer from December 1999 to February 2002, and in various other positions from December 1997 to April 1999.

Charles T. Brooks
Executive Vice President, Operations and Systems Age: 56
•Joined the Company in May 2016 as Senior Vice President & Chief Information Officer and assumed his current position in March 2017.
•Served as the Global Operations and Technology Officer for ACE Limited (now Chubb), a position he held from August 2011 to December 2015.
•Served as Senior Vice President/Head, Member and Plan Sponsor Services for Aetna from February 2009 to August 2011.
•Served as Senior Vice President, Operations and Chief Information Officer, Personal Lines for Travelers from December 2003 to February 2009 and as Partner, Financial Services - Insurance Practice at Accenture from June 1998 to December 2003.

28

Executive Officers

C. Thomas Evans, Jr.
Executive Vice President, Secretary and General Counsel Age: 64
•Joined the Company in 1992 and assumed his current position in May 2015.
•Served in several leadership roles for the Company including Secretary and Associate General Counsel, Assistant General Counsel, Chief Counsel for Career Agency, and Counsel.
•Was in private practice with the law firm of Winston & Strawn, where his practice focused on corporate and commercial litigation, before joining the Company in 1992.

Matthew A. Hunton
Executive Vice President and President, Kemper Auto Age: 42
•Joined the Company in 2019 and assumed his current position in November 2022.
•Spent more than 10 years at Travelers from July 2007 to May 2019, where he led the Select/Small Commercial business, as well as Product Management, Operations and Technology organizations across personal and business insurance sectors.

James J. McKinney
Executive Vice President and Chief Financial Officer Age: 43
•Joined the Company in his current position in November 2016.
•Served as Executive Vice President, Chief Financial Officer for Banc of California from November 2015 to November 2016 and as Executive Vice President, Chief Accounting Officer from September 2015 to November 2015.
•Held senior executive positions with International Lease Finance Corporation, a unit of AerCap Holdings N.V., from November 2012 to July 2015 where he served as Vice President, Controller and previously as Vice President, Principal Accounting Officer and Global Corporate Controller.
•Held several senior financial positions with RBS Citizens Asset Finance from June 2004 to November 2012, most recently as Vice President, Head of Balance Sheet Management, Operations & Strategy.

2023 PROXY STATEMENT	29

Executive Officers

Duane A. Sanders
Executive Vice President and President, Property & Casualty Division Age: 66
•Joined the Company in his current position in January 2018.
•Spent 16 years at Travelers, from August 2001 to January 2018, in several senior leadership roles, most recently as Senior Vice President of Small Commercial, leading Field Operations, National Programs, National Distribution, International Small Commercial, and the broader Business Insurance Low Touch initiative.
•Held various senior leadership roles at Travelers Canada, from 2013 to 2016, including CEO and COO.
•Held various senior leadership positions at Mobile America Insurance Group from 1995 to 2001.

Tim Stonehocker
Executive Vice President and President, Kemper Life Age: 57
•Joined the Company in 2020 and assumed his current position in November 2022.
•Served more than 20 years at Aegon Americas from 1987 to 2010 in various roles including President and CEO of AEGON USA Life and Protection Group, President and CEO of AEGON Financial Partners, and President and CEO of World Financial Group. More recently from 2010 to 2017, he served as Executive Vice President of Ameritas Life Insurance Corp.

James A. Alexander
Senior Vice President, Chief Accounting Officer and Principal Accounting Officer Age: 56
•Joined the Company in his current position in September 2022.
•Served as Chief Accounting Officer and Corporate Controller at Element Fleet Management Corporation from August 2020 to August 2022.
•Served as Deputy Corporate Controller at AIG International Group, Inc. and earlier as Chief Accounting Officer and Global Controller for AIG Financial Products Corp., between July 2006 to September 2019.
•Served as Global Asset and Wealth Management Controller for JP Morgan Chase from August 1994 to July 2006.

30

PROPOSAL 2

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Overview
This proposal provides you with the opportunity to vote, on a non-binding, advisory basis, to approve the compensation of the NEOs as disclosed in this Proxy Statement in accordance with the applicable compensation disclosure rules (“Say-On-Pay”).
In voting on Proposal 2, you will be voting whether to approve the following resolution:
“RESOLVED, that, the Company’s shareholders approve the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of SEC Regulation S-K in the Proxy Statement for the 2023 Annual Meeting of Shareholders, including the section captioned Compensation Discussion and Analysis, the compensation tables and related narrative discussions.”
This proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of the NEOs as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means the vote is not binding on the Company, the Board of Directors, or the HR & Compensation Committee. However, the HR & Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
The Compensation Discussion and Analysis section of this Proxy Statement that begins on page 35 provides an Executive Summary and detailed information on the executive compensation program and amounts paid to the Company’s NEOs for 2022. The Company encourages you to review the Compensation Discussion and Analysis in considering whether to vote in favor of this proposal. The Compensation Discussion and Analysis contains a summary of important changes Kemper will be making to its executive compensation program for the 2023 performance year.
Required Vote
If a quorum is present, Proposal 2 will be approved by the affirmative vote of the majority of votes cast, meaning the number of shares voted “FOR” the proposal exceeds the number of shares voted “AGAINST” the proposal. “Abstentions” and “broker non-votes” are not considered votes cast “FOR” or “AGAINST” the proposal and will have no effect on the proposal.

The Board of Directors recommends that you vote “FOR” Proposal 2.

2023 PROXY STATEMENT	31

Executive Compensation
Letter from HR & Compensation Committee
To Our Fellow Shareholders,
At our 2022 Annual Meeting of Shareholders, Kemper’s Say-on-Pay (“SOP”) proposal was approved with the support of 54% of the votes cast. This was meaningfully below our historically strong SOP support that averaged approximately 96% over the previous five years. We have always valued feedback from our shareholders and 2022 was no different. Even before the 2022 SOP vote, Kemper undertook an outreach effort with many of our shareholders that included executive compensation matters. In this process, we contacted shareholders representing approximately 70% of our outstanding shares and we successfully engaged with shareholders representing approximately 40% of our outstanding shares. Robert J. Joyce, our Independent Lead Director at the time, participated in certain of these discussions. This engagement process continued throughout 2022 and into the first quarter of 2023.
In these conversations, shareholders expressed broad support for the following:
1.Enhanced disclosure and additional transparency on compensation decisions;
2.Alterations to our short-term incentive program with clearer definition of performance metrics and maximum potential payouts;
3.Strengthening the retentive qualities of the overall executive compensation program, including the use of time-based equity awards, in order to support execution of Kemper’s long-term strategic plan and continuity in the executive leadership team; and
4.Continued alignment of total compensation for our most senior executives with the experience of our shareholders.
We design and execute the company’s executive compensation programs around a core set of principles. These include:
1.Strong alignment between management and shareholder interests and experience;
2.Significant weighting of performance-based “at risk” compensation; and
3.Appropriate retention value for key executive talent.
Shareholder feedback was very consistent with these underlying principles. It also highlighted opportunities for us to enhance certain core elements of our program and our disclosure about how we execute the program. After further consultations with FW Cook, the Committee’s independent compensation consultant, we are implementing a number of changes to how we compensate our most senior executives.
2022 Compensation Results
Our 2022 compensation program is based on our historical design, with the changes discussed below being implemented on a go-forward basis. For 2022, the compensation of Kemper’s most senior executives was directly impacted by the Company’s performance results, which was below our long-term targets. Realized executive compensation was significantly below grant and target values, commensurate with the Company’s financial performance and the associated shareholder experience. We believe that these results demonstrate that the program functioned as designed and according to our underlying principles.
1.No Payouts under 2020 PSUs. The Company’s performance in 2022 did not meet the minimum threshold required for the PSUs granted for the 2020-2022 performance period and, consequently, PSUs did not vest and payouts for these PSUs were at zero percent (0%). In the case of our CEO, this resulted in forfeiture of a grant that had an original grant date fair value of approximately $3.9 million.
2.No Payouts under the EPP and Decreased Bonus Payments. Despite improved operational performance over the course of 2022 and a return to strong distributable cash flow, the performance metrics under the Company’s short-term Executive Performance Plan were not met and no funding pool was established under that plan. After careful deliberation and considering both the zero payout on PSUs and the operational progress that was achieved in 2022, the Committee concluded that a cash award to the executive team was appropriate, albeit at significantly reduced levels. These awards recognize the executive team’s achievements in a still-challenging economic environment and increase the likelihood of retaining an executive team that has the confidence of the Board. As a result, the Committee approved reduced bonus payments to our CEO and other NEOs, which were lower than bonuses for 2021 by 54% and 30% respectively.

32

Executive Compensation
This year’s proxy statement includes newly required “pay versus performance” disclosure (found on page 63 below) showing the “compensation actually paid”, as calculated per SEC disclosure rules, to the CEO and the average compensation actually paid to the other non-PEO NEO’s along with comparable TSR and company-specific performance measures. We recognize that both the Company’s performance relative to peer group TSR and the absolute performance in Net Income was weak, despite a significant rebound in the strength of distributable cash flow. The link between pay and performance that is the basis for our compensation program design delivered similarly lower actual compensation paid for the executive team over the relevant periods. When looking at the combination of the 2021 and 2022 years, our CEO’s actual realized compensation was 6% of the summary compensation table totals and our other NEOs’ comparable number was 39%. These results are inclusive of the 2022 cash bonus payments that the Committee granted outside of the EPP. We believe these results demonstrate a strong pay for performance structure and alignment with shareholder interests and experience.
2023 Compensation Program
Going forward, our executive compensation program will include several important changes. These changes are designed around our core principles and incorporate key elements of recent shareholder feedback.
These changes include the following:
1.An STI Plan with defined threshold, target and maximum pools principally funded via two formulaic, financial KPIs – Operating Income and Distributable Cash Flow – that are closely linked with Kemper’s performance, complemented by subjective role-specific goals for each executive.
2.While total targeted compensation amounts continue to align to market levels, an increased percentage of executive compensation will shift to the LTI Plan and a reduced percentage will be based on the STI Plan.
3.The additional LTI compensation will consist of time-based restricted stock units that vest over three years, designed to increase the plan’s retentive effect while still maintaining over 50% of LTI compensation in the form of performance-based PSUs. This change will occur only for the non-PEO NEO’s. We determined that CEO LTI grants will include no time-based RSU component, a decision supported by Mr. Lacher.
Additional detail on these changes can be found starting on page 38 of the Compensation Discussion and Analysis.
We appreciate our shareholders’ participation as we considered the changes to our compensation program outlined above. On behalf of the Board of Directors, we appreciate your continued support of Kemper Corporation.

Susan D. Whiting, Chair, Human Resources and Compensation Committee
Compensation Committee Report
The HR & Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth below. Based on such review and discussions, the HR & Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report for the year ended December 31, 2022.
HR & Compensation Committee of the Board of Directors of Kemper Corporation:
Susan D. Whiting, Chair
George N. Cochran
Jason N. Gorevic
Lacy M. Johnson

2023 PROXY STATEMENT	33

Executive Compensation
HR & Compensation Committee Governance
HR & Compensation Committee Authority and Delegation
The scope and authority of the HR & Compensation Committee is described in the Corporate Governance section beginning on page 18. The HR & Compensation Committee has authority to retain outside advisors to assist the committee in its evaluation of executive compensation, and to approve the fees and other terms of retention of such advisors. Under the terms of its charter, the HR & Compensation Committee may delegate authority to subcommittees, consistent with applicable law. However, the HR & Compensation Committee does not presently have any subcommittees and no such delegations have been made.
The HR & Compensation Committee has delegated authority to the Company’s CEO to grant, and designate recipients for, a limited number of equity awards under the 2020 Omnibus Plan, and to determine the size, terms and conditions of such awards. The delegated authority covers only new hire, promotion and retention awards to employees other than the Company’s executive officers. The delegated authority is regularly monitored by the HR & Compensation Committee.
HR & Compensation Committee Process Overview
The HR & Compensation Committee performs an annual review of the Company’s executive compensation policies, practices and programs, and of the compensation provided to the Company’s executive officers and directors. Annual reviews have historically started at the HR & Compensation Committee meeting held in the last quarter of each year, with compensation determinations for the Company’s executive officers approved at its first quarter meeting of the following year. Each year the HR & Compensation Committee makes decisions on the following matters, generally at or prior to its first quarter meeting:
•annual compensation of the Company’s executive officers;
•determination of the amounts of any annual cash incentives payable for the prior year, including validation of performance results for determining any payouts under performance-based cash and equity-based compensation awards granted for prior years;
•any changes to Kemper’s executive compensation plans and programs; and
•determinations as to the current-year cash and equity-based compensation.
The CEO plays a key role in the decision-making process for determining the annual compensation of the other executive officers by providing performance assessments and making compensation recommendations to the HR & Compensation Committee on salary, annual cash incentives, and equity-based compensation awards. The HR & Compensation Committee considers these recommendations and meets with the CEO to discuss his rationale.
Generally at its fourth quarter meeting each year, the HR & Compensation Committee approves recommendations to the Board for any changes to the non-employee director compensation program. The Company’s executive officers are not involved in the process of analyzing and determining compensation for the non-employee members of the Board, except the CEO, who participates as a Board member when non-employee director compensation is considered and determined by the Board.
The Role of Compensation Consultants
The HR & Compensation Committee engaged the services of Frederic W. Cook & Co. (“FW Cook”), an independent compensation consultant, to assist with its executive and non-employee director compensation review and oversight in 2022, and for such additional services as it has requested from time to time. The HR & Compensation Committee asked FW Cook to provide the committee with benchmarking data based on comparable companies in the insurance industry, as well as general comparison data for the executive officers, data and practices with respect to non-employee director compensation, advice on current trends and developments related to executive compensation, and advice on other executive and director compensation matters that arose in the ordinary course. The involvement of FW Cook in the 2022 executive compensation decision-making process is described in more detail below under the heading Benchmarking Analysis in the Compensation Discussion and Analysis section beginning on page 50. The HR & Compensation Committee considers FW Cook’s independence on an annual basis. For 2022, the HR & Compensation Committee concluded that no factors existed that presented any independence issues or conflicts of interest under applicable rules of the NYSE or SEC.

34

Executive Compensation
Compensation Discussion & Analysis
Named Executive Officers
This Compensation Discussion and Analysis (“CD&A”) describes the material elements of our executive compensation program, practices and processes, focusing in particular on the executive pay decisions for our 2022 Named Executive Officers (“NEOs”) listed below. In addition, this CD&A contains information on changes to the executive compensation program that have been approved by the HR&CC and will be implemented for 2023.
2022 NEOs

Joseph P. Lacher, Jr. Chairman of the Board, President and Chief Executive Officer	James J. McKinney Executive Vice President and Chief Financial Officer	John M. Boschelli Executive Vice President and Chief Investment Officer	Charles T. Brooks Executive Vice President, Operations and Systems	Duane A. Sanders Executive Vice President and President, Property & Casualty Division
CD&A Table of Contents

36	Executive Summary

39	Annual Determination of Compensation in 2022

43	Equity-Based Compensation Awards for 2022

43	PSU Awards Granted in 2022

46	2020 PSU Awards Paid Out at 0% for the 2020-2022 Performance Period

47	Alternative Summary Compensation Table

48	Other Features of the Equity-Based Compensation Program

2023 PROXY STATEMENT	35

Executive Compensation
Executive Summary
Kemper’s Compensation Philosophy
Kemper’s compensation philosophy has consistently been based on three key principles:

Pay for Performance	Alignment with Shareholder Interests	Retention of Management Talent

a.Kemper’s compensation program is designed upon a total compensation approach with significant performance-based pay "at risk” for senior executives.
b.Variability of compensation should increase at senior executive levels as these individuals have a greater ability to drive results.

a.Use of equity-based compensation aligns the objectives of senior management with the interests of our shareholders.
b.Use of multi-year vesting periods serves to focus senior management on long term, sustainable shareholder value.
a.Kemper’s total compensation program should attract and retain skilled executives.

Performance Highlights
Kemper is a diversified insurance holding company, with subsidiaries that provide automobile, homeowners, life, and other insurance products to individuals and businesses. The Kemper family of companies is one of the nation’s leading specialized insurers. With nearly $13.4 billion in assets, Kemper is improving the world of insurance by providing affordable and easy-to-use personalized solutions to individuals, families and businesses through its Auto, Personal Insurance, and Life franchises. Kemper serves over 5.3 million policies, is represented by more than 29,000 agents and brokers, and has approximately 9,500 associates dedicated to meeting the ever-changing needs of its customers.
2022 was an important year for Kemper as we focused on key strategic initiatives that we believe will both return our Company to profitability and position it to meaningfully enhance shareholder return going forward. Although operating challenges continued, Kemper made significant progress on its strategic priorities. In making compensation decisions this year, the HR&CC began with the key principles underlying the Company’s compensation philosophy. The HR&CC then considered the short term adverse financial results, the achievement of key elements of strategic initiatives, and recognized that successful implementation of the Company’s strategic priorities will be accomplished over a multi-year period.
Important strategic achievements in 2022 include:
•Specialty Auto Path Forward. We continued efforts to return our specialty auto franchise to profitability through timely and targeted rate and non-rate actions and the enhancement of underlying core capabilities.
•Life Business Enhanced. Kemper took several important steps to enhance the Life franchise and support further growth, including implementation of a new field agent compensation program, increased underwriting efficacy, and improved actuarial capabilities.
•Sale of Reserve National Insurance Company. The Company closed on the sale of Reserve National Insurance Company (Kemper Health), enabling our management to better focus on core capabilities.
•Optimize Capital Management. In 2022, we implemented several initiatives to better utilize capital and improve our financial flexibility including establishment of an offshore, Bermuda-based captive that allowed us to more efficiently deploy capital.
•Reciprocal. We made the initial regulatory filing to establish a reciprocal insurance exchange that we expect to enhance customer pricing, lower the cost of capital, reduce earnings volatility, and improve returns.

36

Executive Compensation
The tables below show Kemper’s overall unadjusted, GAAP results for 2022 compared to 2021 and 2020 (Revenue in US $ billions; net income (loss) in US $ millions):

	2020	2021	2022
Total Revenues	$5.21	$5.79	$5.58
EPS (Diluted)	$6.14	$(1.87)	$(4.72)
Net Income (Loss)	$409.90	$(120.50)	$(301.20)
Book Value	$69.74	$62.93	$38.23
ROE	9.8%	-2.8%	-10.0%
Executive Compensation Program Developments
2022 Say-on-Pay Vote and Summary of Stockholder Engagement
The goal of Kemper’s executive compensation program centers around the three key principles described above: to pay for performance; provide rewards aligned with actions that support the creation of long-term sustainable shareholder value; and attract and retain an accomplished executive team. Historically, Kemper has received strong shareholder support in its say-on-pay vote, averaging over 96% support over the last five years. In light of this significant support, Kemper’s compensation program over that period has remained largely consistent.
In 2022, Kemper’s say-on-pay proposal received approval of 54% of the votes cast. Following that atypical result, Kemper engaged in additional shareholder outreach as described above in Board Responsiveness in 2022. In these conversations with shareholders throughout 2022 and into 2023, we heard suggestions for enhancements to specific elements of our compensation program. An important part of our approach to designing our executive compensation program is to consider the feedback we receive from shareholders through regular engagement. Based on the feedback we received, Kemper reassessed elements of our program.
The Evolution of Kemper’s Compensation Program
We understand from our engagement process that shareholders’ primary concerns with our compensation program were the following:
•The short-term incentive (“STI Plan”) did not clearly delineate specific performance metrics and, as a result, appeared too discretionary;
•The STI Plan structure had unclear boundaries related to threshold, target and maximum payout parameters; and
•The retentive effect of the long-term incentive plan (“LTI Plan”) was diminished because it did not incorporate time-based restricted stock units as a component of compensation.
As a result of this feedback, the HR&CC approved a number of changes which will take effect for the 2023 compensation year.
Executive Compensation Pay Mix
Consistent with Kemper’s compensation philosophy that focuses on a total compensation approach and alignment to shareholder value, the HR&CC approved a shift in the pay mix for senior executives. Short term incentive targets for senior executives will be lowered in favor of higher long-term incentive targets, thus delivering a greater percentage of compensation more directly aligned with the interests of our shareholders.
The HR&CC believes that increasing the mix of total compensation attributable to LTI compensation better aligns Kemper’s executive compensation program to both long-term performance and shareholder experience while increasing the retentive effect of our program through the use of time-based awards. The HR&CC determined that CEO LTI grants will not include a time-based RSU component, a decision supported by Mr. Lacher.
Short-Term Incentive Plan
In February 2023, the HR&CC established a new formulaic short-term incentive plan funding process with performance goals for Kemper’s executive leadership team. This new model for the STI Plan will apply for the 2023 performance year. The pool from which awards will be made is determined using a formula with specific financial metrics and individual performance factors. The

2023 PROXY STATEMENT	37

Executive Compensation
financial metrics selected by the Committee are intended to tie compensation under the STI Plan to company performance over the relevant time period. The individual performance factors reflect the differing responsibilities among the executive leadership team. The weighting of performance factors will differ based on an individual’s position and business responsibilities.
The table below outlines the key funding elements of the 2023 STI Plan scorecard for our executive officers. The program was structured to provide for a STI Plan payout based on threshold, target and maximum funding percentages for each participant. Payout funding will be interpolated when results fall between different levels.

Performance Measurement	Weighting	Threshold (50% funding)	Target (100% funding)	Max (200% funding)

Adjusted Operating Income	Varies by Individual	Below Target Performance	100% of Target	Above Target Performance
Distributable Cash Flow		Below Target Performance	100% of Target	Above Target Performance
Role Specific Factors		Under-achieved	100% of Target	Above Target Performance
STI Performance Factors
The HR&CC selected Adjusted Operating Income and Distributable Cash Flow as the two financial metrics used in the determination of the STI Plan funding pool. These metrics are calculated as follows:

Metrics	How it’s Calculated	What it Measures
Adjusted Operating Income
•Adjusted Consolidated Net Operating Income as reported and adjusted for after-tax impact of the following items:
–Adjust the amount of Actual Catastrophe Losses and LAE to equal Expected Catastrophe Losses
–Additional significant unusual or non-recurring items as permitted by the Omnibus Plan
•Measures Kemper’s profitability from its core business operations, excluding one-time items that are not indicative of core business performance.
Distributable Cash Flow
•Insurance company statutory Net Income and Non-insurance company GAAP Net Income
•Add: Additional dividends paid to parent as a result of management-specific capital efficiency strategies
•Adjust amount of Actual Catastrophe Losses and LAE to equal Expected Catastrophe Losses
•Additional significant unusual or nonrecurring items as permitted by the Omnibus Plan

•Measures cash generated across the enterprise—not just from operating activities but also from other corporate activities and other initiatives.
•Provides a valuable perspective on capital and liquidity availability since it does not take into account certain accruals and timing items that are required by GAAP.

The HR&CC believes that these metrics provide a comprehensive view of the value generated by management decisions during a particular period and are directly aligned with shareholder interests.
Long-Term Incentive Plan
The HR&CC is also making important changes to the LTI Plan for 2023. As noted earlier, we are adjusting the total compensation mix for executive officers by increasing the projected portion of total compensation payable under the LTI Plan and reducing the projected portion payable under the STI Plan. The change in mix will vary by officer, as we do not apply a set formula in sizing each officer’s base salary, target annual bonus, and annual equity award. In response to shareholder concerns on the retentive

38

Executive Compensation
nature of the equity program, the additional portion of targeted LTI Plan compensation for executive officers other than the CEO will consist of time-based restricted stock units (RSUs) that will vest over a three-year period. There will be no changes to the target value or metrics associated with our PSU awards and more than 50% of the equity award will remain performance based. Awards for Mr. Lacher remain split 25% stock options and 75% PSUs.
Summary of Executive Compensation Practices under the 2023 Program

What We Do	What We Do Not Do

Pay Executives Competitively: Executive compensation is benchmarked annually to a peer group of similar industry, size and business complexity.	No Guaranteed Compensation: Executives are not entitled to increases to base salary or an annual bonus each year.

Pay-for-Performance: The majority of NEO total compensation is tied to Company, business unit and individual performance and is considered “at risk” by the Company, with actual value contingent upon results.
No repricing: The Omnibus Plan prohibits repricing or exchange of underwater stock options without prior shareholder approval.

Stock Ownership Guidelines: The Company maintains robust stock ownership guidelines for our executive officers to reinforce the alignment of our executives with shareholder interests.	No Tax Gross-Ups: NEOs and other executive officers are not entitled to excise tax gross-ups under any Company policies or compensation programs with respect to a change in control.

Double-Trigger Change-in-Control: Our Company policy provides for change-in-control benefits only on a qualified termination of employment in connection with a change-in-control.	No Employment Contracts: The Company does not have employment contracts with its NEOs or other executive officers, who are all “at will” employees.

Clawback Rights: Our cash incentive and equity programs include clawback rights on paid incentives in the event of certain accounting restatements or as otherwise required by applicable law.	No Hedging or Pledging: Directors and all employees who receive equity awards are prohibited from hedging, pledging or otherwise encumbering shares of the Company’s Common Stock.

Actively Engage with Shareholders to Align Compensation Plans with Shareholder Interests: We engage with shareholders and modified the 2023 compensation program to align with shareholder expectations.	No Excessive Perquisites: Perquisites include annual executive physicals, financial planning services, additional insurance coverages, and limited personal use of aircraft.

Independent Committee Members: All HR & Compensation Committee members are independent in accordance with SEC and NYSE requirements and guidelines.	No Excessive Risk Taking: None of the Company’s compensation plans are designed to encourage or reward executives for excessive risk taking.

Annual Determination of Compensation in 2022
Pay Delivery and Performance Alignment
Kemper’s executive compensation program is designed to attract, retain and motivate the performance of the talent the Company needs to be successful. Kemper provides competitive compensation structured to incentivize performance in support of the Company’s strategy and reward executives for achieving the desired financial results and increased shareholder value.
The annual compensation program for the NEOs consists of a fixed salary component, an annual cash incentive award component that varies based on performance, and an equity award based on multi-year financial metrics, retention with the organization, and long-term stock price appreciation. For the NEOs other than the CEO, the preliminary equity award value is established based on individual and company specific factors, and takes into account the individual’s base salary. The equity award value may be

2023 PROXY STATEMENT	39

Executive Compensation
increased or decreased at the discretion of the HR&CC as a result of factors such as individual and company performance, retention concerns and other special circumstances.
As salary is the only component that is fixed, it represents a relatively small portion of total compensation and is generally not adjusted annually. The HR&CC believes compensation based on performance, including awards under the STI Plan, stock options and PSUs, is an effective means of driving successful and shareholder-focused performance.
The following charts illustrate the 2022 target pay mix for the NEOs:

CEO	Average of All Other NEOs

13%
Base Salary
10%
Annual Incentive
29%
Stock Options
48%
PSUs

21%
Base Salary
26%
PSUs
18%
Annual Incentive
35%
Stock Options

Base Salary
Base salaries are set for each NEO early each year. The table below shows NEO base salaries for 2022, which are unchanged from 2021.

Joseph P. Lacher, Jr.	1,000,000
James J. McKinney	575,000
John M. Boschelli	500,000
Charles T. Brooks	500,000
Duane A. Sanders	600,000
Annual Cash Incentives for 2022
The 2022 Annual Incentive Program is a cash incentive based on performance that applies to all of Kemper’s senior executives. As noted above, this is the last year that this plan structure will be utilized as a component of Kemper’s executive compensation program. The revised STI Plan described above will be used for 2023.
2022 Bonus Awards
Kemper’s annual incentive plan is designed to drive near-term strategic execution and operational excellence, as well as to reward executives based on individual performance. Historically, awards made to Kemper’s NEOs under the Annual Incentive Program were made under Kemper’s Executive Performance Plan (“EPP”). The EPP has operated as an umbrella plan and funding vehicle for NEOs.
In 2022, Kemper’s operating results did not meet the required performance goals established in February 2022 by the HR&CC for the EPP to be funded. However, the Committee was keenly aware that the Company’s negative operating performance and shareholder returns in 2022 were in large measure caused by factors (e.g., inflation, supply chain issues, and regulatory challenges) beyond management’s control. The Committee felt that management responded appropriately to these external factors. Therefore, the Committee determined it was appropriate to recognize management’s strong execution of both remediation efforts and a series of strategic initiatives to address the operating environment over the long run.

40

Executive Compensation
Following this determination, the HR&CC weighed a broad series of factors. They began with the key principles underlying the executive compensation program — a commitment to pay for performance, an alignment of compensation with shareholder interests, and attraction and retention of experienced executive talent to execute the Company’s strategic priorities. The HR&CC also considered the continuing operating challenges facing the Company and management’s significant progress on strategic priorities. They further considered the actual paid compensation under the totality of the Company’s executive compensation programs relative to various performance criteria on a stand-alone basis and relative to peer companies. Also considered were the contributions of each executive to the Company’s 2022 progress in returning to profitability and to the success of the Company’s long-term strategic priorities. Individual performance considerations are described in more detail in the chart below. After balancing these factors, the Committee concluded it was appropriate to make cash bonus payments to executive officers.
In deciding to make bonus awards, the HR&CC recognized that notwithstanding the significant progress towards our strategic initiatives, the failure to meet various 2022 performance goals should result in awards that are lower than the prior year and lower than historical average amounts payable under the EPP. Consequently, award amounts are lower for Mr. Lacher by 66% compared to the prior three-year average EPP award and an average of 41% lower for the other NEOs over the same period.
Bonuses awarded to the NEOs are shown in the following table.

2022 Bonus
Joseph P. Lacher, Jr.	800,000
James J. McKinney	600,000
John M. Boschelli	400,000
Charles T. Brooks	400,000
Duane A. Sanders	500,000
The charts below show a comparison of the prior 3-year average STI Plan payout (2019-2021), the 2021 STI Plan payout, and the 2022 bonus payments for the CEO and then for the average for all NEOs, excluding the CEO.

CEO Historical Bonus Comparison	Other NEO Historical Bonus Compilation

2023 PROXY STATEMENT	41

Executive Compensation
Individual Performance Considerations

NEO	Summary of Individual Contributions Considered by the HR&CC
Joseph P. Lacher, Jr.
Mr. Lacher led the Company through continuing economic uncertainties which caused significant operational challenges including historic levels of inflation, strained supply chains, and labor market pressures. In addition to navigating through these challenges, Mr. Lacher:
•Refined the Company’s strategic plan, including formation of Kemper’s Bermuda subsidiary, the sale of Reserve National Insurance Company, and initiated the process of creating a reciprocal insurance exchange;
•Initiated and led the strategic review of the Company’s preferred home and auto business;
•Directed the Company’s efforts to receive approval of much-needed rate increases for the Company’s P&C products;
•Committed the Company to a hybrid work model that enabled Kemper’s talent and culture to adapt and perform optimally in the post-pandemic environment; and
•Led the implementation of both an enhanced ESG program and a broader-reaching philanthropic program that looks to build stronger communities where Kemper’s employees and customers live and work.

James J. McKinney
Under Mr. McKinney’s leadership, Kemper maintained its focus on balance sheet strength and efficient capital allocation, despite significant economic and operational challenges. In particular, Mr. McKinney:
•Led a series of initiatives, including capital market and financing transactions that improved Kemper’s cost of and access to capital;
•Oversaw Company’s implementation of new Long Duration Targeted Improvements (LDTI) accounting standard;
•Directed the financial design and utilization of the Company’s Bermuda subsidiary, which allowed for a more efficient use of capital; and
•Developed an expense reduction strategy across the Kemper enterprise and directed the initial implementation of that strategy.

John M. Boschelli
Mr. Boschelli continued his longstanding leadership of Kemper’s investment function through a year of significant market and interest rate volatility. Mr. Boschelli:
•Led a focused effort to better align the Company’s investment portfolio with the expected long-term liabilities of the Company’s core businesses;
•Directed the implementation of a derivatives program intended to better manage the Company’s exposure to interest rate volatility;
•Managed the continuing effort to de-risk and terminate the Company’s pension plan; and
•Maintained a diversified, high-quality investment portfolio that supported the Company’s long-term business objectives.

Charles T. Brooks
Mr. Brooks provided targeted leadership to meet Kemper’s technology and operations requirements, including in several areas of critical importance to the Company. In particular, Mr. Brooks:
•Led the process to sunset the legacy Infinity claims system, positioning Kemper to realize additional synergies available from the Infinity acquisition;
•Continued the modernization and consolidation of Kemper’s technology environment, including transitioning to Cloud-based platforms, thereby decreasing costs and improving productivity; and
•Led the process to strengthen Kemper’s information security infrastructure and refined the Company’s security incident response protocols.

Duane A. Sanders
Mr. Sanders guided Kemper’s efforts to implement strategic initiatives intended to restore the profitability of our P&C insurance business as it confronts extraordinary operational headwinds. Specially, Mr. Sanders:
•Took on direct oversight responsibility for Kemper’s P&C claims operations and initiated several significant process improvements within those operations;
•Provided key leadership for the Company’s preferrd home and auto business, including the strategic review of that business; and
•Directed important projects for Kemper Auto, including driving critical rate and non-rate actions and consolidation of the Company’s California product lines.

42

Executive Compensation
Equity-Based Compensation Awards for 2022
Equity-based compensation is an integral part of the Company’s executive compensation program. Under Kemper’s long-term incentive program, the HR&CC has the authority to award various forms of long-term incentive grants, including stock options and PSUs. The Committee believes the Company’s equity-based compensation program incentivizes performance and stock ownership by its executive officers, thereby aligning the interests of management and shareholders. In making awards for 2022, the HR&CC’s focus was on aligning compensation with long-term value creation, making a link between compensation and executive performance, and retaining executive talent through the use of multi-year vesting provisions.
2022 Award Methodology
The 2022 equity awards on average for all NEOs, excluding the CEO, were allocated 57% in stock options and 43% in PSUs, with the number of shares subject to each grant determined with reference to the price of Kemper Common Stock on the date of grant. The 2022 equity awards for the CEO were 38% in stock options and 62% in PSUs.
In 2022, the portion of the equity award for each executive that consisted of stock options was higher than in prior years. The HR&CC believes that an increased emphasis on option awards is consistent with the Company’s pay-for-performance philosophy in that the ultimate value of these awards is directly related to the Company’s share price and further aligns executive pay to the success of the Company’s strategic priorities, which will be accomplished over a multi-year period. Given shareholder concerns about share price performance, the Committee believed that such awards were an effective method to more closely align executive compensation with shareholder experience.
The HR&CC approved an equity award for Mr. Lacher with a total value of $6.0 million, of which $3.7 million was in the form of PSUs and $2.3 million was in the form of stock options. For NEOs other than Mr. Lacher, the HR&CC followed a target-value approach, with the equity award value based on several factors, including a percentage of their base salaries. For Mr. Lacher, approximately 58% of his total direct compensation was performance-based and for NEOs other than Mr. Lacher, an average of approximately 44% of total direct compensation was performance-based.
Mr. Lacher’s 2022 award was determined by the HR&CC, with input from the Lead Director and FW Cook, the Committee’s consultant, based on, among other factors, his overall performance in 2021, his performance on the 2021 non-financial objectives approved by the Board, and total compensation for comparable CEOs.
PSU Awards Granted in 2022
Two-thirds of the PSU awards granted to the NEOs in February 2022 are schedule to vest based on Relative TSR and one-third is schedule to vest based on Three-Year Adjusted ROE. These awards are subject to forfeiture and transfer restrictions until vesting on the date the HR&CC certifies the performance results (“Vesting Date”) in accordance with the award agreements. The number of PSU shares granted to each NEO in February 2022 (“Target Shares”) that will vest and be issued as Common Stock, if any, and the number of additional shares of Common Stock over the target amount that will vest on the Vesting Date (“Additional Shares”), if any, will be determined based on the applicable performance results for the performance period, as described in detail below.
Shares Based on Relative TSR
For PSUs based on Relative TSR, the determination of vesting will be based on the Company’s total shareholder return (“TSR”) over a three-year performance period ending on January 31, 2025 relative to a peer group comprised of all companies in the S&P 1500 SuperComposite Insurance Index (“PSU Peer Group”). In accordance with the award agreements, TSR is calculated based on the average of the closing stock prices for 20 consecutive trading days prior to the beginning and end of the performance period, and assumes all dividends issued over the performance period are reinvested. The award agreements provide for grants of Additional Shares to the award recipient if the Company’s relative performance exceeds the “target” performance level, which is the 50th percentile relative to the PSU Peer Group (“Relative TSR Percentile Rank”). The number of Target Shares that will vest, if any, and the number of Additional Shares, if any, that will be granted, will be determined in accordance with the following table:

2023 PROXY STATEMENT	43

Executive Compensation

Kemper’s Relative TSR Percentile Rank	Total PSUs to Vest and/or Shares to be Granted on Vesting Date as Percentage of Target Units (%)
At least 90th	200%
75th	150%
50th	100%
25th	50%
Below 25th	0%
Shares Based on Three-Year Adjusted ROE
For PSUs based on Three-Year Adjusted ROE, the determination of vesting will be based on the Company’s adjusted return on equity over a three-year performance period ending on December 31, 2024. The award agreements provide for grants of Additional Shares to the award recipient if the Company’s Three-Year Adjusted ROE exceeds the “target” performance level of 8.5 percent.
The number of Target Shares that will vest, if any, and the number of Additional Shares, if any, that will be granted, will be determined in accordance with the following table:

Three-Year Adjusted ROE (%)	Total PSUs to Vest and/or Shares to be Granted on Vesting Date as Percentage of Target Units (%)
At least 10.0	200%
8.5	100%
7.0	50%
Below 7.0	0%

44

Executive Compensation

The applicable terms are calculated as follows:
Three-Year Adjusted ROE - dividing the sum of Adjusted Net Income for each of the three years in the performance period by the sum of the Adjusted Average Shareholders’ Equity for each of the three years.
Adjusted Net Income - Net Income as reported in the Company’s financial statements for the respective year, adjusted to account for the after-tax impacts of the following items, to the extent the HR&CC deems them not indicative of the Company’s core operating performance:
•adjust the amount of Actual Catastrophe Losses and LAE to equal Expected Catastrophe Losses (italicized terms defined below);
•adjust Net Realized Gains on Sales of Investments and Net Impairment Losses Recognized in Earnings (italicized terms as reported in the Company’s financial statements) to equal Expected Net Realized Gains on Sales of Investments and Expected Net Impairment Losses Recognized in Earnings (italicized terms defined below);
•significant unusual judgments or settlements in connection with the Company’s legal contingencies or benefit plans; and
•additional significant unusual or nonrecurring items as permitted by the Omnibus Plan.
Adjusted Average Shareholders’ Equity - the simple average of Total Shareholders’ Equity (as reported in the Company’s financial statements) for the beginning and end of year for each year in the performance period, adjusted to account for the after-tax impacts of the following items, to the extent the HR&CC deems them not indicative of the Company’s core operating performance:
•Unrealized Gains and Losses on Fixed Maturity Securities from Adjusted Shareholders Equity (italicized terms as reported in the Company’s financial statements as defined above and below); and
•the modifications made in calculating Adjusted Net Income.
Actual Catastrophe Losses and LAE - means the actual Catastrophe Losses and associated Loss Adjustment Expenses, including catastrophe reserve development, as reported in the Company’s management reports for the relevant time period.
Expected Catastrophe Losses, Expected Net Realized Gains on Sales of Investments, and Expected Net Impairment Losses Recognized in Earnings - means the amounts specified in the Company’s management reports as “Planned” or “Expected” for, respectively, (a) Catastrophe Losses and associated Loss Adjustment Expenses, including catastrophe reserve development, (b) Net Realized Gains on Sales of Investments, and (c) Net Impairment Losses Recognized in Earnings.
Unrealized Gains and Losses on Fixed Maturity Securities - means the Unrealized Gains and Losses on Fixed Maturity Securities as reported in the Company’s management reports.

2023 PROXY STATEMENT	45

Executive Compensation
Additional Information Relating to PSU Awards
For performance falling between the percentile levels specified in the first column of each table above, the number of shares that will vest and be issued as Common Stock or be forfeited, and the number of Additional Shares, if any, that will be granted on the Vesting Date will be determined by straight-line interpolation from the percentages specified in the table. Any Target Shares that do not vest in accordance with the table above will be forfeited on the Vesting Date. Under the terms of the applicable 2022 PSU award agreements, Target Shares of PSUs accrue dividend equivalents during the vesting period on the same basis as dividends paid to holders of outstanding shares of Common Stock, but are paid out after vesting only on the total number of shares actually earned.
The February 1, 2022 grant date fair value of the PSUs was estimated at $51.22 per share for the portion based on Relative TSR and $47.73 for the portion based on Three-Year Adjusted ROE. For a discussion of valuation assumptions, see Note 19, Long-term Equity-based Compensation, to the consolidated financial statements included in the Company’s 2022 Annual Report on Form 10-K.
2020 PSU Awards Paid Out at 0% for the 2020-2022 Performance Period
Each of our NEOs received PSU awards in 2020, two-thirds of which were based on Relative TSR and one-third of which were based on Three-Year Adjusted ROE.
For the performance cycle that concluded at the end 2022, both the PSUs based on Relative TSR and Adjusted ROE paid out at zero based on the Company’s performance measured against the applicable metrics. For the Adjusted ROE PSU awards, the HR&CC made a pandemic adjustment to the 2020 and 2021 earnings consistent with the adjustment made with grants vesting each of the last two years. This methodology reduced 2020 earnings and increased 2021 earnings. No similar pandemic adjustment was made to the 2022 calendar year results. Despite the consistent application of adjustments to prior year results, the HR&CC did not make any adjustments in 2022 to the performance metrics or targets for these awards after they were granted. As a result, the Adjusted ROE PSU awards did not meet threshold performance, were forfeited and resulted in no payments to the NEOs.

46

Executive Compensation
As shown in the following table, lower operating performance in recent years impacted the vesting of PSUs awarded in prior years. The HR&CC believes that these results illustrate the alignment of realized pay with performance over the long-term.

PSU Payout Percentages
Awards Years 2017-2020 (Payable in 2020-2023)

250%
200%
150%
100%
50%
0%
0%
2017 Award (payable in 2020)
2018 Award (payable in 2021)
2019 Award (payable in 2022)
2020 Award (payable in 2023)
TSR
ROE

Alternative Summary Compensation Table
The following table illustrates the total compensation for each NEO based on the components included in the Summary Compensation Table in the Executive Officer Compensation & Benefits section below on page 52 (“Summary Compensation Table”), but with the values in the Stock Awards and Option Awards columns based on the equity awards approved in February 2023 instead of February 2022. All components are calculated in the same manner as in the Summary Compensation Table. By showing the equity awards made at the same time as the determination of the bonus awards, the HR&CC believes the following table provides valuable information with respect to the total compensation of the NEOs based on 2022 performance at the time those decisions were made. This table supplements the information shown in the Summary Compensation Table below and should not be viewed as a substitute for the Summary Compensation Table.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lacher	2022	1,000,000	800,000	4,399,946	1,700,791	—		69,711	7,970,449
McKinney	2022	575,000	600,000	1,126,218	335,314	—		40,385	2,676,917
Boschelli	2022	500,000	400,000	979,372	291,573	—	—	39,223	2,210,169
Brooks	2022	500,000	400,000	827,029	246,215	—		38,691	2,011,936
Sanders	2022	600,000	500,000	1,175,170	349,888	—		33,821	2,658,879

2023 PROXY STATEMENT	47

Executive Compensation
Other Features of the Equity-Based Compensation Program
Equity-Based Compensation Granting Process
The HR&CC follows an established process for the review, approval and timing of grants of equity-based compensation for all eligible employees of the Company, including its executive officers. In making annual grant recommendations to the HR&CC, the CEO follows an established cycle, with the exception of off-cycle grants made in connection with key new hire, promotion or retention awards which may be made with HR&CC approval or under the CEO’s delegated authority, as described in the next section. The Company’s executive officers play no role in the timing of option or other grants except with regard to such new hire, promotion or retention awards, the timing of which is driven by the circumstances of the underlying event.
The Company provides administration of the Company’s equity-based compensation plans. Following HR&CC approval, the Company delivers award agreements for acceptance by the recipients. All forms of equity-based compensation award agreements are approved by the HR&CC in advance of their initial use.
Delegated Authority
As previously noted, the HR&CC has delegated authority to the CEO to grant a limited number of shares under the Omnibus Plan in connection with new hire, promotional and retention awards to employees other than executive officers. The exercise price of each stock option award granted under the delegated authority is the closing price of a share of Common Stock on the grant date. The HR&CC is regularly informed about the awards granted pursuant to the delegated authority and periodically replenishes the share pool used in this program from the pool of shares available in the shareholder-approved Omnibus Plan.
Other Compensation Elements
To attract, retain, and motivate highly talented executives and other employees, we provide the benefits listed below to our employees:
•Health insurance including medical, dental, vision and prescription drug coverage
•Flexible spending accounts for health care and dependent care
•Health savings account
•Life and disability insurance
•401(k) retirement savings program with company match
•Voluntary benefits, such as accident, critical illness, hospital indemnity, legal and identity theft
•Employee Stock Purchase Program (the Company’s executive officers are not eligible to participate)
•Tuition assistance and professional development program
•Employee assistance program
•Adoption assistance
Employee Welfare Benefit and Retirement Plans
The NEOs are eligible for the following plans:
•Employee welfare benefits under plans generally available to all full-time salaried employees and which do not discriminate in scope, terms or operation in favor of executive officers;
•Deferred Compensation Plan, which allows the NEOs to elect to defer a portion of their salaries and cash incentives. Information about the Deferred Compensation Plan in general, and more specific information about participation therein by the NEOs, is provided in the Nonqualified Deferred Compensation section beginning on page 58; and
•Voluntary participation in the Company’s 401(k) Retirement Plan that includes a Company matching contribution feature offered to all full-time salaried employees, including executive officers, meeting eligibility requirements.
Additional information about the Company’s retirement plans and participation therein by the NEOs is provided in the Retirement Plans section beginning on page 57.

48

Executive Compensation
Post-Employment Compensation
Change in control benefits applicable to the NEOs are described in more detail below under the section entitled Potential Payments Upon Termination or Change in Control beginning on page 59. These benefits are provided under individual severance agreements with the NEOs and to other grant recipients through provisions included in applicable equity award agreements under the Omnibus Plan. The NEOs are not entitled to other post-termination benefits except pursuant to the standard provisions of any of the plans discussed above.
Perquisites
The NEOs receive a limited number of perquisites, which are primarily intended to increase executive productivity and limit personal risk. Perquisites include financial planning services, comprehensive annual physical examinations, airline lounge access, paid membership to an executive club, personal umbrella liability policy, identity theft protection policy, $250,000 supplemental death benefit associated with a Corporate Owned Life Insurance (“COLI”) policy, and limited use of the Company’s aircraft by Mr. Lacher. The Board has approved use of the Company’s aircraft by Mr. Lacher to attend board meetings of an outside non-profit organization for which he serves as a director and reimbursement of his related expenses. NEOs may also have incidental personal use of cell phones, computer equipment and other resources provided primarily for business purposes.
Policies Related to Stock Ownership
Stock Ownership Policy
The HR&CC believes equity-based compensation awards to the executive officers, along with their subsequent retention of the acquired shares, further align their interests with those of the Company’s shareholders. The Company’s Stock Ownership Policy provides minimum ownership requirements for its executive officers. The value of the minimum stock ownership level for the Company’s CEO is five times his annual base salary, while the minimum level value for the other NEOs is two times their annual base salaries. In calculating ownership for purposes of the policy, RSUs are included but not stock options or performance-based awards. Executive officers are expected to make continuous progress on attaining their minimum ownership level and are subject to a retention ratio requiring them to hold a percentage of net shares received from equity awards until the minimum level is attained. The retention ratio is 75% for the CEO and 50% for the other executive officers.
Also pursuant to the Stock Ownership Policy, each equity-based compensation award agreement for a grant to an executive officer imposes a holding period of one year for shares of Common Stock acquired in connection with the exercise of stock options or the vesting of other types of equity-based compensation awards, with the exception of shares sold, tendered or withheld to pay the exercise price or settle tax liabilities in connection with such exercise or vesting. This one-year holding requirement further aligns the interests of executive officers with the interests of the shareholders and continues the at-risk nature of the compensation program for at least another full year.
The HR&CC monitors shareholdings by executive officers for compliance with the Stock Ownership Policy. As of December 31, 2022, each NEO either exceeded the minimum level required under the policy or was subject to the retention ratio requirement. The amount of Common Stock beneficially owned by each NEO as of the Record Date is disclosed in the table under the Ownership of Kemper Common Stock section beginning on page 60.
Hedging & Pledging Prohibition
Directors and all employees who receive equity awards are prohibited from hedging, pledging or otherwise encumbering shares of the Company’s Common Stock. Prohibited hedging instruments include, but are not limited to, prepaid variable forward contracts, equity swaps, put and call options, collars and exchange funds. Prohibited pledging arrangements involve providing Kemper securities as security, whether under a broker margin account, bank loan, line of credit or other financing arrangement.
Clawback Policy
As a matter of policy, if Kemper restates its financial statements such that there would be a revision to one or more performance measures used to determine any bonus or other incentive or equity-based compensation within certain time periods and such revision would have resulted in a reduction in the amount or value of the incentive compensation awarded to executives, then the Board may require reimbursement or forfeiture of all or a portion of that incentive compensation awarded with respect to

2023 PROXY STATEMENT	49

Executive Compensation
the relevant time period. The HR&CC expects to update our clawback policy, as appropriate, to comply with the pertinent provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as implemented by the SEC and the NYSE.
Executive Compensation Process
Role of the Human Resources & Compensation Committee
The HR&CC is responsible for determining the compensation of Kemper’s Chairman, President and Chief Executive Officer and each of the Company’s other executive officers. The HR&CC has authority to retain outside advisors to assist the Committee in its evaluation of executive compensation, and to approve the fees and other terms of retention of such advisors.
The HR&CC performs an annual review of the Company’s executive compensation policies, practices and programs, and of the compensation provided to the Company’s executive officers and directors. Annual reviews have historically commenced at the HR&CC meeting held in the last quarter of each year, with compensation determinations for the Company’s executive officers approved at its first quarter meeting of the following year.
In setting the compensation of our Chairman, President and Chief Executive Officer, the Committee takes into consideration its assessment of his performance, as well as feedback from other non-management members of the Company’s Board of Directors. In setting the compensation of our other executive officers, the Committee takes into account our Chairman, President and Chief Executive Officer’s review of each executive officer’s performance and his recommendations with respect to their compensation. HR&CC’s responsibilities regarding executive compensation are further described in the Corporate Governance section of this proxy statement.
Role of our Independent Compensation Consultant
The HR&CC engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant for 2022. In this role, FW Cook assists the Committee with its executive and non-employee director compensation review and oversight, and for such additional services as are requested. In particular, the HR&CC sought the advice of FW Cook in formulating the modifications to the Company’s executive compensation program that are described above under the heading Executive Compensation Program Developments.
The HR&CC asked FW Cook to provide the Committee with benchmarking data based on comparable companies in the insurance industry, as well as general benchmarking data for the executive officers, data and practices with respect to non-employee director compensation, advice on current trends and developments related to executive compensation, and advice on other executive and director compensation matters that arose in the ordinary course. The involvement of FW Cook in the 2022 executive compensation decision-making process is described in more detail below under the heading Benchmarking Analysis. The HR&CC considers FW Cook’s independence on an annual basis and, for 2022, the HR&CC concluded that no factors existed that presented any independence issues or conflicts of interest under applicable rules of the NYSE or SEC.
Benchmarking Analysis
As part of its executive compensation review for 2022, the HR&CC considered a benchmarking analysis provided by FW Cook comparing the compensation components of salary, annual incentives, long-term incentives, and total compensation of the Company’s CEO and other executive officers relative to pay programs of a selected peer group (“Peer Group”). Where possible, each Company position was compared to industry data using functional counterparts or executives with similar roles at the peer companies, as well as compensation data disclosed in proxy statements filed in 2021.
The 2022 Peer Group consisted of 20 publicly-traded companies in the insurance industry with profiles similar to the Company’s based on information disclosed in their annual reports and proxy statements. The Peer Group companies generally had a majority of operations in the property and casualty insurance industry, and variations in their revenues, assets and market capitalization versus the Company were considered when the group was selected. In 2022, one company (Argo Group International) was removed from the Peer Group and five companies (Hartford Financial, Horace Mann Educators, Lincoln National, ProAssurance and RLI) were added.

50

Executive Compensation
The following companies were included in the Peer Group for 2022:

American Equity	The Hanover

American Financial	Hartford Financial

American National	Horace Mann Educators

Assurant	Lincoln National

Cincinnati Financial	Markel

CNA Financial	Mercury General

CNO Financial Group	ProAssurance

Erie Indemnity	RLI

First American Financial	Selective

Globe Life	W.R. Berkeley Corporation

FW Cook also compared Kemper’s executive compensation levels based on total direct compensation consisting of base salary, three-year average of actual STI Plan payouts, and LTI Plan grant guidelines against additional market references, including published survey data from similarly sized companies in the broader insurance industry. In addition, general industry data from Willis Towers Watson, Mercer, Aon, McLagan and Equilar executive pay surveys was evaluated for reasonableness after being scoped to the Company’s projected revenue and other considerations. The HR&CC did not consider the individual companies included in these additional market references for the CEO and does not believe their identification to be material with respect to the compensation of the other NEOs.
The HR&CC used the benchmarking and comparison data to test the reasonableness of the compensation paid to the Company’s executive officers. In evaluating the benchmarking data, the HR&CC did not follow a rigid process, establish specific pay objectives in evaluating the benchmarking data (such as, for example, targeting different elements of compensation at the median), or use the data as part of specific formulas when making compensation determinations for these executives. Instead, the HR&CC considered the benchmarking analysis as a means of identifying any outliers and determining whether the levels of compensation provided to the CEO and other executive officers were within appropriate ranges relative to comparable companies.
The benchmarking data was also subjectively considered by the HR&CC as an additional point of reference in its deliberations on compensation levels for these executives, along with other factors such as Company and business unit performance, individual performance, and the Company’s compensation philosophy and objectives. The HR&CC believes the Company’s executive compensation program is fair, competitive with marketplace practices, and effective in enhancing shareholder value.

2023 PROXY STATEMENT	51

Executive Compensation
Compensation Tables 2022
Summary Compensation Table
The following table shows the compensation for fiscal year 2022 and, to the extent required by SEC compensation disclosure rules, fiscal years 2021 and 2020 for the NEOs serving during the year ended December 31, 2022, which include the Company’s Chief Executive Officer, Chief Financial Officer and three other most highly-compensated executive officers:

2022 Summary Compensation Table
Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Joseph P. Lacher, Jr., Chairman, President and Chief Executive Officer	2022	1,000,000	800,000	3,739,984	2,296,843	—	—	69,711	7,906,538
	2021	1,000,000	—	3,928,110	1,450,880	1,750,000	—	93,265	8,222,255
	2020	1,038,462	—	4,144,105	1,313,851	2,700,000	—	42,767	9,239,185
James J. McKinney, Executive Vice President and Chief Financial Officer	2022	575,000	600,000	737,335	1,095,544	—	—	40,385	3,048,264
	2021	575,000	—	774,424	286,032	875,000	—	38,333	2,548,789
	2020	597,115	—	817,035	259,017	1,100,000	—	37,694	2,810,861
John M. Boschelli, Executive Vice President and Chief Investment Officer	2022	500,000	400,000	641,178	751,705	—	—	39,223	2,332,106
	2021	496,154	—	673,404	248,739	450,000	—	38,833	1,907,130
	2020	467,308	—	639,393	202,716	600,000	216,884	36,688	2,162,989
Charles T. Brooks, Executive Vice President and	2022	500,000	400,000	516,486	647,314	—	—	38,691	2,102,491
		—	—	—	—	—	—	—	—

Duane A. Sanders, Executive Vice President and President, Property & Casualty Division	2022	600,000	500,000	769,423	1,108,073	—	—	33,821	3,011,317
	2021	600,000	—	808,101	298,484	875,000	—	33,963	2,615,548
	2020	623,077	—	852,537	270,289	1,100,000	—	37,232	2,883,135
(1)Amounts for each officer are shown only for years in which the individual served as an NEO.
(2)These amounts represent salary earned for each of the years an individual was an NEO. As a result, for any year in which an individual officer’s salary was increased or decreased, a portion of the amount of salary shown for such year was earned at the rate in effect prior to the adjustment.  Mr. Boschelli’s 2021 salary adjustment was effective in February 2021. Generally, salaries are paid based on 26 pay periods per calendar year; in 2020, salaries were paid based on 27 pay periods.
(3)These amounts reflect bonuses paid to executives in 2023 related to 2022 performance.
(4)These amounts represent the aggregate grant date fair values of the equity awards (stock options and PSUs) for the designated NEOs pursuant to the Omnibus Plan. The Black-Scholes option pricing model was used to estimate the fair value of each option (including its tandem SAR) on the grant date. A Monte Carlo simulation method was used to estimate the fair values on the grant date of the awards of the PSUs based on Relative TSR. PSUs based on ROE were valued using the closing price of a share of Common Stock on the grant date. For a discussion of valuation assumptions, see Note 19, “Long-term Equity-based Compensation,” to the consolidated financial statements included in the Company’s 2022 Annual Report. These equity awards are subject to forfeiture and transfer restrictions until they vest in accordance with their respective grant agreements. If achievement of the performance conditions at the maximum performance level is assumed, the aggregate number and market value of the payouts of PSUs would be as follows under awards granted in 2022 to each NEO:

52

Executive Compensation

Name	Number of Shares at Target Level (# of Shares)	Fair Value on Grant Date ($ per share)	Estimated Payout in Shares if Maximum Performance Level Achieved (# of Shares)	Estimated Value of Payout if Maximum Performance Level Achieved ($)
Joseph P. Lacher, Jr.	74,715	52.70	149,430	7,874,961
James J. McKinney	14,730	52.70	29,460	1,552,542
John M. Boschelli	12,809	52.70	25,618	1,350,069
Charles T. Brooks	10,318	52.70	20,636	1,087,517
Duane A. Sanders	15,371	52.70	30,742	1,620,103
(5)These amounts were earned under the Company’s annual cash incentive programs. The amounts shown for the NEOs were made for 2021 and 2020 (and paid in 2022 and 2021, respectively), under the Annual Incentive Program and the EPP.
(6)These amounts represent the change in actuarial present value for Mr. Boschelli under the Company’s defined benefit pension plan (“Pension Plan”) and nonqualified supplemental defined benefit pension plan (“Pension SERP”) as of December 31 of 2022, 2021 and 2020 from the end of the prior calendar year. However, for 2021, no amount is shown for Mr. Boschelli because the change in actuarial present value was negative ($25,028). No amounts are shown for the other NEOs because they were not eligible to participate in these plans due to their hire dates with the Company. The other NEOs instead became participants in the retirement portion of the Company’s 401(k) Retirement Plan and a nonqualified supplemental defined contribution plan (“Retirement SERP”) after meeting initial eligibility requirements, as did Mr. Boschelli after the Pension Plan and Pension SERP were frozen as of June 30, 2016. The retirement portion of the 401(k) Retirement Plan and the Retirement SERP were discontinued as of January 1, 2019. For more information on these plans, see the narrative captioned Retirement Plans beginning on page 57. The changes in pension values for 2020 are generally attributable to an increase in the present value of future payments due to a slight decrease in the applicable discount rates in 2020 and 2019.
(7)The amounts shown for 2022 for each NEO include perquisites and additional compensation of the types indicated in the following table:

Name	Perquisites and Other Personal Benefits (a)	Company Contributions to Defined Contribution Plans
Joseph P. Lacher, Jr.	54,461	15,250
James J. McKinney	25,135	15,250
John M. Boschelli	23,973	15,250
Charles T. Brooks	23,441	15,250
Duane A. Sanders	18,571	15,250
(a)The amounts in this column include the costs for each NEO of a membership to an executive club, an umbrella policy, an identity theft protection policy, for the NEOs other than Mr. Sanders, an executive physical and, financial planning services. For Messrs. Lacher, Boschelli, and Sanders, the amounts shown include the annual access fees to commercial airline airport lounges. For Mr. Lacher, the value also includes dues and associated expenses for a private club and the incremental costs for his use of the Company aircraft and reimbursement of travel expenses to attend board meetings of an outside non-profit organization for which he serves as a director. The value of Mr. Lacher’s usage of the Company aircraft and reimbursement of travel expenses was $19,292 in 2022.
Grants of Plan-Based Awards
PSU Awards
The PSUs awarded to the NEOs in February 2022 are subject to forfeiture and transfer restrictions until their vesting date following the three-year performance period in accordance with the terms of the award agreements. Determination of the number of shares of Common Stock that will vest or be forfeited, and of any Additional Shares that will be granted, will be based, for two-thirds of the PSUs, on the Company’s Relative TSR relative to the Peer Group, and for the other one-third of the PSUs, on the Company’s Three-Year Adjusted ROE, each based on a three-year performance period as described in more detail above in the Compensation Discussion and Analysis section under the heading PSU Awards Granted in 2022 beginning on page 43.
Stock Options
The stock options awarded to the NEOs in February 2022 are non-qualified options for federal income tax purposes, have an exercise price equal to the closing price of a share of Common Stock on the grant date and expire on the 10th anniversary of the grant date. The stock options include tandem SARs and become exercisable in three equal, annual installments beginning on the one-year anniversary of the grant date. References to stock options in this proxy statement generally include tandem SARs.

2023 PROXY STATEMENT	53

Executive Compensation
The following table shows each grant to the NEOs for 2022 under the Company plans as described above:

GRANTS OF PLAN-BASED AWARDS IN 2022
Name	Grant Date (1)	Award Type	Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh) (4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold (#)	Target (#)	Maximum (#)
Joseph P. Lacher, Jr.	2/1/2022	Stock Options	—	—	—	156,546	52.70	2,296,843
	2/1/2022	PSU	24,905	49,810	99,620	—	—	2,551,268
	2/1/2022	PSU	12,453	24,905	49,810	—	—	1,188,716
James J. McKinney	2/1/2022	Stock Options	—	—	—	74,669	52.70	1,095,544
	2/1/2022	PSU	4,910	9,820	19,640	—	—	502,980
	2/1/2022	PSU	2,455	4,910	9,820	—	—	234,354
John M. Boschelli	2/1/2022	Stock Options	—	—	—	51,234	52.70	751,705
	2/1/2022	PSU	4,270	8,540	17,080	—	—	437,419
	2/1/2022	PSU	2,135	4,269	8,538	—	—	203,759
Charles T. Brooks	2/1/2022	Stock Options	—	—	—	44,119	52.70	647,314
	2/1/2022	PSU	3,440	6,879	13,758	—	—	352,342
	2/1/2022	PSU	1,720	3,439	6,878	—	—	164,143
Duane A. Sanders	2/1/2022	Stock Options	—	—	—	75,523	52.70	1,108,073
	2/1/2022	PSU	5,124	10,248	20,496	—	—	524,903
	2/1/2022	PSU	2,562	5,123	10,246	—	—	244,521
(1)The grant date is also the date of approval for all awards shown in the table.
(2)These columns show a range of payouts possible under the PSU awards granted in 2022 under the Omnibus Plan. The amount shown in the “Target” column for each award represents 100 percent of the PSUs granted, which equals the number of units that would vest if the “Target” performance level is achieved. The “Threshold” level is the minimum level of performance that must be met before any payout may occur, and the amount shown in the “Threshold” column is 50 percent of the “Target” payout amount. The amount shown in the “Maximum” column is 200 percent of the “Target” payout amount. Further information about these awards is provided in the Compensation Discussion and Analysis section under the heading PSU Awards Granted in 2022 beginning on page 43.
(3)These are non-qualified stock options with tandem SARs granted under the Omnibus Plan, which become exercisable in three equal, annual installments beginning on the one-year anniversary of the grant date.
(4)The exercise price of the stock option awards is equal to the closing price of a share of Common Stock on the grant date.
(5)The amounts shown represent the aggregate grant date fair values of the 2022 stock option and PSU awards. For stock options, the grant date fair values were estimated based on the Black-Scholes option pricing model. For PSUs based on Relative TSR, the grant date fair values were estimated using the Monte Carlo simulation method. For PSUs based on Three-Year Adjusted ROE, the grant date fair values were based on the closing price of a share of Common Stock on the grant date. For a discussion of valuation assumptions, see Note 19, “Long-term Equity-based Compensation,” to the consolidated financial statements included in the Company’s 2022 Annual Report.

54

Executive Compensation
Outstanding Equity Awards at 2022 Fiscal Year-End
The following table shows the unexercised stock option awards and PSU awards for each NEO granted under the Company’s Omnibus Plan and its predecessor plan that were outstanding as of December 31, 2022:

Outstanding Equity Awards at 2022 Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Other Rights That Have Not Vested ($)
Joseph P. Lacher, Jr.	98,280	—		40.70	11/19/2025
	96,235	—		27.71	3/1/2026
	173,211	—		43.30	2/7/2027
	116,667	—		60.00	2/6/2028
	118,033	—		76.25	2/5/2029
	45,226	22,613	(1)	77.39	2/4/2030
	25,093	50,187	(2)	69.74	2/2/2031
	—	156,546	(3)	52.70	2/1/2032
						—		16,960	(4)	834,432
						—		8,480	(5)	417,216
						—		18,820	(6)	925,944
						—		9,410	(7)	462,972
						—		24,905	(8)	1,225,326
						—		12,453	(9)	612,688
James J. McKinney	10,075	—		40.20	11/17/2026
	12,472	—		43.30	2/7/2027
	27,000	—		60.00	2/6/2028
	27,148	—		76.25	2/5/2029
	8,916	4,458	(1)	77.39	2/4/2030
	4,947	9,894	(2)	69.74	2/2/2031
	—	74,669	(3)	52.70	2/1/2032
						—		3,344	(4)	164,525
						—		1,672	(5)	82,262
						—		3,711	(6)	182,581
						—		1,855	(7)	91,266
						—		4,910	(8)	241,572
						—		2,455	(9)	120,786
John M. Boschelli	21,246	—		76.25	2/5/2029
	6,978	3,489	(1)	77.39	2/4/2030
	4,302	8,604	(2)	69.74	2/2/2031
	—	51,234	(3)	52.70	2/1/2032
						—		2,617	(4)	128,756
						—		1,308	(5)	64,354
						—		3,227	(6)	158,768
						—		1,613	(7)	79,360
						—		4,270	(8)	210,084
						—		2,135	(9)	105,042

2023 PROXY STATEMENT	55

Executive Compensation

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Other Rights That Have Not Vested ($)
Charles T. Brooks	20,000	—		31.01	5/5/2026
	23,219	—		31.01	5/5/2026
	16,629	—		43.30	2/7/2027
	19,200	—		60.00	2/6/2028
	17,115	—		76.25	2/5/2029
	5,621	2,811	(1)	77.39	2/4/2030
	3,465	6,931	(2)	69.74	2/2/2031
	—	44,119	(3)	52.70	2/1/2023
								2,108	(4)	103,714
								1,054	(5)	51,857
								2,599	(6)	127,871
								1,300	(7)	63,960
								3,440	(8)	169,248
								1,720	(9)	84,624
Duane A. Sanders	15,699	—		63.70	2/1/2028
	29,100	—		60.00	2/6/2028
	28,328	—		76.25	2/5/2029
	9,304	4,652	(1)	77.39	2/4/2030
	5,162	10,325	(2)	69.74	2/2/2031
	—	75,523	(3)	52.70	2/1/2032
						—		3,489	(4)	171,659
						—		1,745	(5)	85,854
						—		3,872	(6)	190,502
						—		1,936	(7)	95,251
						—		5,124	(8)	252,101
						—		2,562	(9)	126,050
(1)These options vested on 2/4/2023.
(2)These options are scheduled to vest ratably in equal increments on 2/4/2023 and 2/2/2024.
(3)These options are scheduled to vest ratably in equal increments on 2/1/2023, 2/1/2024 and 2/1/2025.
(4)These PSUs forfeited on February 6, 2023, the date performance results were certified following completion of the three-year performance period for the 2020 PSU Awards based on Relative TSR that ended on January 31, 2023. The number shown represents the threshold number of PSUs that could be earned (because the performance results for the performance period through fiscal year 2022 were below the threshold level). Market value was determined using the closing price of $49.20 per share of Common Stock on December 30, 2022, the last trading day of 2022.
(5)These PSUs forfeited on February 6, 2023, the date performance results were certified following completion of the three-year performance period for the 2020 PSU Awards based on Three-Year Adjusted ROE that ended on December 31, 2022. The number shown represents the threshold number of PSUs that could be earned (because the performance results for the performance period through fiscal year 2022 were below the threshold). Market value was determined using the closing price of $49.20 per share of Common Stock on December 30, 2022.
(6)These PSUs are scheduled to vest on the date performance results are certified following completion of the three-year performance period for the 2021 PSU Awards based on Relative TSR that ends on January 31, 2024. The number shown represents the threshold number of PSUs that could be earned (because the performance results for the performance period through fiscal year 2022 was below the threshold). Market value was determined using the closing price of $49.20 per share of Common Stock on December 30, 2022.
(7)These PSUs are scheduled to vest on the date performance results are certified for the three-year performance period for the 2021 PSU Awards based on Three-Year Adjusted ROE that ends on December 31, 2023. The number shown represents the threshold number of PSUs that could be earned (because the performance results for the performance period through fiscal year 2022 were below the threshold). Market value was determined using the closing price of $49.20 per share of Common Stock on December 30, 2022.

56

Executive Compensation
(8)These PSUs are scheduled to vest on the date performance results are certified following completion of the three-year performance period for the 2022 PSU Awards based on Relative TSR that ends on January 31, 2025 based on Relative TSR. The number shown represents the threshold number of PSUs that could be earned (because the performance results for the performance period through fiscal year 2022 was below the threshold level). Market value was determined using the closing price of $49.20 per share of Common Stock on December 30, 2022.
(9)These PSUs are scheduled to vest on the date performance results are certified following completion of the three-year performance period for the 2022 PSU Awards based on Three-Year Adjusted ROE that ends on December 31, 2024. The number shown represents the maximum number of PSUs that could be earned (because the performance results for the performance period through fiscal year 2022 were above the target level). Market value was determined using the closing price of $49.20 per share of Common Stock on December 30, 2022.

Option Exercises and Stock Vested in 2022

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)
Joseph P. Lacher, Jr.	—	—	29,508	1,562,449
James J. McKinney	—	—	6,786	359,319
John M. Boschelli	—	—	5,312	281,270
Charles T. Brooks	—	—	4,278	226,520
Duane A. Sanders	—	—	7,082	374,992
(1)This is the total number of shares subject to the exercise transactions without deduction of any shares surrendered or withheld to satisfy the exercise price and/or tax withholding obligations related thereto.
(2)This is the difference between the exercise price of the shares acquired and the market price of such shares on the date of exercise, without regard to any related tax obligations.
(3)This is the gross number of shares that vested without deduction for any shares withheld to satisfy tax withholding obligations.
(4)This is the market value on the vesting date of the shares that vested, without regard to any related tax obligations. Market value was determined using the closing price per share of Common Stock on the vesting date.
Retirement Plans
The Company sponsors two tax-qualified retirement plans, the Pension Plan and the 401(k) Retirement Plan. Eligibility for the Pension Plan required a hire date prior to January 1, 2006, and Mr. Boschelli is the only NEO who met the eligibility requirement. Effective June 30, 2016, the Pension Plan was frozen and its participants, including Mr. Boschelli, became eligible for the retirement portion of the 401(k) Retirement Plan.
Under the Pension Plan, a participant earned a benefit in an amount equal to a specified percentage of “Average Monthly Compensation” plus an additional specified percentage of “Average Monthly Compensation” above the monthly “Social Security Covered Compensation,” multiplied by the participant’s eligible years of service, up to a maximum of 30 years. “Average Monthly Compensation” is generally equal to the average of a participant’s highest monthly compensation over a 60-consecutive-month period during the 120-month period that ends three calendar months prior to a participant’s termination date, or for 2016, the date the Pension Plan was frozen. The “Social Security Covered Compensation” amount is determined from tables published by the Internal Revenue Service and changes each year. Mr. Boschelli is vested in the Pension Plan, as participants were vested after completing five years of service with the Company.
Employees hired on or after January 1, 2006 had been eligible to participate in the retirement portion of the 401(k) Retirement Plan, as were employees hired prior to 2006 after the Pension Plan was frozen, as noted above. As a result, until 2019, each of the NEOs were participants in the retirement portion of the 401(k) Retirement Plan. Effective January 1, 2019, the 401(k) Retirement Plan was amended to discontinue the retirement portion in favor of an enhanced matching contribution for all employees, including the NEOs, under the 401(k) portion, and all employee retirement accounts were fully vested. In March 2019, a final annual contribution was made under the 401(k) Retirement Plan on behalf of each participant with a retirement account in an amount equal to the participant’s “Annual Compensation” multiplied by a specified contribution percentage based on the participant’s years of vesting service with the Company (as such terms are defined in the 401(k) Retirement Plan).

2023 PROXY STATEMENT	57

Executive Compensation
Compensation covered by both the Pension Plan and the retirement portion of the 401(k) Retirement Plan includes the participant’s salary and annual bonus. The normal form of distribution under the Pension Plan is a life annuity for a single retiree, or a joint and 50-percent survivor annuity for a married retiree. Other forms of annuity are available to participants, but all forms of payment are actuarially equivalent in value. The normal form of distribution under the retirement portion of the 401(k) Retirement Plan is a lump-sum payout. Age 65 is the normal retirement age under the qualified retirement plans.
The Company had established the Pension SERP and Retirement SERP as nonqualified supplemental plans to provide benefits to certain individuals in excess of the limitations imposed on the Pension Plan and the retirement portion of the 401(k) Retirement Plan, respectively, under the Code. The Pension SERP was effectively frozen as of June 30, 2016 when the Pension Plan was frozen, and the Retirement SERP was effectively frozen as of January 1, 2019, when the retirement portion of the 401(k) Retirement Plan was discontinued. The Pension SERP and the Retirement SERP benefits were computed using the same formula used for the respective tax-qualified retirement plans, without regard to the compensation limits imposed under the Code. An employee who earned compensation over the qualified plan limitation was determined eligible to participate in the Retirement SERP, or previously the Pension SERP, by designation of the Board of Directors.
The NEOs are also eligible to defer on a voluntary basis a portion of their salaries under the 401(k) Retirement Plan that includes a matching contribution feature offered by the Company to all employees meeting the age and service-based eligibility requirements.
As noted above, only Mr. Boschelli was eligible to participate in the Pension Plan and Pension SERP due to his date of hire.
The following table shows the years of credited service and the present values of the accumulated benefits under the Pension Plan and Pension SERP for Mr. Boschelli, our only participating NEO, as of December 31, 2022:

2022 Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Joseph P. Lacher, Jr.	Pension Plan	—	—	—
	Pension SERP	—	—	—
James J. McKinney	Pension Plan	—	—	—
	Pension SERP	—	—	—
John M. Boschelli	Pension Plan	18.5	477,750	—
	Pension SERP	18.5	529,596	—
Charles T. Brooks	Pension Plan	—	—	—
	Pension SERP	—	—	—
Duane A. Sanders	Pension Plan	—	—	—
	Pension SERP	—	—	—
(1)A participant’s initial year of service as an employee was not used to determine credited service under the Pension Plan and Pension SERP. In addition, benefits for all participants under the Pension Plan were frozen as of June 30, 2016. The number of years of credited service shown for Mr. Boschelli are less than his actual years of service due to the Pension Plan freeze date and a lump-sum payout of six-years of accrued benefits he received because of a break in his service with the Company in 1997.
(2)These accumulated benefit values are based on the years of credited service shown and the Average Monthly Compensation (as defined in the Pension Plan) as of June 30, 2016, as described above in the narrative preceding this table. These present value amounts were determined on the assumption that distribution of benefits under the plans will not begin until age 65, the age at which retirement may occur under the Pension Plan and Pension SERP without any reduction in benefits, using the same measurement date, discount rate and actuarial assumptions described in Note 17, “Pension Benefits,” to the consolidated financial statements included in the Company’s 2022 Annual Report. The discount rate assumption was derived from the Aon AA Bond Universe Curve as of December 31, 2022 with a single equivalent rate of 2.68 percent and the mortality assumptions were based on the PRI-2012 Table for Employees and Healthy Annuitants, Projected Fully Generationally with Scale MP-2021 as adjusted through 2023 to reflect COVID-19.
Nonqualified Deferred Compensation
Deferred Compensation Plan
The Deferred Compensation Plan was established to allow certain executives who are designated by the Board of Directors, as well as the non-employee members of the Board of Directors, to elect to defer a portion of their current-year compensation to a future period. The NEOs are eligible to participate in the Deferred Compensation Plan, but none elected to defer any of their

58

Executive Compensation
2022 compensation. The Deferred Compensation Plan is unfunded and exempt from certain provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company does not fund or make profit-sharing or matching contributions under the Deferred Compensation Plan, and participants have an unsecured contractual commitment by the Company to pay the amounts deferred, adjusted to recognize earnings or losses determined in accordance with their elections under the plan.
To participate in the Deferred Compensation Plan, an eligible individual must make an annual irrevocable election. The form and timing of the distribution of deferrals made during any given year is chosen when a participant elects to participate for that year and generally cannot be altered or revoked. The distribution for a particular year may be in the form of annual or quarterly installments payable up to a maximum of 10 years or a single lump-sum payment. All payments begin on January 1 of the year chosen by the participant when the election is made. A participant may elect to defer up to 60 percent of his or her regular annual salary and up to 85 percent of each award earned under any incentive plan award or annual discretionary bonus regardless of amount. Withdrawals are not permitted under the Deferred Compensation Plan other than regularly scheduled distributions or upon Death or Disability if so chosen by the participant at the time of the annual election.
Each participant’s bookkeeping account is deemed to be invested in the hypothetical investment choice(s) selected by the participant from the choices made available by the Company. Investment choices may be changed by participants on a daily basis. Generally, the hypothetical investment alternatives offered by the Company include a range of retail mutual funds similar to the investment alternatives available to participants under the 401(k) Retirement Plan. Investment choices selected by a participant are used only to determine the value of the participant’s account. The Company is not required to follow these investment selections in making actual investments of amounts deferred under the plan.
Retirement SERP
The Retirement SERP is discussed above in the narrative captioned Retirement Plans beginning on page 57. As noted in that narrative, the Retirement SERP was effectively frozen as of January 1, 2019.
The following table shows the aggregate earnings in 2022 and the balances as of December 31, 2022 for the NEOs under the Deferred Compensation Plan and Retirement SERP:

2022 Nonqualified Deferred Compensation

Name	Plan Name	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Joseph P. Lacher, Jr.	Deferred Compensation Plan	—	—	—	—
	Retirement SERP	—	(9,136)	—	47,026
James J. McKinney	Deferred Compensation Plan	—	—	—	—
	Retirement SERP	—	(2,384)	—	11,458
John M. Boschelli	Deferred Compensation Plan	—	—	—	—
	Retirement SERP	—	(9,305)	—	47,895
Charles T. Brooks	Deferred Compensation Plan	—	—	—	—
	Retirement SERP	—	(2,140)	—	11,013
Duane A. Sanders	Deferred Compensation Plan	—	—	—	—
	Retirement SERP	—	—	—	—
Potential Payments Upon Termination or Change in Control
The following narrative describes the applicable terms of the agreements or plans that would provide benefits to the NEOs if their employment had terminated on December 31, 2022. The table below shows benefits that would have been payable to the NEOs as a direct result of either a change in control of the Company or the retirement, death or disability of the individual officer, had such an event occurred on December 31, 2022. The amounts shown in the table would have been payable pursuant to individual severance agreements (“Severance Agreements”) between the NEOs and the Company in the context of a “change in

2023 PROXY STATEMENT	59

Executive Compensation
control” of the Company, as described below, or individual grant agreements executed with the Company in connection with cash incentive, stock option, PSU and/or RSU awards they received. None of the NEOs is a party to any other agreement with the Company that would have entitled him or her to receive any severance payments or other termination benefits from the Company as of December 31, 2022.
Retirement Plans
In addition to the amounts shown in the table beginning on page 56 below, the NEOs would have been entitled to receive benefits to which they have vested rights upon retirement under the Pension Plan and Pension SERP (or 401(k) Retirement Plan and Retirement SERP), as described and/or quantified above under the heading Retirement Plans and in the Pension Benefits and Nonqualified Deferred Compensation tables and corresponding footnotes, as applicable. Any NEOs with balances under the Deferred Compensation Plan might have been entitled to receive distributions in accordance with their previously chosen elections under the plan, as described above under the caption Nonqualified Deferred Compensation. In addition, the NEOs would have been entitled to receive benefits that are generally available to employees of the Company and do not discriminate in scope, terms or operation in favor of executive officers. These include benefits payable: (a) upon termination of employment, such as payments of 401(k) Retirement Plan distributions and accrued paid time off; and (b) upon death or disability, under life, business travel or long-term disability insurance. None of the NEOs were eligible to begin receiving early retirement benefits as of December 31, 2022.
Severance Agreements
The Severance Agreements would provide various severance benefits to the NEOs in the event their employment terminates under certain circumstances within two years after a “change in control.” Such benefits are also payable to such officers in the event their employment is involuntarily terminated (other than for cause, disability or death) or voluntarily terminated with “good reason,” in either case in connection with a change in control. Under the Severance Agreements, a “change in control” is deemed to occur if any person (excluding certain defined persons) is or becomes, directly or indirectly, the beneficial owner of 25 percent or more of the voting power of the Common Stock, or the individuals who comprised the Company’s Board of Directors on the date of the Severance Agreement, or any of the individuals they nominate, cease to comprise a majority of the Board, or if, under the circumstances specified in the Severance Agreements, a merger or consolidation of the Company or sale of substantially all of the Company’s assets is consummated or a liquidation or dissolution plan is approved by the Company’s shareholders.
If applicable, each NEO would be entitled under the Severance Agreements to receive the following, subject to execution of a release and other specified requirements:
•lump-sum severance payment based on a multiple of three (for Mr. Lacher) or two (for other NEOs) of such officer’s annualized salary and annual incentive award, determined as of the higher of such officer’s prior-year annual incentive or a percentage of such officer’s annual salary (150 percent for Mr. Lacher or 110 percent for the other NEOs) (“Annual Incentive Award”) plus a pro-rata portion of the Annual Incentive Award based on the number of months such officer was employed during the year in which the change in control occurred;
•continuation for three years (for Mr. Lacher) or two years (for other NEOs) of the life insurance benefits being provided by the Company to such NEO and their dependents immediately prior to termination;
•lump-sum payment equal to the excess of cost for COBRA coverage over the employee-cost for health insurance benefits for 36 months (for Mr. Lacher) or 24 months (for the other NEOs) being provided by the Company to such NEO and their family immediately prior to termination, regardless of whether COBRA coverage is elected by the NEO; and
•outplacement services at the Company’s expense for up to 52 weeks.
The Severance Agreements include a provision related to potential excise taxes payable by the NEOs under Sections 4999 and 280G of the Code that would entitle them to receive either (a) the full benefits payable as a result of a qualifying termination related to a change of control, whether under the Severance Agreements, equity award agreements or other applicable provisions (subject to such potential excise taxes), or (b) a reduced amount that falls below the applicable safe harbor provided under Section 280G, whichever amount provides the greater after-tax value to the NEO.

60

Executive Compensation
Equity-Based Awards
Stock Option Awards
If the employment of an NEO had terminated as of December 31, 2022 due to death or disability, or due to a change in control of the Company, any outstanding unvested stock option award would have vested on the termination date. If the employment of an NEO had terminated as of December 31, 2022 and, as of such date, such officer was Retirement Eligible, any outstanding unvested stock option award would remain outstanding and continue to vest in accordance with the original vesting terms. If the employment of an NEO had terminated as of December 31, 2022 for any other reason, such outstanding unvested stock option awards would have been forfeited on the termination date.
RSU Awards
If the employment of an NEO had terminated as of December 31, 2022, due to death or disability, or due to a change in control of the Company, any outstanding unvested RSU awards would have vested on the termination date. If the employment of an NEO had terminated as of December 31, 2022, and, as of such date, such officer was Retirement Eligible, any outstanding unvested RSU awards would remain outstanding and continue to vest in accordance with the original vesting terms. If the employment of an NEO had terminated as of December 31, 2022, for any other reason, such outstanding unvested RSU awards would have been forfeited on the termination date.
PSU Awards
If the employment of an NEO had terminated as of December 31, 2022, due to a change in control of the Company, the performance period for any outstanding PSU awards held by such officer would have ended on the termination date. The shares granted under each award would have vested in an amount equal to the number of shares that would vest based on the greater of the target performance level or actual performance results for the truncated performance period.
If the employment of an NEO had terminated as of December 31, 2022, due to death or disability, the performance period for any outstanding PSU awards held by such officer would have ended on the termination date. The shares granted under each award would have vested in an amount equal to the number of shares that would vest at the target performance level, reduced pro-rata based on the ratio of the number of months in the truncated performance period to the total number months in the original performance period.
If the employment of an NEO had terminated as of December 31, 2022, and, as of such date, such officer was Retirement Eligible, any outstanding PSU awards would remain outstanding until the end of the original performance period and then vest or be forfeited as determined based on actual performance results, but reduced pro-rata based on the ratio of the number of months such officer was employed during the performance period to the total number months in the performance period. If, as of such termination date, such officer was not Retirement Eligible, any outstanding unvested PSU awards would have been forfeited on the termination date.
The following table shows amounts that would have become payable to the NEOs in connection with their termination of employment as of December 31, 2022, resulting from a change in control of the Company, retirement, death or disability of the individual officer:

2023 PROXY STATEMENT	61

Executive Compensation

Potential Payments Upon Termination from a Change In Control (“CIC”) or Death/Disability at December 31, 2022

Name	Lump-Sum Severance Payments(1)	Accelerated Stock Options(2)	Accelerated RSUs(2)(3)	Accelerated PSUs(2)(4)(5)(6)	Services and Payments related to Welfare Benefits and Out-placement(7)	Total
Joseph P. Lacher, Jr.
Termination due to Change in Control	10,000,000	—	—	8,957,057	162,858	19,119,915
Death or Disability	—	—	—	5,414,588	250,000	5,664,588
Retirement	—	—	—	—	—	—
Other Termination	—	—	—	—	—	—
James J. McKinney
Termination due to Change in Control	3,775,000	—	—	1,765,886	72,287	5,613,173
Death or Disability	—	—	—	1,067,491	250,000	1,317,491
Retirement	—	—	—	—	—	—
Other Termination	—	—	—	—	—	—
John M. Boschelli
Termination due to Change in Control	2,650,000	—	—	1,492,630	82,034	4,224,664
Death or Disability	—	—	—	886,115	250,000	1,136,115
Retirement	—	—	—	—	—	—
Other Termination	—	—	—	—	—	—
Charles T. Brooks
Termination due to Change in Control	2,650,000	—	—	1,202,399	56,827	3,909,226
Death or Disability	—	—	—	713,831	250,000	963,831
Retirement	—	—	—	—	—	—
Other Termination	—	—	—	—	—	—
Duane A. Sanders
Termination due to Change in Control	3,825,000	—	—	1,842,688	106,758	5,774,446
Death or Disability	—	—	—	1,113,907	250,000	1,363,907
Retirement	—	—	—	—	—	—
Other Termination	—	—	—	—	—	—
(1)The amounts shown represent cash severance payable under the Severance Agreements assuming no reduction would be made under the provision in the agreements related to potential excise taxes payable by the NEOs under Sections 4999 and 280G of the Code. Any such reduction would have been determined based on the specific facts of the actual termination event.
(2)The amounts shown for a hypothetical termination due to a change in control assume the acceleration of the vesting of outstanding stock options, PSUs and RSUs as of December 31, 2022. Acceleration of the vesting would occur automatically upon the death or disability of the NEO pursuant to the terms of the applicable plans and grant agreements. The amounts shown represent the market value of PSUs and RSUs that would have been subject to accelerated vesting as of December 31, 2022. There is no value attributable to options since the exercise price of the outstanding options exceeded the closing stock price on December 30, 2022. The total numbers and market values of unvested PSUs and RSUs and the numbers of shares subject to outstanding stock options, and the exercise prices thereof, are set forth in the Outstanding Equity Awards at 2022 Fiscal Year-End table beginning on page 55. The accelerated values shown were calculated using the closing price of $49.20 per share of Common Stock on December 30, 2022.
(3)The amounts shown represent the values of outstanding RSUs that would automatically vest from the hypothetical termination event.
(4)The amounts shown for a hypothetical termination due to a change in control represent estimated values of payouts under the 2020, 2021 and 2022 PSUs resulting from such event as of December 31, 2022. In such event, the payout under outstanding PSUs would be based on the greater of performance at the target level or actual performance results for a truncated performance period ending on the date of the change in control.
(5)The amounts shown for a hypothetical death or disability represent estimated values of payouts under the 2020, 2021 and 2022 PSU awards resulting from such event as of December 31, 2022. In such event, the amount of the payout for each award would have been determined at the target level but reduced pro-rata based on the number of months in the Performance Period during which the NEO was an active employee for at least fifteen days divided by the total number of months in the original Performance Period.
(6)There are no amounts shown for a hypothetical retirement as none of the NEOs were retirement eligible under the equity-based program as of December 31, 2022.
(7)The amounts shown for a hypothetical termination due to change in control are the estimated costs to the Company to provide continuation of life insurance benefits for up to three years (in the case of Mr. Lacher) or two years (for the other NEOs), lump-sum payments related to health insurance, and outplacement services for 52 weeks

62

Executive Compensation
pursuant to the Severance Agreements, as described in the narrative preceding this table. The lump-sum payment related to health insurance is equal to the amount the COBRA-rate would exceed the active-employee rate for the officer’s coverage for 36 months for Mr. Lacher and 24 months for all other NEOs regardless of whether such officer would elect to continue coverage under COBRA. The amounts shown for a hypothetical death or disability would be paid under a supplemental death benefit in the event of the NEO’s death.
CEO Pay Ratio
The Company determined our median employee from our entire employee population to provide a ratio comparison of the total compensation of Mr. Lacher, our CEO, with the total compensation of the median employee for 2022. In doing so, the Company annualized the compensation of all full-time and part-time employees. The median employee’s compensation was determined as of October 1, 2022, in accordance with the methodology and components used in the Summary Compensation Table for our NEOs.
The 2022 total compensation was determined to be $63,840 for our median employee, ($60,800 base salary plus retirement benefit costs of $3,040), and $7,906,538 for Mr. Lacher. Based on this information, the ratio of the annual total compensation of Mr. Lacher to that of the median employee is estimated to be 124 to 1. The applicable SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies and assumptions, and as a result, our estimated pay ratio may not be comparable to the pay ratios disclosed by other companies.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information that demonstrates the relationship between “Compensation Actually Paid” to our NEOs and the Kemper’s performance against several specific financial metrics. For further information regarding our executive compensation program, our compensation philosophy and how the Company aligns executive compensation with performance, please refer to the “Compensation Discussion and Analysis” starting on page 35.
Pay versus Performance Table
The table below reflects Compensation Actually Paid to the Company’s Principal Executive Officer (”PEO”) and average Compensation Actually Paid to Non-PEO Named Executive Officers during 2020 through 2022. In addition, the table compares our Total Shareholder Return (”TSR”) against peer group TSR using the S&P 1500 Composite Insurance Index.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based On:		Net Income (7)	Distributable Cash Flow* (8)
					Total Shareholder Return (5)	Peer Group Total Shareholder Return (6)
2022	7,906,538	2,186,378	2,389,475	1,347,367	67.38	140.14	(301.2)	307.90
2021	8,222,255	(1,227,378)	2,222,811	342,229	78.53	128.18	(120.5)	(202.60)
2020	9,239,185	10,288,502	2,649,608	2,806,373	100.82	98.70	409.9	418.40
(1)Amounts in this column represent the amounts reported for Mr. Lacher, our Chief Executive Officer, in the total column of the Summary Compensation Table for each applicable year.
(2)Amounts in this column represent the amount of “compensation actually paid” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year, in accordance with SEC rules, the following adjustments were made to total compensation to determine compensation actually paid:

2023 PROXY STATEMENT	63

Executive Compensation

Year	Summary Compensation Table Total for Mr. Lacher ($)	Exclusion of Change in Pension Value for Mr. Lacher ($)	Exclusion of Stock Awards and Option Awards for Mr. Lacher ($)	Inclusion of Pension Service Cost for Mr. Lacher ($)	Inclusion of Equity Values for Mr. Lacher ($)	Compensation Actually Paid to Mr. Lacher ($)
2022	7,906,538	—	(6,000,000)	—	279,840	2,186,378
2021	8,222,255	—	(5,378,990)	—	(4,070,643)	(1,227,378)
2020	9,239,185	—	(5,457,956)	—	6,507,273	10,288,502
(a)Amounts in this column represent the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each applicable year.
(b)The amounts deducted or added in calculating the equity award adjustments are set forth in the following table. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(3)Amounts in this column represent the average of the amounts reported for the Company’s NEO as a group, excluding our CEO, the Total column of the Summary Compensation Table for each applicable year. The NEOs included for purposes of calculating the average amounts for each applicable year are as follows: (i) for 2022, Messrs. Lacher, McKinney, Boschelli, Brooks and Sanders; (ii) for 2021 and 2020, Messrs. Lacher, McKinney, Boschelli, Sanders and Sternberg.
(4)Amounts in this column represent the amount of “compensation actually paid” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year, in accordance with SEC rules, the following adjustments were made to total compensation to determine compensation actually paid:

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	2,389,475	—	(1,510,000)	—	467,892	1,347,367
2021	2,222,811	—	(1,146,961)	—	(733,622)	342,229
2020	2,649,608	—	(1,125,696)	—	1,282,461	2,806,373
(a)Amounts in this column represent the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each applicable year.
(b)The amounts deducted or added in calculating the equity award adjustments are set forth in the following table. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(5)Cumulative TSR is calculated by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Company’s share price at the end of the measurement period and the beginning of the measurement period (December 31, 2019) by (ii) the Company’s share price at the beginning of the measurement period (December 31, 2019).
(6)Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated.
(7)Represents the amount of net (loss) income reflected in the Company’s audited financial statements for each applicable year.
(8)Distributable cash flow represents insurance company statutory Net Income and Non-insurance company GAAP Net Income plus additional dividends paid to parent as a result of management-specific capital efficiency strategies adjusted for amount of Actual Catastrophe Losses and LAE to equal Expected Catastrophe Losses and additional significant unusual or nonrecurring items as permitted by the Omnibus Plan

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Mr. Lacher ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Mr. Lacher ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Mr. Lacher ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Mr. Lacher ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Mr. Lacher ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Mr. Lacher ($)	Total - Inclusion of Equity Values for Mr. Lacher ($)
2022	3,820,463	(3,214,502)	—	(326,121)	—	—	279,840
2021	1,888,580	(5,261,544)	—	(697,679)	—	—	(4,070,643)
2020	6,487,864	(61,631)	—	81,040	—	—	6,507,273

64

Executive Compensation

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	1,084,633	(554,250)	—	(62,491)	—	—	467,892
2021	352,109	(973,538)	—	(112,193)	—	—	(733,622)
2020	1,335,361	(12,746)	—	(40,154)	—	—	1,282,461
Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Compensation Actually Paid versus TSR (based on $100 investment)

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and our net income during the three most recently completed fiscal years.

2023 PROXY STATEMENT	65

Executive Compensation

Compensation Actually Paid versus Net Income

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Distributable Cash Flow
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and our Distributable Cash Flow during each of the three most recently completed fiscal years.

Compensation Actually Paid versus Distributable Cash Flow

Description of Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the three most recently completed fiscal years to Peer Group TSR over the same period.

66

Executive Compensation

Kemper TSR versus Peer Group TSR

Tabular List of Most Important Performance Measures
The following table presents the financial performance measures that the Company considers to be the most important in linking Compensation Actually Paid to our PEOs and other NEOs for 2022 to Company performance. The measures in this table are not ranked.

Revenue
Earnings Per Share
Adjusted Net Income
Book Value Per Share
Relative Total Shareholder Return
Adjusted Return on Equity
Distributable Cash Flow

2023 PROXY STATEMENT	67

PROPOSAL 3

Vote to Approve the Kemper Corporation 2023 Omnibus Plan

Overview and Reason for Proposal
On March 15, 2023, the Board approved the Kemper Corporation 2023 Omnibus Plan (“2023 Plan”), subject to approval of the shareholders at the Annual Meeting. If the 2023 Plan is approved by the shareholders, the Company will use the 2023 Plan for all future awards of equity-based compensation granted to the Company’s employees, non-employee directors and other service providers, and no further grants will be made under the Company’s 2020 Omnibus Equity Plan (“2020 Plan”), which is the only plan from which Kemper can make grants currently. All outstanding awards under the 2020 Plan will continue in effect according to the terms of the 2020 Plan and any applicable award agreements. In approving the 2023 Plan, the Board considered the Company’s overall compensation philosophy and practices and input from the HR&CC’s independent compensation consultant.
The purpose of the 2023 Plan is to provide a means for employees, non-employee directors and key advisors of the Company and its affiliates to develop a sense of proprietorship and personal involvement in the financial success of the Company, and to encourage them to devote their best efforts to the business of the Company and advance the interests of its shareholders. A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become employees and to provide a means for those individuals on whom the responsibilities for the successful management of the Company depend can acquire and maintain ownership of the Common Stock, further aligning their interests with the interests of the shareholders of the Company.
Burn Rate, Outstanding Equity Awards, and Overhang & Dilution
In considering the number of shares of Common Stock to include in the 2023 Plan, the Board reviewed information and recommendations provided by the HR&CC’s independent compensation consultant and considered current trends and industry practice relating to plan features and share authorizations. The Board is aware of the impact of dilution on shareholders and considered the size of the share authorization under the 2023 Plan carefully in the context of the need to provide a program that effectively attracts and retains individuals to serve the Company and facilitates development of their sense of ownership and alignment with other shareholders. Among the information considered were the potential effects of the 2023 Plan on burn rate and share dilution.
Burn Rate
Burn rate measures how fast companies use shares authorized and reserved for awards under their equity compensation plans, an important consideration in assessing potential shareholder dilution. Burn rate is the number of equity awards granted by a company in a particular year divided by the weighted average of the Company’s outstanding common stock.
The Company’s burn rates for the past three years are shown in the table below. Full-value awards (awards other than stock appreciation rights (“SARs”) and stock options) have been counted as three shares of Common Stock when calculating the burn rate, and performance shares have been excluded in the year of grant but included in the burn rate calculation in the year earned. We believe that our three-year average burn rate of 1.26% is in line with industry practices.

68

Vote to Approve the Kemper Corporation 2023 Omnibus Plan

Year	Stock Options Granted	Restricted Stock Units Granted	Performance Share Units Earned	Total Shares Granted	Weighted Average # of Common Shares Outstanding	Burn Rate
2022	537,768	531,841	113,651	1,183,260	63,825,500	1.85%
2021	406,553	38,375	195,847	640,775	64,264,400	1.00%
2020	375,534	68,325	165,672	609,531	65,636,100	0.93%
The Company has regularly reviewed the annual usage of shares under its 2020 Plan to help determine the expected remaining plan life based on the remaining number of shares authorized for issuance under the plan. At similar annual usage levels and based on the Company’s current stock price, the 1,850,000 share authorization requested under the 2023 Plan is expected to be sufficient to enable the Company to make awards for approximately one to two years beginning in 2023.
Outstanding Equity Awards
As of February 28, 2023, there were 1,265,941 full-value awards outstanding, including 597,386 time-based restricted stock units, 631,955 performance-based restricted stock units (reflects 100% of the target shares granted), and 36,600 vested deferred stock units under all prior plans. There were also 2,520,755 unexercised stock options outstanding with a weighted average exercise price of $59.02 and weighted average remaining contractual term of 6.48 years. As of February 28, 2023, 420,895 shares were available for issuance under the 2020 Plan (the only stock plan under which equity awards can currently be issued) in the form of stock options or stock appreciation rights, or 140,298 full-value shares based on the 2020 Plan’s share counting provisions. As of February 28, 2023, there were 63,963,923 shares of common stock outstanding.
Overhang & Dilution
Dilution and overhang are often used interchangeably to measure the potential impact on shareholders as a result of grants made under a company’s equity compensation plans. Overhang is a commonly used measure of assessing the dilutive impact of equity programs such as the 2023 Plan. A company’s plan overhang is equal to the number of equity award shares outstanding plus the number of shares available to be granted under the plan, divided by the total number of outstanding shares of the company’s common stock plus the outstanding award shares and shares available for future issuance under the plan. Overhang represents how much existing shareholder ownership would be diluted if all outstanding awards and all authorized but unissued shares under the 2023 Plan were introduced into market. The share authorization requested under the 2023 Plan would result in a fully-diluted overhang of 8.1% as measured currently, which we believe is reasonable and consistent with current practices.

2023 PROXY STATEMENT	69

Vote to Approve the Kemper Corporation 2023 Omnibus Plan
Key Features of the 2023 Plan
The 2023 Plan incorporates a broad range of compensation and governance best practices, with some of the key features as follows:

•Wide variety of awards	Provides for stock options, SARs, restricted stock, RSUs, other stock-based awards and performance awards, including short-term incentive awards

•No evergreen provision	Plan term of ten years

•Limitation on dividend payments	Prohibits payment of dividends and dividend equivalents on unearned awards

•No dividends on Stock Options	No dividend equivalents on stock options or SARs

•Pricing of stock options	Prohibits the discounting of stock options or SARs

•No repricing of awards	Prohibits repricing of outstanding stock options or SARs

•Minimum vesting requirement
One-year minimum vesting requirement, subject to limited exceptions set forth in the 2023 Plan and the HR&CC’s ability to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award agreement or otherwise

•Limitation on director awards	Establishes $750,000 maximum value on annual awards and cash compensation paid to non-employee directors

•No “liberal” share counting	Prohibits adding back shares withheld to pay option exercise price or tax obligations upon option exercise or vesting of awards

•Performance-based awards	Provides for awards that are earned based on achievement of performance metrics

•Forfeiture and clawback provisions	Provides for forfeiture of outstanding awards and clawback of compensation in event of misconduct resulting in accounting restatement and other events

•Double-trigger change in control provisions	Provides for favorable treatment of continued, assumed or substituted awards in connection with a change in control upon certain terminations of a participant’s service

Summary Description of the 2023 Plan
The following is a description of the material terms of the 2023 Plan. The 2023 Plan is qualified in its entirety by reference to the 2023 Plan document, which is attached to this proxy statement as Appendix A and incorporated herein by reference. Shareholders are urged to read the actual text of the 2023 Plan document in its entirety.
Eligibility
Participation in the 2023 Plan is limited to: (a) employees of the Company or its affiliates; (b) non-employee directors; and (c) any consultant, agent, advisor, or independent contractor selected by the HR&CC in its sole discretion who provides bona fide services to the Company or an affiliate (collectively, “Participants”). As of March 9, 2023, approximately 9,500 employees and 11 non-employee directors would be eligible to participate in the 2023 Plan if selected by the HR&CC. While the 2023 Plan permits consultants, agents, advisors and independent contractors to participate in the 2023 Plan if selected by the HR&CC, we have not had a practice of granting equity awards to such individuals and do not currently expect to change this practice.
Administration
The HR&CC will be responsible for administering the 2023 Plan and will have the power and discretion to interpret the terms and intent of the 2023 Plan and any related documentation, to adopt forms, rules and guidelines for administering the 2023 Plan, to select award recipients, to grant awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company and establish the terms and conditions of awards, and to modify and

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Vote to Approve the Kemper Corporation 2023 Omnibus Plan
amend the 2023 Plan and any award agreement as permitted under the terms of the 2023 Plan. The HR&CC may delegate administrative duties and powers to one or more of its members or to one or more officers of the Company or its affiliates, agents or advisors, and the Board may authorize one or more Company officers or a Board Committee (in addition to the HR&CC) to designate employees to be recipients of awards and to determine the size and terms of such awards, with limitations as required by the 2023 Plan. The HR&CC may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding stock options and SARs will become exercisable in part or in full, (ii) all or a portion of the restriction period applicable to any outstanding awards will lapse, (iii) all or a portion of the performance period applicable to any outstanding awards will lapse and (iv) the performance measures (if any) applicable to any outstanding awards will be deemed to be satisfied at the target, maximum or any other level.
2023 Plan Term
The 2023 Plan will become effective upon shareholder approval and will have a term of 10 years, unless terminated sooner in accordance with its terms.
Share Authorization
Subject to the capitalization adjustment provisions included in the 2023 Plan, the maximum number of shares of Common Stock available for issuance under the 2023 Plan will equal (i) 1,850,000 shares less (ii) one (1) share for every one (1) share granted after February 28, 2023 and prior to the effective date of the 2023 Plan under the 2020 Plan (the “Share Authorization”). Any Common Stock related to awards granted under the 2023 Plan or any awards granted under the 2020 Plan or prior equity plan of the Company which terminate by expiration, forfeiture, cancellation, or otherwise, without the issuance of such Shares (other than surrender of a stock option at the time of exercise of a related SAR) or are settled in cash in lieu of shares, will be available again for grant under the 2023 Plan. Available shares under the 2023 Plan may include authorized and unissued shares or treasury shares. On March 9, 2023, the closing price of the underlying shares of our Common Stock traded on the NYSE was $59.18 per share.
Types of Awards
The 2023 Plan provides the HR&CC with authority to grant the following types of awards and to determine the restrictions and conditions applicable to each award:
Restricted Stock and Restricted Stock Units
Restricted stock awards consist of shares of Common Stock that are issued to the Participant subject to conditions or specified restrictions that may result in forfeiture if not satisfied. RSU awards are similar to restricted stock awards but do not involve the issuance of shares of Common Stock until after specified conditions are satisfied. Further, RSU awards may be payable in shares of Common Stock or, in lieu thereof and to the extent provided in the applicable award agreement, cash, or a combination of cash and shares of Common Stock.
Options
The HR&CC may grant both incentive stock options and nonqualified stock options under the 2023 Plan. Except with respect to substitute awards granted in connection with a corporate transaction, the exercise price for stock options cannot be less than the fair market value of a share of Common Stock on the grant date, which will based on the opening, closing, actual, high, low, or average selling prices of shares of Common Stock as reported by the NYSE (or other established stock exchange where the shares of Common Stock are principally traded) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the HR&CC in its discretion (“Fair Market Value”) and repricings are prohibited. The term of a stock option can be no longer than ten years (subject to a limited extension in the event that the expiration date falls within a trading blackout applicable to the Participant).

2023 PROXY STATEMENT	71

Vote to Approve the Kemper Corporation 2023 Omnibus Plan
Stock Appreciation Rights
The HR&CC may grant either freestanding or tandem SARs. Tandem SARs are issued in connection with a stock option award. Except with respect to substitute awards granted in connection with a corporate transaction, the exercise price of a SAR cannot be less than the Fair Market Value of a share of Common Stock on the grant date, and repricings are prohibited. The exercise price and expiration date of a tandem SAR will be the same as for the tandem stock option. The term of a SAR can be no longer than ten years (subject to a limited extension in the event that the expiration date falls within a trading blackout applicable to the Participant). Upon exercise of a SAR, the holder will be entitled to receive, for each share of Common Stock subject to the SAR, the spread between the exercise price and the Fair Market Value of a share of Common Stock on the exercise date. This spread will generally be paid in shares of Common Stock, unless the terms of the applicable award agreement provide for alternative settlement in cash or a combination of cash and shares of Common Stock.
Performance Awards
The HR&CC may grant performance awards, which will have an initial value determined by the HR&CC. Such awards will be earned only if and to the extent performance goals are met. The applicable performance goals and performance periods will be set forth in the individual award agreements and may vary among Participants. Payment of a performance award may be made in shares of Common Stock, cash, or a combination of shares of Common Stock and cash, as specified in the applicable award agreement.
Other Stock-Based Awards
The HR&CC may grant equity-based or equity-related awards other than options, restricted stock, RSUs, or SARs. The terms and conditions of each such “other stock-based award” will be determined by the HR&CC. Other stock-based awards may entail the issuance of actual shares of Common Stock or payment in cash based on the value of shares of Common Stock.
Non-Employee Director Awards
The 2023 Plan provides for awards to non-employee directors of any type available under the 2023 Plan other than incentive stock options, which may be granted only to employees. The type, amount and terms of awards to be granted to non-employee directors, and the decision to grant any discretionary awards, shall be determined from time to time by the Board in its discretion after considering the recommendation of the HR&CC. However, the dollar value of the awards granted and cash compensation paid to an individual non-employee director in any calendar year cannot exceed $750,000. The non-employee director compensation limit under the 2023 Plan will not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or compensation received by the director in his or her capacity as an executive officer or employee of the Company.
No Liberal Share Counting
Shares are counted against the Share Authorization only to the extent they are actually issued or tendered to the Company or withheld by the Company to satisfy tax withholding or to pay the exercise price. Therefore, only shares subject to awards granted under the 2023 Plan, the 2020 Plan or a prior equity plan of the Company which terminate by expiration, forfeiture, cancellation or settlement in cash in lieu of shares will again be available for grant under the 2023 Plan.

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Vote to Approve the Kemper Corporation 2023 Omnibus Plan
Minimum Vesting Conditions
Notwithstanding any other provision of the 2023 Plan to the contrary, awards granted under the 2023 Plan (other than cash-based awards) will vest no earlier than the first anniversary of the date on which the award is granted; provided, that the following awards will not be subject to the foregoing minimum vesting requirement: (i) any substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries, (ii) shares delivered in lieu of fully vested cash obligations, (iii) awards to non-employee directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) additional awards the HR&CC may grant, up to a maximum of five percent (5%) of the Share Authorization (subject to adjustment under the corporate capitalization provisions under the 2023 Plan). The foregoing restriction does not apply to the HR&CC’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or other termination of employment.
Clawback of Awards
The awards granted under the 2023 Plan and any cash payment or shares of Common Stock delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Company may adopt from time to time, including any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.
Consequences of a Change in Control
Award agreements may include provisions relating to a change in control of the Company, as defined in the 2023 Plan (“Change in Control”), or in connection with a subsequent event, that provide for acceleration of vesting, lapse of restrictions or deemed satisfaction of performance metrics. However, if the award is continued, assumed or substituted with a substantially equivalent award following the Change in Control, the award will be subject to the acceleration, lapse or deemed satisfaction of performance metrics (at target or any other level determined by the HR&CC) if, during the two-year period after a Change in Control, the Participant has a termination of employment that is either due to the Participant’s death or disability, or initiated by the Company other than for “cause” or by the Participant for “good reason” (as such terms are defined in the award agreement).
In the event of a Change in Control involving the merger, consolidation, dissolution or liquidation of the Company, or the sale of substantially all of the Company’s assets, under the circumstances specified in the 2023 Plan, the Board may terminate the 2023 Plan and will provide for one or more of the following alternatives: assumption or substitution of outstanding awards by the successor or surviving corporation; continuance of the 2023 Plan by the successor or surviving corporation; immediate vesting of outstanding awards (if the awards are not assumed or substituted or the 2023 Plan is not continued); or payment in cash, stock or other property in lieu of and in satisfaction of outstanding awards.
Plan Amendment and Termination
The Board may at any time alter, amend, modify, suspend or terminate the 2023 Plan, but no material amendment will be made without shareholder approval if required by law or stock exchange rule, and no such action may materially and adversely affect any outstanding grant without the written consent of the affected Participant.
New Plan Benefits
The number of stock options or other forms of awards that will be granted under the 2023 Plan is not currently determinable. Information regarding awards granted in 2022 under the 2020 Plan to the NEOs is provided in the “2022 Summary Compensation Table” and the “Grants of Plan-Based Awards in 2022” table. Information regarding awards granted in 2022 under the 2020 Plan to non-employee directors is provided in the “2022 Director Compensation” table.

2023 PROXY STATEMENT	73

Vote to Approve the Kemper Corporation 2023 Omnibus Plan
U.S. Federal Income Tax Consequences Relating to the 2023 Plan
The following discussion summarizes certain federal income tax consequences of the issuance and receipt of awards of stock options, SARs, restricted stock, RSUs or performance awards under the 2023 Plan under the law in effect on the date of this Proxy Statement. The summary does not purport to cover all federal employment tax or other federal tax consequences that may be associated with the 2023 Plan, nor does it cover state, local or non-U.S. taxes.
Nonqualified Stock Options and Stock Appreciation Rights
No taxable income is realized by the Participant at the time a non-qualified option or SAR, is granted. Upon exercise, the Participant will realize ordinary income in an amount equal to the difference between the fair market value of a share of Common Stock and the exercise price of the shares on the date of exercise and the Company (or, if applicable, the affiliate employer) is entitled to a tax deduction for the same amount. Upon a taxable disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any deduction for the Company (or, if applicable, the affiliate employer).
Incentive Stock Options
In general, if certain holding periods are met, the Participant will not realize taxable income upon the grant or exercise of an incentive stock option and no deduction is allowed to the Company (or, if applicable, the affiliate employer). Instead, the Participant is taxed only at the time of sale of the shares received upon exercise (except for the alternative minimum tax). If the shares have been held for at least one year after the date of exercise and at least two years from the date of grant of the option, the Participant will be taxed on any appreciation in excess of the exercise price as long-term capital gain and any loss sustained will be a long-term capital loss. If the shares are disposed of before the expiration of the holding periods described above, the Participant would realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at time of exercise over the exercise price, and the Company (or, if applicable, the affiliate employer) would be entitled to deduct such amount. Any further gain realized would be taxed as a short-term or long-term capital gain and would not result in any deduction to the Company.
Restricted Stock, Restricted Stock Units and Performance Awards
Awards of restricted stock, RSUs and performance awards generally are not included in taxable income when granted. The fair market value of restricted stock is usually included as ordinary income at the time the restrictions constituting a substantial risk of forfeiture lapse unless the Participant makes a qualifying election to accelerate the timing of the income recognition. Awards of RSUs and performance awards are included in income upon the issuance of shares of Common Stock or the payment of cash in settlement of the awards, even if vesting occurred earlier. The Company (or, if applicable, the affiliate employer) is entitled to a corresponding deduction at the time the Participant recognizes taxable income on the restricted stock, RSUs or performance awards.
Required Vote
If a quorum is present, Proposal 3 will be approved by the affirmative vote of the majority of votes cast, meaning the number of shares voted “FOR” the proposal exceeds the number of shares voted “AGAINST” the proposal. “Abstentions” and “broker non-votes” are not considered votes cast “FOR” or “AGAINST” the proposal and will have no effect on the proposal.

The Board of Directors recommends that you vote “FOR” Proposal 3

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Vote to Approve the Kemper Corporation 2023 Omnibus Plan
Securities Authorized for Issuance under Equity Compensation Plans
The table below presents information about shares authorized and reserved for issuance under the 2020 Plan as of December 31, 2022.

Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans or Programs(1)
Equity Compensation Plans Approved by Security Holders	2,325,576	59.10	2,873,336
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	2,325,576	59.10	2,873,336
(1)Includes 1,831,722 shares reserved for future grants based on performance results under the terms of outstanding performance share units.
The 2020 Plan permits various stock-based awards including, but not limited to, stock options, SARs, RSUs and PSUs.
The design of the 2020 Plan provides for fungible use of shares to determine the number of shares available for future grants, with a fungible conversion factor of three to one, such that the share authorization under the 2020 Plan will be reduced at two different rates, depending on the type of award granted. Each share of Common Stock issuable upon the exercise of stock options or SARs will reduce the number of shares available for future grant under the share authorization by one share, while each share of Common Stock issued pursuant to “full value awards” will reduce the number of shares available for future grant under the share authorization under the 2020 Plan by three shares. “Full value awards” are awards, other than stock options or SARs, that are settled by the issuance of shares of Common Stock and include RSUs and PSUs, if settled with Common Stock.

2023 PROXY STATEMENT	75

PROPOSAL 4

Advisory Vote to Ratify the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm

Overview
The Audit Committee considered the performance and qualifications of Deloitte & Touche and has reappointed Deloitte & Touche to serve as the Company’s independent registered public accounting firm for fiscal year 2023, and the Board is asking shareholders to ratify that selection. Under applicable laws, rules and regulations, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Board believes that shareholder ratification of the appointment of the independent registered public accounting firm, while not legally required, represents good governance practice in light of the significance of the independent registered public accounting firm’s role in the process of ensuring the integrity of the Company’s financial statements.
The vote is advisory, which means the vote is not binding on the Company, the Board or the Audit Committee. The affirmative vote of a majority of the votes cast with respect to the proposal is required to ratify the selection of Deloitte & Touche as the Company’s independent registered public accounting firm for the 2023 fiscal year. In the event the appointment is not ratified, the Audit Committee will consider whether the appointment of a different independent registered public accounting firm would better serve the interests of the Company and its shareholders. Despite shareholder ratification, the Audit Committee may appoint a new independent registered public accounting firm at any time if it determines in its sole discretion that such appointment is appropriate and in the best interests of the Company and its shareholders.
It is expected that representatives from Deloitte & Touche will be present at the Annual Meeting. Such representatives may make a statement if they desire to do so and will be available to respond to appropriate questions.
Required Vote
If a quorum is present, the selection of Deloitte & Touche as the Company’s independent registered public accounting firm for 2023 will be ratified by the affirmative vote of the majority of votes cast, meaning the number of shares voted “FOR” the proposal exceeds the number of shares voted “AGAINST” the proposal. “Abstentions” and “broker non-votes” are not considered votes cast “FOR” or “AGAINST” the proposal and will have no effect on the proposal.

The Board of Directors recommends that you vote “FOR” Proposal 4.

76

Advisory Vote to Ratify the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountant Firm
Audit Fees and All Other Fees
Deloitte & Touche LLP, a registered public accounting firm with the PCAOB, served as the Company’s independent registered public accounting firm for and during the years ended December 31, 2022 and 2021. The following table provides information regarding the fees for professional services provided by Deloitte & Touche for 2022 and 2021:

Fee Type	2022	2021
Audit Fees(1)	$4,915,000	$4,261,000
Audit-Related Fees(2)	158,000	153,000
Tax Fees(3)	642,000	707,000
Total Fees	$5,715,000	$5,121,000
(1)Audit Fees in 2022 and 2021 include fees for: (i) the audit of the Company’s annual financial statements and to provide an opinion on the effectiveness of the Company’s internal control over financial reporting; (ii) the review of the financial statements included in the Company’s quarterly reports on Form 10-Q; and (iii) other services normally provided by the independent registered public accounting firm, including services in connection with regulatory filings by the Company and its subsidiaries for the 2022 and 2021 fiscal years.
(2)Audit-Related Fees in 2022 and 2021 include fees for the audit of several of the Company’s employee benefit plans.
(3)Tax Fees in 2022 and 2021 include fees to prepare forms and schedules for several of the Company’s employee benefit plans, state tax compliance and other miscellaneous tax services.
Audit Committee Pre-Approval Policies and Procedures
Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of Kemper’s independent registered public accounting firm, including the pre-approval of audit engagements and all permitted non-audit engagements of the independent registered public accounting firm. Pre-approval of non-audit services may be delegated to the chair of the Audit Committee. All services provided to Kemper by Deloitte & Touche in 2022 and 2021 were pre-approved by the Audit Committee.
Audit Committee Report
This report concerns the Audit Committee and its activities regarding the Company’s financial reporting and auditing processes. The role of the Audit Committee is one of oversight, and does not include conducting audits or determining whether the financial statements are complete and accurate. The responsibility for the completeness and accuracy of the Company’s financial statements and the assessment of the effectiveness of the Company’s internal control over financial reporting rests with Company management. It is the responsibility of the Company’s independent registered public accounting firm to perform an audit of, and to express an opinion on whether, the Company’s annual financial statements are fairly presented in conformity with accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting. The responsibility of the Audit Committee is to review and monitor these processes on behalf of the Board.
In this context, the Audit Committee has taken the following actions:
•reviewed and discussed the Company’s audited financial statements and the effectiveness of the Company’s internal control over financial reporting with management and Deloitte & Touche LLP (“Deloitte & Touche”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022;
•discussed with Deloitte & Touche the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;
•received from, and discussed with, Deloitte & Touche its written disclosures and letter regarding its independence required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee about independence, and discussed with Deloitte & Touche the firm’s independence; and
•in reliance on these reviews and discussions, and the report of Deloitte & Touche as the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2022, be included in the Annual Report for that year for filing with the SEC.
Audit Committee of the Board of Directors of Kemper Corporation:
Stuart B. Parker, Chair
Teresa A. Canida
Kathleen M. Cronin
Robert J. Joyce
Gerald Laderman
Alberto J. Paracchini

2023 PROXY STATEMENT	77

PROPOSAL 5

Advisory Vote to Approve the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

SEC regulations that took effect in 2011 require companies to provide shareholders with the opportunity every six years to vote on a non-binding, advisory basis for their preference about the frequency of future Say-On-Pay Votes. By voting with respect to this Proposal 5, shareholders may indicate whether they would prefer that the Company conduct future Say-On-Pay Votes once every one, two or three years. Shareholders may instead abstain from voting on this proposal.
The Board of Directors recommends that shareholders vote for a one-year frequency for future Say-On-Pay Votes. The Board considered factors in favor of longer intervals, including their focus on long-term business results instead of short-term aberrations and variations, and the alignment of three-year voting intervals with the three-year performance cycles in the Company’s equity-based compensation program. However, the Board believes that an annual Say-On-Pay Vote is the appropriate approach for the Company to adopt at this time, primarily due to the fact that annual Say-On-Pay Votes have become the practice of a majority of public companies and are considered by a majority of institutions and other shareholder groups to be a preferred method for providing timely feedback on executive compensation.
This vote is advisory and not binding on the Company or the Board of Directors. The proxy card will provide shareholders with the opportunity to choose among three options as to their preferred frequency for future Say-On-Pay Votes. Shareholders may cast a vote on the voting frequency by selecting the option of one year, two years or three years, or may abstain from voting.

The Board of Directors recommends that you vote for the option of a “ONE YEAR” frequency in Proposal 5.

78

Beneficial Ownership of Common Stock
Security Ownership of Certain Beneficial Owners
The following table sets forth information about persons, other than the Company’s directors and executive officers shown below, known by the Company to be the beneficial owner of more than five percent of the Company’s Common Stock as of March 9, 2023. To the Company’s knowledge, the beneficial owner has sole voting and sole dispositive power with respect to the shares listed opposite the beneficial owner’s name, unless otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
The Vanguard Group, Inc.	6,438,303	(4)	10.1%
100 Vanguard Boulevard Malvern, Pennsylvania 19355
BlackRock, Inc.	5,552,089	(6)	8.7%
55 East 52nd Street New York, New York 10055
T. Rowe Price Associates, Inc.	4,866,802	(2)	7.6%
100 East Pratt Street Baltimore, Maryland 21202
Wellington Management Group LLP	4,693,918	(7)	7.3%
c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210
T. Rowe Price Investment Management, Inc.	3,855,977	(3)	6.0%
101 E. Pratt Street Baltimore, Maryland 21201
Fuller & Thaler Asset Management, Inc.	3,695,876	(5)	5.8%
411 Borel Avenue, Suite 300 San Mateo, CA 94402
(1)Percentages shown are based on the shares outstanding on March 9, 2023.
(2)Based on information reported in a Schedule 13G/A filed with the SEC by T. Rowe Price Associates, Inc. (“T. Rowe Price”) on February 14, 2023, T. Rowe Price may be deemed the beneficial owner of 4,866,802 shares of Common Stock as of December 31, 2022. Of such shares, T. Rowe Price reported sole voting power as to 2,079,206 shares, sole dispositive power as to 4,866,802 shares, and no shared voting or dispositive power as to any shares.
(3)Based on information reported in a Schedule 13G filed with the SEC by T. Rowe Price Investment Management, Inc. (“TRPIM”) on February 14, 2023, TRPIM may be deemed the beneficial owner of 3,855,977 shares of Common Stock as of December 31, 2022. Of such shares, TRPIM reported sole voting power as to 1,386,671 shares, sole dispositive power as to 3,855,977 shares, and no shared voting or dispositive power as to any shares.
(4)Based on information reported in a Schedule 13G/A filed with the SEC by The Vanguard Group, Inc. (“Vanguard”) on February 9, 2023, Vanguard may be deemed the beneficial owner of 6,438,303 shares of Common Stock as of December 31, 2022. Of such shares, Vanguard reported sole voting power as to 0 shares, sole dispositive power as to 6,352,095 Common Shares, shared voting power as to 22,419 shares, and shared dispositive power as to 86,208 shares.
(5)Based on information reported in a Schedule 13G/A filed jointly with the SEC on February 14, 2023, by Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”), Fuller & Thaler may be deemed the beneficial owner of 3,695,876 shares of Common Stock as of December 31, 2022. Of such shares, Fuller & Thaler reported sole voting power as to 3,626,631 shares, sole dispositive power as to 3,695,876 shares, shared voting power as to 0 shares, and shared dispositive power as to 0 shares.
(6)Based on information reported in a Schedule 13G filed with the SEC on January 25, 2023, by BlackRock, Inc. (“BlackRock”), BlackRock beneficially owns an aggregate of 5,552,089 shares of Common Stock as of December 31, 2022, as to which BlackRock has sole dispositive power. Of such shares, BlackRock reported sole voting power as to 5,412,370 shares, sole dispositive power as to 5,552,089 shares, and no shared voting or dispositive power as to any shares. BlackRock also reported that it was filing as the parent holding company or control person of certain subsidiaries listed in an exhibit to the Schedule 13G.
(7)Based on Schedule 13G filed on February 14, 2023, jointly by Wellington Management Group LLP (“Wellington Management”), Wellington Group Holdings LLP (“Wellington Holdings”), Wellington Investment Advisors Holdings LLP (“Wellington Advisors”) and Wellington Management Company LLP (“Wellington Co.”), entities affiliated with Wellington Management may be deemed the beneficial owner of 4,693,918 of Common Stock as of December 31, 2022. The reported securities are owned of record by clients of investment companies controlled directly and indirectly by Wellington Advisors. Wellington Advisors is owned by Wellington Holdings and Wellington Holdings is owned by Wellington Management. Each of Wellington Management, Wellington Holdings and Wellington Advisors reported shared voting power over 4,161,256 shares of Common Stock and shared dispositive power over all of the shares of Common Stock reported above. Wellington Co. reported shared voting power over 3,927,179 shares of Common Stock and shared dispositive power over 4,342,970 shares of Common Stock.

2023 PROXY STATEMENT	79

Beneficial Ownership of Common Stock
Security Ownership of Directors and Executive Officers
On March 9, 2023, there were approximately 63,963,923 shares of the Company’s Common Stock outstanding. The following table shows the beneficial ownership of Common Stock as of March 9, 2023 (unless otherwise indicated) by: (a) each director; (b) each Named Executive Officer; and (c) all directors and executive officers as a group.

Name of Beneficial Owner	Common Shares at March 9, 2023 (1)	Stock Options Exercisable/RSUs Vesting Through May 9, 2023 (2)	Total Shares Beneficially Owned	Percent of Class (3)
Directors:
Teresa A. Canida	16,063	2,525	18,588	*
George N. Cochran	20,081	2,525	22,606	*
Kathleen M. Cronin	12,373	2,525	14,898	*
Jason N. Gorevic	9,614	2,525	12,139	*
Lacy M. Johnson	9,453	2,525	11,978	*
Robert J. Joyce	17,373	2,525	19,898	*
Joseph P. Lacher, Jr.	119,240	—	119,240	*
Gerald Laderman	3,677	2,525	6,202	*
Alberto J. Paracchini	500	—	500	*
Stuart B. Parker	32,694	2,525	35,219	*
Christopher B. Sarofim (4)	3,469,634	2,525	3,472,159	5.4%
Susan D. Whiting	6,573	2,525	9,098	*
NEOs (other than Mr. Lacher who is listed above):
James J. McKinney	48,566	—	48,566	*
John M. Boschelli	23,003	—	23,003	*
Duane A. Sanders	26,984	—	26,984	*
Charles T. Brooks	24,432	—	24,432	*
Directors, NEOs and Executive Officers as a Group (21 persons) (5)	3,919,961	25,250	3,941,904	6.2%
(1)The shares shown for non-employee directors (i.e., directors other than Mr. Lacher) include outstanding DSUs, and the numbers of shares for NEOs and other executive officers include any shares of Common Stock indirectly held in a trust or the Company’s 401(k) Retirement Plan. The shares shown for the non-employee directors include the following numbers of DSUs outstanding on March 9, 2023, which are all fully vested: Cochran and Cronin (7,220); Johnson (4,300); Joyce, Sarofim and Storch (8,220); and Whiting (1,420). The PSUs and any RSUs held by executive officers are not included in the amounts shown in this table because they are not deemed beneficially owned shares of Common Stock under SEC rules applicable to this table unless they will vest within 60 days. Accordingly, the shares shown in this table for the NEOs and the other executive officers do not include the following outstanding PSUs: Lacher (136,848); McKinney (27,949); Boschelli (22,841); Sanders (29,164); Brooks (19,135); and for all Directors, NEOs and Executive Officers as a Group (296,299).
(2)    The shares shown include Director RSUs and executive officer stock options outstanding as of March 9, 2023 and vesting or becoming exercisable on or prior to May 9, 2023.
(3)    The percentages shown for any individual and for the Directors, NEOs and Executive Officers as a Group are based on the 63,963,923 shares of the Company’s Common Stock outstanding on March 9, 2023. An asterisk in this column indicates a percentage of less than one percent.
(4) The share amounts shown for Christopher B. Sarofim are based on information reported in a Schedule 13G/A filed with the SEC by Mr. Sarofim on February 10, 2023 and as of December 31, 2022: (i) Mr. Sarofim may be deemed the beneficial owner of 2,469,070 shares of Common Stock that are owned of record by a trust formed in connection with the administration of the estate of Mr. Sarofim’s late father, Fayez Sarofim, and of which Mr. Sarofim is a trustee and a beneficiary; (ii) 725,020 shares of Common Stock owned by Sarofim International Management Company (“SIMC”) for its own account. SIMC is a wholly owned subsidiary of Fayez Sarofim & Co., an investment advisory firm (“FS&C”), of which Mr. Sarofim is the controlling person; and (iii) 278,069 shares of Common Stock held in investment advisory accounts managed for clients by FS&C and over which FS&C has investment discretion. Other than 15,898 shares of Common Stock Mr. Sarofim owns directly and which he received for service as a non-employee director of the Company, the beneficial ownership by Mr. Sarofim of all other shares of Common Stock shown in the table above was acquired as a result of the death of Mr. Sarofim’s father.
(5) Excluding the 3,456,261 shares of Common Stock beneficially owned by Mr. Sarofim in either a fiduciary capacity or as a result of his role with FS&C, directors, NEOs and executive officers as a group beneficially own a total of 485,643 shares of Common Stock which equates to less than 1% of the Common Stock.

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Beneficial Ownership of Common Stock
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires the Company’s directors and executive officers and persons who beneficially own more than 10 percent of the registered class of the Company’s equity securities to file with the SEC reports of ownership and reports of changes in ownership of such securities. Based on the Company’s knowledge of stock transactions, its review of copies of reports filed under Section 16(a) and written representations furnished to the Company, the Company believes that all filing requirements applicable to its directors, executive officers and more than 10 percent beneficial owners were complied with for the fiscal year ended December 31, 2022, except for the late filing of a Form 3 for Mr. Alexander.

2023 PROXY STATEMENT	81

Frequently Asked Questions about the Annual Meeting and Voting/Incorporation by Reference
Proxy and Proxy Statement
What is a Proxy?
A proxy is your legal appointment of another person to vote the stock you own. That other person is called a proxy. If you appoint someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated Joseph P. Lacher, Jr., our Chairman, President and CEO, and C. Thomas Evans, Jr., our Executive Vice President, Secretary and General Counsel, to act as proxies for the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares if you provide a proxy in the manner described in this Proxy Statement.
What is a Proxy Statement?
A Proxy Statement is a document that sets forth the information required by the federal securities laws and regulations administered by the SEC which is intended to allow you to vote on an informed basis at the Annual Meeting.
Voting and Record Date
Who can vote at the Annual Meeting?
You are entitled to vote at the Annual Meeting if you owned Common Stock at the close of business on the Record Date.
How many votes do I have?
Each share of Common Stock that you owned on the Record Date entitles you to one vote. Your proxy card indicates the number of shares of Common Stock that you owned on the Record Date that may be voted at the Annual Meeting.
How many shares of Kemper stock are eligible to be voted at the Annual Meeting?
At the close of business on the Record Date, there were 63,963,923 shares of Common Stock issued and outstanding. Accordingly, 63,963,923 shares of Common Stock are eligible to be voted at the Annual Meeting. Kemper had no other voting securities outstanding on the Record Date.
What is a quorum?
To conduct business at the Annual Meeting, a quorum must be present; that is, a majority of the shares of Common Stock outstanding and entitled to vote as of the Record Date must be represented in person or by proxy at the Annual Meeting. If you properly submit a proxy, your shares covered by that proxy will be counted toward a quorum.
On what am I being asked to vote on?
Shareholders are being asked to vote on the following proposals at the Annual Meeting:
Proposal 1: Election of the Director Nominees listed in this Proxy Statement beginning on page 7;
Proposal 2: Advisory vote to approve the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement;
Proposal 3: Vote to approve the 2023 Omnibus Plan;
Proposal 4: Advisory vote to ratify the selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2023; and
Proposal 5: Advisory vote to approve the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers.

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Frequently Asked Questions about the Annual Meeting and Voting/Incorporation by Reference
What is the difference between a shareholder that holds shares as a “registered shareholder” or in “street name”?
The shares of a registered shareholder are registered with the Company’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), in the shareholder’s own name. Shares held in street name are registered with Computershare in the name of the stock brokerage firm or other institution (or the name of its nominee), but not in the shareholder’s own name. In this case, the institution maintains its own internal records showing the shareholder as the actual beneficial owner of the shares.
What are the different methods I can use to vote my shares of Common Stock?
Shares held by registered shareholders:
If you hold your shares of Common Stock as a registered shareholder, you may give a proxy to vote your shares by one of the following methods:
•Complete, sign and date your proxy card and return it no later than the commencement of the Annual Meeting in the postage-paid envelope provided;
•Call the toll-free telephone number on your proxy card and follow the recorded instructions no later than 10:59 p.m. Central Daylight Time on Tuesday, May 2, 2023;
•Access the proxy voting website identified on your proxy card and follow the instructions no later than 10:59 p.m. Central Daylight Time on Tuesday, May 2, 2023; or
•Attend the Annual Meeting in person and deliver your proxy card or ballot to one of the ushers when requested to do so.
Shares held in street name:
If you hold your shares of Common Stock in street name or through the Employee Stock Purchase Plan, your broker (or other institution holding your shares of Common Stock in street name) generally will supply you with its own form of proxy card requesting you to provide your voting instructions in writing or, in some cases, by telephone or over the Internet. Following its receipt of your voting instructions, the institution will be authorized to provide a proxy to the Company to vote your shares in accordance with any instructions you provide.
Shares held through the 401(k) Retirement Plan:
If you hold your shares of Common Stock through the Company’s 401(k) Retirement Plan, you may give a proxy to vote your shares by one of the following methods:
•Complete, sign, date and return your proxy card, which must be received by 10:59 p.m. Central Daylight Time on Sunday, April 30, 2023 (“401(k) Deadline”) for your voting instructions to be effective;
•Call the toll-free telephone number on your proxy card and follow the recorded instructions by the 401(k) Deadline, for your voting instructions to be effective; or
•Access the proxy voting website identified on your proxy card and follow the instructions by the 401(k) Deadline, for your voting instructions to be effective.
If you provide timely voting instructions for your 401(k) Retirement Plan shares, the plan trustee will confidentially vote your shares in accordance with your voting instructions. In accordance with the terms of the 401(k) Retirement Plan, if you do not vote your plan shares before the voting deadline, the plan trustee will vote your shares in the same proportion as all other shares were voted in accordance with timely voting instructions provided to the trustee by all other plan participants.
The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders who wish to give proxy voting instructions over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies. In addition, in choosing among the available alternatives for proxy voting, shareholders should be aware that there may be some risk that a vote either by telephone or over the Internet might not be properly recorded or counted because of an unanticipated electronic malfunction. As described above, please note that the ability of shareholders of record to submit voting instructions by telephone and over the Internet ends at 10:59 p.m. Central Daylight Time on the day before the Annual Meeting, and, for 401(k) Retirement Plan shares, by the 401(k) Deadline. The reason for this cut-off is to allow for the timely assembly and tabulation of voting instruction data.

2023 PROXY STATEMENT	83

Frequently Asked Questions about the Annual Meeting and Voting/Incorporation by Reference
How do I vote my Common Stock at the Annual Meeting?
If you owned Common Stock in your own name on the Record Date, your name will appear on the list of registered shareholders of the Company and, if you wish to attend in person, you will be admitted to the Annual Meeting and may vote by written ballot or by delivering a signed proxy card. However, note that: (a) shares held through the 401(k) Retirement Plan must be voted by the 401(k) Deadline and, accordingly, may not be voted in person at the Annual Meeting; and (b) if your shares are held in the name of a broker, bank or other institution, you must present written evidence at the Annual Meeting from the institution indicating that you were the beneficial owner of the shares on the Record Date and that you have been authorized by that institution to vote your shares in person. This written evidence is generally called a “Legal Proxy” and should be submitted to the Company’s Secretary, C. Thomas Evans, Jr., prior to the commencement of the Annual Meeting.
If I plan to attend the Annual Meeting, should I give my proxy?
Regardless of whether you plan to attend the Annual Meeting, we urge you to give a proxy. Returning your proxy card or giving voting instructions by telephone or over the Internet will not affect your right to attend the Annual Meeting and vote in person. However, giving a proxy will ensure your shares are represented at the Annual Meeting in the event you are unable to attend.
How will my proxy be voted?
If you (or your broker or other institution holding your shares held in street name) properly sign and timely return your proxy card, or timely deliver your voting instruction by telephone or over the Internet, the individuals designated as proxies on the proxy card will vote your shares as you have directed. With respect to Proposal 1, you may choose to vote “FOR” or “AGAINST” or to “ABSTAIN” from voting for each director Nominee listed in this Proxy Statement. With respect to Proposals 2, 3 and 4, you may choose to vote “FOR” or “AGAINST” or to “ABSTAIN” from voting. For Proposal 5, you are given the choice of voting for a frequency of “ONE YEAR,” “TWO YEARS” or “THREE YEARS” or to “ABSTAIN” from voting. For specific information about a particular proposal, please refer to the section of this Proxy Statement that pertains to such proposal as indicated in the Table of Contents.
For shares held as a registered shareholder, if you sign the proxy card but do not make specific choices, the designated proxies will vote your shares as recommended by the Company’s Board of Directors. For shares held in street name, you should contact your broker (or other institution) to determine the method by which your shares will be voted if you sign the proxy card but do not make specific choices. The Board of Directors recommends that you vote “FOR” all of the director Nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4 and for a vote frequency of “ONE YEAR” for Proposal 5.
What does it mean if I receive more than one proxy card?
If your Kemper shares are held under different names or in more than one account, you will receive more than one proxy card. Each proxy card will indicate the number of shares you are entitled to vote on that particular proxy card.
What are broker non-votes and how might they affect voting?
The applicable NYSE rules allow a stockbroker holding securities in street name for its customer to exercise discretionary voting power for those securities with respect to some matters (called “discretionary” matters) but not others (called “non-discretionary” matters), depending on the subject matter of the proposal being voted on. Broker non-votes can occur when a stockbroker does not receive voting instructions from its customer on a non-discretionary matter. Under the current NYSE rules, director elections and all matters related to executive compensation are considered non-discretionary matters for which brokers cannot vote undirected shares. Any shares you hold in street name will not be voted with regard to Proposals 1, 2, 3 and 5 unless you provide timely voting instructions to your broker. Under the NYSE rules, Proposal 4 is considered a discretionary matter for brokers, and a broker not receiving voting instructions from a customer will be free to cast a vote in its discretion as to this matter.
How will voting on any other business be conducted?
As of the date hereof, the Company’s management is aware of no business that will come before the Annual Meeting other than Proposals 1 through 5 as described in this Proxy Statement, and only the Board of Directors may introduce any additional business. However, if any other business should properly come before the Annual Meeting, your proxy card will authorize the persons designated as proxies to vote on any such matters in their discretion.

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Frequently Asked Questions about the Annual Meeting and Voting/Incorporation by Reference
Who will tabulate the votes, and how do I find out the voting results after the Annual Meeting?
Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election. The Company will report the voting results in a Current Report on Form 8-K that it will file with the SEC within four business days after the Annual Meeting.
May I revoke my proxy or change my voting instructions?
Shares held as a registered shareholder:
You may revoke your proxy or change your voting instructions for registered shares as follows:
•Deliver another signed proxy card with a later date any time prior to the commencement of the Annual Meeting;
•Notify the Company’s Secretary, C. Thomas Evans, Jr., in writing prior the commencement of the Annual Meeting that you have revoked your proxy;
•Call the toll-free telephone number, or access the proxy voting website, identified on the proxy card and re-vote any time prior to 10:59 p.m. Central Daylight Time on Tuesday, May 2, 2023; or
•Attend the Annual Meeting in person and deliver a new, signed proxy card or ballot to one of the ushers when requested to do so.
Shares held through the 401(k) Retirement Plan:
You may revoke your proxy or change your voting instructions for shares held through the 401(k) Retirement Plan by completing any of the following:
•Deliver another signed proxy card with a later date prior to the 401(k) Deadline; or
•Call the toll-free telephone number, or access the proxy voting website, identified on the proxy card and re-vote any time prior to the 401(k) Deadline.
Shares held in street name:
You should contact your stockbroker (or other institution holding your shares) to determine the procedures, if any, for revoking or changing your voting instructions for shares held in street name, including for shares held through the Employee Stock Purchase Plan.
Shareholder Proposals, Nominations and Communications
May a shareholder nominate someone at the Annual Meeting to be a director of Kemper or bring any other business before the 2023 Annual Meeting?
The Company’s Bylaws require advance notice to the Company if a shareholder intends to attend an annual meeting of shareholders in person and to nominate someone for election as a director or to bring other business before the meeting. Such a notice may be made only by a shareholder of record who meets the requirements set forth in Article II, Section 13 of the Company’s Bylaws and provides the required information in the notice within the time period described therein. Each year’s proxy statement states the applicable time period for providing such a notice for the next year’s annual meeting. The deadline for notices in relation to the 2023 Annual Meeting has expired, and the Company did not receive any such notices that complied with the Bylaws requirements during the prescribed notice period. Accordingly, no such director nominations or other business proposed by shareholders from the floor of the 2023 Annual Meeting will be in order. The procedures for shareholders to nominate directors or make other proposals relating to the 2024 Annual Meeting are summarized below in the answers to the following two questions.
How may a shareholder nominate someone to be a director of Kemper or bring any other business before the 2024 Annual Meeting?
In accordance with the advance notice requirements of the Bylaws described above, if a shareholder of record wishes to nominate one or more directors or bring other business to be considered by shareholders at the 2024 Annual Meeting, such proposals must be made in writing to the Company no earlier than January 4, 2024 and no later than February 3, 2024. However, if the date of the 2024 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2023 Annual Meeting date (i.e., May 3, 2023), then such nominations and proposals must be delivered in writing to the

2023 PROXY STATEMENT	85

Frequently Asked Questions about the Annual Meeting and Voting/Incorporation by Reference
Company no earlier than 120 days prior to the 2024 Annual Meeting and no later than the close of business on the later of (a) the 90th day prior to the 2024 Annual Meeting, or (b) the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.
In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than Kemper’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 4, 2024.
All shareholder proposals and notices should be submitted to the Secretary of Kemper Corporation, at 200 East Randolph Street, Suite 3300, Chicago, Illinois 60601.
Please note that these requirements relate only to matters intended to be proposed from the floor of the 2023 Annual Meeting. They are separate from certain SEC requirements that must be met to have shareholder proposals included in the Company’s Proxy Statement, as described immediately below.
When are shareholder proposals due so that they may be included in Kemper’s Proxy Statement for the 2023 Annual Meeting?
Pursuant to SEC regulation currently in effect, shareholders who intend to submit proposals for inclusion in the Company’s proxy materials for the 2024 Annual Meeting must do so no later than November 23, 2023. Certain other SEC requirements must also be met to have a shareholder proposal included in the Company’s Proxy Statement. These requirements are independent of the advance notice requirements of the Company’s Bylaws described immediately above. All shareholder proposals and notices should be submitted to the Secretary of Kemper Corporation, at 200 East Randolph Street, Suite 3300, Chicago, Illinois 60601.
How may a shareholder or other interested party communicate with the Board of Directors?
Shareholders and other interested parties may communicate with our Lead Director, the non-employee directors as a group, or individual directors by writing to: Corporate Secretary, Kemper Corporation, 200 East Randolph Street, Suite 3300, Chicago, Illinois 60601. Kemper’s Corporate Secretary will review and promptly forward communications to the directors as appropriate. Communication involving substantive accounting or auditing matters will be forwarded to the Audit Committee Chair. Items or information not related to the duties and responsibilities of the Board will not be forwarded.
Cost of Proxy Solicitation
What are the costs of soliciting these proxies and who pays them?
The Company has retained the services of Innisfree M&A Incorporated (“Innisfree”) to aid in the solicitation of proxies and will pay Innisfree a base fee of $15,000 for these services, plus its related costs and expenses. The Company will bear the total expense of the solicitation that will include, in addition to the amounts paid to Innisfree, amounts paid for printing and postage and to reimburse banks, brokerage firms and others for their expenses in forwarding proxy solicitation material. Although the principal distribution of proxy materials will be through the Internet, solicitation of proxies will also be made by mail. Additional proxy solicitation may be made by telephone or other direct communication with certain shareholders or their representatives by directors, officers and employees of the Company and its subsidiaries, who will receive no additional compensation for such solicitation.
Additional Information about Kemper and Householding Requests
Where can I find more information about Kemper?
The Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments thereto are accessible free of charge through its website, kemper.com, as soon as reasonably practicable after such materials are filed with or furnished to the SEC. You may also obtain at no charge a copy of the Company’s most recent Annual Report on Form 10-K, other materials filed with the SEC and additional information regarding Kemper as follows:
•Contact Kemper Investor Relations by telephone at 312.661.4930, or by e-mail at investors@kemper.com; or
•Write to Kemper at 200 East Randolph Street, Suite 3300, Chicago, Illinois 60601, Attention: Investor Relations.

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Frequently Asked Questions about the Annual Meeting and Voting/Incorporation by Reference
How may shareholders with the same address request delivery of either single or multiple copies of the Company’s Proxy Statement?
If you and another shareholder who shares your address received multiple copies of this Proxy Statement, you may contact the Company as described above and request that a single copy be sent to your address for future deliveries of Company communications. This is commonly referred to as “householding.” If your proxy statement was “householded” but you prefer to receive separate copies, you may contact the Company as described above to request separate copies now or for future deliveries of Company communications.
Incorporation by Reference
Notwithstanding any general statement to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this Proxy Statement into such filings, the Audit Committee Report, Pay Versus Performance and the HR & Compensation Committee Report contained in this Proxy Statement are not to be incorporated by reference into any such filings, nor are they to be deemed soliciting material or deemed to be filed under such Acts.
**********
This Proxy Statement and the form of proxy are being mailed and delivered to the Company’s shareholders by the authority of the Board of Directors.
C. Thomas Evans, Jr.
Secretary

2023 PROXY STATEMENT	87

Appendix A - Kemper Corporation 2023 Omnibus Plan
Article 1 Establishment, Purpose, and Duration
1.1  Establishment. Kemper Corporation, a Delaware corporation (the “Company”), established the 2023 Omnibus Plan (the “Plan”), subject to shareholder approval at the 2023 annual shareholders’ meeting, effective as of the date such shareholder approval is obtained (the “Effective Date”).
1.2  Purpose of the Plan. The purpose of the Plan is to provide a means for Employees, Directors and key advisors of the Company and its Affiliates to develop a sense of proprietorship and personal involvement in the financial success of the Company, and to encourage them to devote their best efforts to the business of the Company and advance the interests of its shareholders. A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become Employees and to provide a means for those individuals on whom the responsibilities for the successful management of the Company depend can acquire and maintain ownership of the Company’s common stock, further aligning their interests with the interests of the shareholders of the Company.
1.3  Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date; provided, however, that Incentive Stock Options may not be granted under the Plan after the tenth (10th) anniversary of the date of the Board's most recent approval. After the Plan is terminated, no Awards may be granted, but Awards previously granted shall remain outstanding in accordance with the applicable terms and conditions of the Plan and the respective Award Agreements.
Article 2 Definitions
Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.
2.1  “Affiliate” means any person or entity controlled, directly or indirectly, by the Company, whether by equity ownership, contract or otherwise and shall include direct or indirect subsidiaries of the Company and mutual companies the management of which is controlled by the Company and its subsidiaries.
2.2  “Annual Award Grant” has the meaning set forth in Section 12.1.
2.3  “Award” means, individually or collectively, a grant under the Plan of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Stock Options, Performance Awards or Other Stock-Based Awards, in each case subject to the terms of the Plan and the applicable Award Agreement.
2.4  “Award Agreement” means either one of the following, in such form as the Committee shall from time to time approve: (i) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of an Award. The Committee may provide for the use of non-paper Award Agreement(s) and acceptance and other actions related thereto that involve the use of electronic, internet, intranet or other non-paper means.
2.5  “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
2.6  “Board” or “Board of Directors” means the board of directors of the Company.
2.7  “Change in Control” has the meaning set forth in Section 20.1.
2.8  “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor statute.
2.9  “Committee” means the Compensation Committee of the Board or any subcommittee thereof, or any other committee designated by the Board to administer the Plan, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the New York Stock Exchange or, if the Shares are not listed on the New York Stock Exchange, within the meaning of the rules of the principal stock exchange on which the Shares are then traded; provided, however, that the Board may, in its discretion, serve as the Committee under the Plan.

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Appendix A - Kemper Corporation 2023 Omnibus Plan
2.10  “Company” has the meaning set forth in Section 1.1.
2.11  “Director” means a member of the Board of Directors.
2.12  “Disability” when used with respect to a particular Participant, means a physical or mental condition that: (i) is of a type that would entitle a participant in the Company’s or an applicable Affiliate’s long-term disability plan (as in effect from time to time) to receive benefits under such plan, whether or not such Participant is actually enrolled in such plan; or (ii) in the absence of any such plan, would cause such Participant to be unable to substantially perform his or her duties as an Employee, as determined in the sole discretion of the Committee.
2.13  “Effective Date” has the meaning set forth in Section 1.1.
2.14  “Eligible Director” means a Director who is not also an Employee (including any Director who has retired as an Employee).
2.15  “Employee” means any employee of the Company or any of its Affiliates.
2.16  “Employment” means the provision of services to the Company or its Affiliates as an Employee. Except as otherwise provided for in an Award Agreement, for purposes of this Plan, references to Employment shall also include service as an Eligible Director or Third Party Service Provider.
2.17  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
2.18  “Exercise Price” means the price at which the Shares underlying a Stock Option or SAR may be purchased upon exercise thereof.
2.19  “Fair Market Value” or “FMV” means the price of a Share based on the opening, closing, actual, high, low, or average selling prices of Shares reported on the New York Stock Exchange or such other established stock exchange on which the Shares are principally traded on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the reported closing sales price of a Share on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the preceding date for which transactions were reported; provided, however, that if the Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate and in accordance with Section 409A.
2.20  “FASB” means the Financial Accounting Standards Board.
2.21  “Freestanding SAR” has the meaning set forth in Section 8.1.
2.22  “FINRA Dealer” has the meaning set forth in Section 9.3(b).
2.23  “Full Value Award” means an Award that is not a Stock Option or a SAR and that consists of or is settled by the issuance of Shares.
2.24  “Government Agencies” has the meaning set forth in Section 15.2.
2.25  “Insider” means an individual who is, on the relevant date, a Director, an executive officer of the Company, as determined by the Board for purposes of Section 16 of the Exchange Act, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act.
2.26  “Incentive Stock Option” or “ISO” means a Stock Option identified in the Award Agreement as an “incentive stock option” and that satisfies the requirements of Section 422 of the Code and any regulations promulgated thereunder from time to time, or any successor provisions thereto.
2.27  “ISO Limitation” has the meaning set forth in Section 4.1(a).
2.28  “Leave of Absence” means an approved leave of absence from a Participant’s Employment (other than short-term disability) determined in accordance with the applicable policies of the Participant’s employer.
2.29  “Non-Qualified Stock Option” means a Stock Option that is not an ISO.
2.30  “Other Stock-Based Award” means an equity-based or equity-related Award of a type other than those described in Articles 6 through 10 of the Plan, and which is granted pursuant to Article 11.
2.31  “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.
2.32  “Performance Award” means an Award granted to a Participant pursuant to Article 10, that represents the right to receive an amount of cash, Shares, or a combination of both, the value of which at the time it is payable is determined based on actual results of the corresponding performance criteria.

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2.33  “Performance Measures” has the meaning set forth in Section 14.1.
2.34  “Performance Period” means the period of time during which performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.
2.35  “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units (or other types of Awards as may be applicable) are subject to a substantial risk of forfeiture or other vesting conditions (based on the passage of time, the achievement of performance goals, or on the occurrence of other events as determined by the Committee, in its discretion), as provided in the Plan and/or the applicable Award Agreement.
2.36  “Plan” means the 2023 Omnibus Plan.
2.37  “Plan Year” means the calendar year.
2.38  “Prior Plan” means the Kemper Corporation 2020 Omnibus Equity Plan and each other equity plan maintained by the Company under which awards are outstanding as of the Effective Date.
2.39 “Representative” means an executor, administrator, guardian, trustee or other representative of a Participant who has legal authority to exercise such Participant’s Stock Options, Stock Appreciation Rights or rights under other types of Awards on behalf of such Participant or such Participant’s estate.
2.40  “Restricted Stock” means an Award granted to a Participant pursuant to Article 6, and includes (but is not limited to) performance-based Restricted Stock and time-vested Restricted Stock.
2.41  “Restricted Stock Unit” means a notional account that is established by an Award granted to a Participant pursuant to Article 7 that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the applicable Award Agreement, and (iii) payable in Shares or, in lieu thereof and to the extent provided in the applicable Award Agreement, cash or a combination of cash and Shares. Restricted Stock Units awarded to the Participant will vest according to time-based or performance-based criteria specified in the applicable Award Agreement.
2.42  “Section 409A” means Section 409A of the Code, or any successor provision, and the regulations, rulings and other guidance issued thereunder.
2.43  “Share” means a share of common stock of the Company.
2.44  “Share Authorization” has the meaning set forth in Section 4.1(a).
2.45  “Stock Appreciation Right” or “SAR” means a right of the type described in Article 8 of the Plan.
2.46  “Stock Option” means a Stock Option to purchase a designated number of Shares granted to a Participant pursuant to Article 9.
2.47  “Substitute Award” means an Award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of a Stock Option or SAR.
2.47  “Tandem SAR” has the meaning set forth in Section 8.1.
2.48  “Third Party Service Provider” means any consultant, agent, advisor, or independent contractor that is a natural person and who provides bona fide services to the Company or an Affiliate pursuant to a written contract that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, and (b) do not, directly or indirectly, promote or maintain a market for the Company’s securities.
Article 3 Administration
3.1  General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. All actions taken and all interpretations and determinations made by the Committee shall be final and binding on the Participants, beneficiaries, the Company, and all other interested individuals.
3.2  Authority of the Committee. The Committee shall have full and, except as otherwise expressly provided in the Plan, exclusive, power and discretion: (a) to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper; (b) to select Award recipients; (c) to establish the terms and conditions of all Awards, including the terms and conditions to be set forth in Award Agreements; (d) to

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grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company; (e) to structure Awards as short-term incentives and (f) subject to Article 21, to adopt modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the jurisdictions in which the Company and/or its Affiliates operate or may operate. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding Stock Options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Period of Restriction applicable to any outstanding Awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding Awards shall be deemed to be satisfied at the target, maximum or any other level.
3.3  Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company or its Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may retain such legal, financial or other advisors as they deem appropriate to assist them with respect to any responsibility the Committee or such individuals may have under the Plan. The Board may, by resolution, delegate some or all of the Committee’s power and authority hereunder to the Board (or any members thereof) or, to the extent consistent with the Company’s bylaws and applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Board deems appropriate; provided, however, that the Board may not delegate the Committee’s power and authority to a member of the Board, the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an Insider or decisions concerning the timing, pricing or amount of an award to such an Insider.
Article 4 Shares Subject to the Plan and Maximum Awards
4.1  Number of Shares Available for Awards.
(a)  Share Authorization. Subject to adjustment as provided in Section 4.3, and the share counting provisions below, the maximum number of Shares available for issuance to Participants under the Plan on or after the Effective Date (the “Share Authorization”) shall be (i) 1,850,000 Shares less (ii) one (1) Share for every one (1) Share granted after February 28, 2023 and prior to the Effective Date under the Prior Plan. Following the Effective Date, no Awards may be granted under the Prior Plan. Subject to adjustment as provided in Section 4.3, the maximum number of Shares available for issuance to Participants under the Plan as Incentive Stock Options shall be 1,850,000 Shares (the “ISO Limitation”). The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.
(b)  Limit on Grants to Eligible Directors. The maximum aggregate value of Shares and cash compensation that may be granted under the Plan to any Eligible Director in any Plan Year shall be limited to $750,000; provided, however, that this limit shall not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or an Affiliate or compensation received by the Eligible Director in his or her capacity as an Employee. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled if later.
4.2  Share Counting. Shares covered by an Award shall only be counted against the Share Authorization to the extent they are actually issued, provided that:
(a)  Shares Available for Future Grant. Any Shares related to Awards granted under the Plan or, after February 28, 2023, any awards previously granted under the Prior Plan which terminate by expiration, forfeiture, cancellation, or otherwise, without the issuance of such Shares (other than surrender of a Stock Option at the time of exercise of a related Stock Appreciation Right) or are settled in cash in lieu of Shares, shall be available again (or newly available, as applicable) for grant under the Plan.
(b)  Shares That Will Reduce Share Authorization. The Share Authorization will be reduced by the full number of Shares that: (i) are subject to the exercise or vesting of an Award (or after February 28, 2023, an award previously granted under the Prior Plan), regardless of whether fewer Shares are actually issued because of Shares tendered to the Company or withheld by the Company to satisfy tax withholding or to pay the exercise price with respect to such exercise or vesting or (ii) may be issued in connection with an Award of a SAR (or after February 28, 2023, an award of a stock appreciation right previously granted under the Prior Plan), regardless of whether fewer Shares are actually issued upon exercise of such SAR (or after February 28, 2023, an award of a stock appreciation right previously granted under the Prior Plan). For the avoidance of doubt, Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options (or after February 28, 2023, an option previously granted under the Prior Plan) shall not be added to the Share Authorization.
4.3  Adjustments in Authorized Shares. In the event of any equity restructuring (within the meaning of FASB Accounting Standards Codification® Topic 718) that causes the per share value of Shares to change, such as a stock dividend, stock split, spin

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off, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be made an equitable adjustment to (i) the Share Authorization and the ISO Limitation and (ii) the number and kind of Shares or units subject to, and the Exercise Price (if applicable) and terms, of any then outstanding Awards of or related to Shares or units. In the event of any other change in corporate capitalization, such as a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights of Participants. In either case, any such adjustment shall be final, conclusive and binding for all purposes of the Plan. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code and (iii) each such adjustment with respect to a Stock Option or SAR shall comply with the rules of Section 409A.
In the event that the Shares are changed into or exchanged for a different kind of shares or other securities of the Company through transactions of the type referenced above, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, may substitute or adjust, as applicable, the number and kind of securities that may be issued under the Plan or under particular forms of Awards, the number and kind of securities subject to outstanding Awards, and other value determinations applicable to outstanding Awards.
Subject to the provisions of Section 21, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization on such terms and conditions as it may deem appropriate.
Article 5 Eligibility
All Employees and Eligible Directors shall be eligible for selection to receive Awards. In addition, any key person selected by the Committee in its sole discretion who provides bona fide services to the Company or an Affiliate as a Third Party Service Provider shall be eligible for selection to receive Awards.
Article 6 Restricted Stock
6.1  Restricted Stock Award Agreement. Subject to the provisions of Article 13, each Award of Restricted Stock shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, the Period(s) of Restriction, the number of Shares of Restricted Stock granted, vesting terms (which can include, without limitation, time-vested or performance-based terms) and such other provisions as the Committee shall determine in its discretion.
6.2  Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, time-based restrictions, and/or restrictions under applicable laws, rules and regulations or under the requirements of any stock exchange or market upon which such Shares are listed or traded, holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, or time-based restrictions on vesting following the attainment of the performance goals.
Except as otherwise provided in this Article 6, and subject in all cases to the requirements of applicable laws, rules and regulations, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations).
6.3  Certificate Retention or Legend. During the Period of Restriction, the Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing an Award of Restricted Stock Award shall be registered in the holder’s name and may bear a legend indicating that the ownership of the Shares represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Award Agreement relating to the Restricted Stock. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the Shares subject to the Award of Restricted Stock in the event such Award is forfeited in whole or in part. Upon termination of any applicable Period of Restriction, subject to the Company’s right to require satisfaction of any applicable tax withholding obligations, the restrictions

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shall be removed from the requisite number of any Shares that are held in book entry form, and all certificates evidencing ownership of the requisite number of Shares shall be delivered to the holder of such Award.
6.4  Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned on the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.
Article 7 Restricted Stock Units
7.1  Restricted Stock Unit Award Agreement. Subject to the provisions of Article 13, each Award of Restricted Stock Units shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, the Period(s) of Restriction, the number of Restricted Stock Units granted, vesting terms (which can include, without limitation, time-vested or performance-based terms) and such other provisions as the Committee shall determine in its discretion.
7.2  Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, time-based restrictions, and/or restrictions under applicable laws, rules and regulations or under the requirements of any stock exchange or market upon which such Shares underlying such Restricted Stock Units are listed or traded, holding requirements or sale restrictions placed by the Company on any Shares distributed to the Participant upon settlement of Restricted Stock Units, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, or time-based restrictions on vesting following the attainment of the performance goals.
Except as otherwise provided in this Article 7, and subject in all cases to the requirements of applicable laws, rules and regulations, the applicable Award Agreement shall specify whether Restricted Stock Units shall be paid in cash, Shares, or combination of cash and Shares.
Article 8 Stock Appreciation Rights
8.1  Grant of Stock Appreciation Rights. The Committee may grant an Award of Stock Appreciation Rights in connection with an Option Award (“Tandem SAR”) or independently of any Option Award (“Freestanding SAR”).
8.2  SAR Award Agreement. Subject to the provisions of Section 9.2 and Article 13, each SAR Award shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, exercise terms consistent with Section 9.3 below and the following provisions, and such other provisions as the Committee shall determine in its discretion:
(a)  A SAR shall be exercised in accordance with the provisions of this Article 8 and Section 9.3.
(b)  A Tandem SAR shall be exercisable to the extent, and only to the extent, the associated Stock Option is exercisable and shall be exercisable only for such period as the Committee may determine. Upon exercise of a Tandem SAR, the Participant shall be required to surrender to the Company the unexercised Stock Option to which it relates, or any portion thereof.
(c)  A Freestanding SAR may be exercised in accordance with the terms of the applicable Award Agreement.
(d)  Upon exercise of a SAR, the Participant shall receive that number of Shares (rounded down to the nearest whole number) having an aggregate value equal to the excess of the Fair Market Value of one Share over the Exercise Price per Share specified in the applicable Award Agreement, multiplied by the number of Shares subject to the SAR, or portion thereof, which is exercised. However, the terms of the applicable Award Agreement may specify that any part or all of the Company’s obligation arising out of the exercise of the SAR may be satisfied by the payment of cash or a combination of cash and Shares.
Article 9 Stock Options
9.1  Grant of Stock Option Awards. Subject to the provisions of Article 13, the Committee may grant Stock Option Awards and determine whether a Stock Option will be an ISO or a Non-Qualified Stock Option, the number of Shares to be subject to each Stock Option, the Exercise Price, the number of installments, if any, in which each Stock Option may vest and become exercisable, the expiration date of each Stock Option and all other terms and conditions of each Stock Option. ISO Awards may be granted only to Participants who are Employees.
9.2  Stock Option Award Agreements. Each Stock Option Award granted pursuant to the Plan shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, terms consistent with the following provisions, and such other provisions as the Committee shall determine in its discretion:

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(a)  Duration. Each Stock Option and all rights associated therewith, shall expire on such date as the Committee may determine, but in no event later than the ten-year anniversary of the grant date or earlier termination as provided in the Plan or the Award Agreement, subject to a limited extension if so provided in the Award Agreement and to the extent permitted by Section 409A in the event that the expiration date of an Award held by a Participant falls within a trading “blackout” period imposed by the Company and applicable to the Participant.
(b)  Exercise Price. The Exercise Price for each Share that is the subject of a Stock Option shall be determined by the Committee and shall not be less than the Fair Market Value of a Share on the date of grant, subject to adjustment pursuant to Section 21.2. Notwithstanding the foregoing, in the case of a Stock Option that is a Substitute Award, the Exercise Price for each Share that is the subject of such Stock Option may be less than 100% of the Fair Market Value per Share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.
(c)  Vesting. Each Stock Option granted under the Plan shall vest and be exercisable in such installments, if any, during the period prior to its expiration date as the Committee shall determine and as set forth in the Award Agreement.
(d)  No Repricing. Except as otherwise permitted as an adjustment pursuant to Section 4.3 or 21.2, in connection with a Change in Control under Article 20 or as approved by the Company’s shareholders, the exercise price of a Stock Option or SAR outstanding under the Plan may not be reduced, whether through amendment, exchange, cancellation and re-grant, repurchase or other method. For avoidance of doubt, this Section prohibits, among other actions, the purchase by the Company of a Stock Option or SAR with an exercise price less than the Fair Market Value of a Share on the date of purchase or any other action that would constitute a repricing under the rules of the New York Stock Exchange.
9.3  Exercise of Stock Options and SARs.
(a)  Notice by Participant. Each Participant (or such Participant’s Representative) who desires to exercise a Stock Option or SAR shall give advance written notice of such exercise to the Company in such form as may be prescribed from time to time by the Committee or the management of the Company.
(b)  Payment for Exercises of Stock Options. Before Shares will be issued in connection with an exercise, the Exercise Price of a Stock Option shall be paid in full by: (i)  check payable to the order of the Company; (ii) electronic transfer of funds to an account of the Company; (iii)  requesting that the Company withhold such number of Shares then issuable upon the exercise of the Stock Option as will have an aggregate Fair Market Value equal to the Exercise Price for the Shares being acquired upon exercise of the Stock Option and/or an amount that is not in excess of the tax withholding requirements with respect to such exercise based on the maximum statutory withholding rates for the Participant for federal, state and local tax purposes (including the Participant’s share of payroll or similar taxes) in the applicable jurisdiction; (iv)   subject to applicable law, through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA Dealer”) whereby the Participant irrevocably elects to exercise the Stock Option and sell a portion of the Shares so purchased to pay the Exercise Price (or a larger number of the Shares so purchased), and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the purchase price directly to the Company (and any excess to the Participant); (v)  by other means acceptable to the Committee; or (vi) by any combination of the foregoing.
(c)  Exercise by Participant’s Spouse. Unless otherwise provided in an Award Agreement, a Stock Option or SAR shall be exercisable during the Participant’s lifetime only by the Participant (or, in the case of the incapacity of the Participant, by the Participant’s Representative) regardless of any community property interest therein of the spouse of the Participant, or such spouse’s successors in interest. If the spouse of the Participant shall have acquired a community property interest in such Stock Option or SAR, the Participant, or the Participant’s Representative, may exercise the Stock Option or SAR on behalf of the spouse of the Participant or such spouse’s successors in interest.
(d)  Special Provisions for Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the grant date) of Shares underlying an ISO granted to a Participant under this Plan (and any other stock option plans of the Company) that become exercisable for the first time by the Participant during any Plan Year exceeds $100,000 (or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision), the portion of such ISO in excess of $100,000 (or, if different, such maximum limitation) will be treated as Non-Qualified Stock Options. The portion of any ISO not exercised within three (3) months after termination of Employment will be treated as a Non-Qualified Stock Option.

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Article 10    Performance Awards
10.1  Grant of Performance Awards and Award Agreement. Subject to the provisions of Article 13, each Performance Award shall be evidenced by an Award Agreement that specifies the material terms of the Award, including, without limitation, any performance criteria, vesting provisions and expiration date, how the value of the Award will be determined, whether the Award will be settled in Shares, cash or a combination thereof, and such other provisions as the Committee shall determine in its discretion.
10.2  Value of Performance Award.  The method of determining the value of the Performance Award shall be determined by the Committee at the time of grant. The Committee shall set performance criteria and Performance Period in its discretion that, depending on the actual performance results, will determine the number and/or value of the Performance Award that will be paid out to the Participant.
10.3  Earning of Performance Award. After the applicable Performance Period has ended, the holder of a Performance Award shall be entitled to receive a payout based on the portion of the Performance Award earned by the Participant over the Performance Period, if such payout is due as determined based on the actual results of the corresponding performance criteria.
10.4  Form and Timing of Payment of Performance Award. Payment of earned Performance Award shall be made as determined by the Committee as set forth in the applicable Award Agreements. The applicable Award Agreement shall specify whether the earned Performance Award shall be paid in the form of Shares or in cash (or a combination thereof) at the end of the applicable Performance Period or as soon as practicable thereafter or such other payment date or payment event specified in the Award Agreement.
Shares may be granted subject to any restrictions deemed appropriate by the Committee, as set forth in the applicable Award Agreements.
Article 11    Other Stock-Based Awards.
Subject to the provisions of Article 13, the Committee may grant Other Stock-Based Awards (which may include unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee determines appropriate. Such Other Stock-Based Awards may entail the issue or transfer of actual Shares or payment in cash or otherwise of amounts based on the value of Shares. Each Other Stock-Based Award shall be evidenced by an Award Agreement that specifies the material terms and conditions of the Award, including, without limitation, any restrictions or vesting provisions and whether such Award is entitled to dividends or dividend equivalents, and such other provisions as the Committee shall determine in its discretion.
Article 12    Awards to Eligible Directors
12.1  Annual Award Grants. An Award shall be granted to each Eligible Director automatically on the date of each Annual Meeting of the Company’s shareholders, following such meeting (“Annual Award Grant”), in such form, amount, and subject to such terms as shall be determined from time to time by the Board of Directors in its sole discretion, after considering any recommendation by the Committee, subject to the limitations of Section 4.1(c) and the provisions of Article 13.
12.2  Other Forms of Awards to Eligible Directors. In addition to Annual Award Grants, Eligible Directors may be entitled to receive other forms of Awards under the Plan, in such forms and amounts, and subject to such terms, as shall be determined from time to time by the Board of Directors in its sole discretion, after considering any recommendation by the Committee. In no event shall an Incentive Stock Option be granted to an Eligible Director.
Article 13  General Provisions on Award Terms.
The following provisions shall apply with respect to each Award issued under the Plan.
13.1  Dividends. The Participant shall not be entitled to receive dividends or dividend equivalents with respect to the number of Shares covered by the Award unless (and to the extent) otherwise as determined by the Committee and set forth in an Award Agreement. The Committee in the Award Agreement may provide such terms and conditions for the Award of dividends or dividend equivalents as it shall determine in its discretion, provided, that no dividends or dividend equivalents shall be payable to a Participant prior to the date that the Participant has become vested in the Shares to which such dividends or dividend equivalents relate. Unless otherwise provided in the Award Agreement, upon vesting of the Shares to which such dividends or dividend equivalents relate, the Company shall pay such dividend or dividend equivalents in cash. The Committee may also provide in such Award Agreement that the amounts of any dividends or dividend equivalents shall be deemed to have been reinvested in additional Shares. Notwithstanding the foregoing, no grant of a dividend or dividend equivalent may be granted with respect to a Stock Option or Stock Appreciation Right.

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13.2  Voting Rights. Issued and outstanding Shares of Restricted Stock shall at all times possess the same voting rights as all other issued and outstanding Shares. Other than with respect to Restricted Stock Awards, a Participant shall have no voting rights with respect to any Award granted under the Plan prior to the date that the Participant becomes the stockholder of record with respect to the underlying Shares.
13.3  General Limitations on Vesting and Exercisability. Awards (other than cash awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided that the following Awards will not be subject to the foregoing minimum vesting requirement: (i) any substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction, (ii) Shares delivered in lieu of fully vested cash awards, (iii) Awards to Eligible Directors that vest on earlier of the one-year anniversary of the grant date and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting and (iv) additional Awards that the Committee may grant, up to a maximum of 5% of the available share reserve authorized for issuance under the Plan; and provided further that the foregoing restriction does not apply to or limit the Committee’s discretion to provide for accelerated exercisability or vesting of any Awards in the terms of an Award Agreement or otherwise, including in cases of retirement, death, Disability, or other termination of employment or service. In addition, the Committee may impose a mandatory post-vesting holding period on any Awards or Shares received pursuant to Awards, according to the terms and conditions it determines in its sole discretion and sets forth in the applicable Award Agreement.
Article 14 Performance Measures.
14.1  Performance Measures. The performance goals or metrics (“Performance Measures”) upon which the payment or vesting of an Award subject to performance results may include, but are not limited to, the following Performance Measures:
(a)  Measures of profitability, including, but not limited to, net income, operating earnings, and earnings before or after any one or more of the following: taxes, interest, depreciation, amortization and other non-cash charges;
(b)  Measures of revenue, including, but not limited to, earned premiums, written premiums, investment income, investment gains, and any other revenue measures reported by the Company in its financial statements;
(c)  Measures of return, including, but not limited to, return on assets, capital, invested capital, equity, earned premiums, written premiums, revenues, and returns and yields with respect to investment portfolio performance;
(d)  Cash flow including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity;
(e)  Measures related to insurance policy retention, operating efficiencies, and productivity;
(f)  Share price, including, but not limited to, share appreciation measures and measures of total shareholder return;
(g)  Measures based on cost or expense targets;
(h)  Market share;
(i)  Customer satisfaction;
(j)  Bad debt experience;
(k)  Economic value added or EVA® [net operating profit after tax] less [cost of equity capital];
(l)  Insurance underwriting income, combined ratios, loss ratios or expense ratios;
(m)  Recovery of capital or capital efficiency; or
(n)  Any other measures whether or not listed herein.

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In the sole discretion of the Committee, any of the foregoing Performance Measure(s) may: (i) be determined on a consolidated basis or with regard to any business unit or Affiliate or any combination thereof, (ii) be computed in accordance with accounting principles generally accepted in the United States, insurance statutory accounting principles or international accounting principles, or otherwise without regard to any such principles, (iii) be calculated on an absolute, relative or per-share basis, and (iv) in the case of a relative Performance Measure, be compared to (A) internal benchmarks, plans, projections or prior-years’ results, or (B) the performance of a group of comparator companies or any published or specially created index (including any equity market index), in each case as selected by the Committee. The Committee shall also have the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 14.
14.2  Evaluation of Performance. In evaluating performance in connection with an Award, the Committee may include or exclude any components of any Performance Measure including, without limitation, any of the following events that occur during a Performance Period or such other events as the Committee may determine: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) nonrecurring items as described in FASB Accounting Standards Codification® 225-20 – Income Statement – Unusual or Infrequently Occurring Items (or a successor pronouncement) and/or in the Company’s periodic reports filed with the Securities and Exchange Commission for periods within the applicable year; (f) acquisitions, divestitures, or business unit run-offs or closures; and (g) any other circumstances deemed relevant by the Committee.
Article 15 Forfeiture and Termination of Employment or Service as a Director or Third Party Service Provider
15.1  Terms Provided in Award Agreements. The vesting, forfeiture and other terms of payout for Awards that apply in the event a Participant (i) terminates his or her Employment, (ii) whose services as a Director cease or (iii) whose agreement to provide services as a Third Party Service Provider ceases under any circumstance shall be determined as set forth in the applicable Award Agreement.
15.2  Forfeiture Provisions. The Committee may, as required by applicable laws, rules and regulations or otherwise in its discretion, approve forfeiture provisions in connection with particular Awards or Participants that specify that the Participant’s rights, payments, and benefits with respect to an Award may be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, despite and notwithstanding any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Employment for cause (as defined in the applicable Award Agreement), misconduct resulting in an accounting restatement due to material noncompliance with financial reporting requirements, violation of material Company or Affiliate policies, breach of non-competition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is determined by the Committee in its sole discretion to be detrimental to the business or reputation of the Company and/or its Affiliates. Nothing contained in this Plan or an Award Agreement is intended to limit the Participant’s ability to (i) report possible violations of law or regulation to, or file a charge or complaint with, the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Department of Justice, Congress, any Inspector General, or any other federal, state or local governmental agency or commission (“Government Agencies”), (ii) communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company or (iii) under applicable United States federal law to (A) disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law or (B) disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure.
15.3  Clawbacks.  The Awards granted under this Plan and any cash payment or Shares delivered pursuant to such an Award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Award Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.
15.4  Leaves of Absence. The extent to which a Leave of Absence taken by an Employee Participant will affect an outstanding Award held by such Participant shall be determined in accordance with the terms of the Award Agreement and any applicable policies of the Participant’s employer.

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Article 16 Transferability of Awards
16.1  Transferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable either voluntarily or by operation of law other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. In no event may an Award be transferable for consideration absent shareholder approval.
16.2  Domestic Relations Orders. Without limiting the generality of Section 16.1, no domestic relations order purporting to authorize a transfer of an Award or any interest in an Award or to grant the power to exercise a Stock Option to any person other than a Participant (or his or her Representative) shall be recognized as valid or enforceable, unless the Company approves the transfer or exercise provided in such domestic relations order.
Article 17 Arbitration
The Committee may, as a condition to granting an Award, require that a Participant agree in writing to submit all disputes or claims arising out of or relating to any such Award to binding arbitration in accordance with such terms as the Committee shall prescribe.
Article 18 Compliance with Section 409A
18.1  409A Compliance.
(a)  Any Award that is granted under the Plan shall be designed and administered so that the Award is either exempt from the application of, or compliant with, the requirements of Section 409A.
(b)  To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement shall include such terms and conditions as the Committee determines, in its discretion, are necessary or advisable to avoid the imposition on the Participant of an additional tax under Section 409A. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted, adjusted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A on a Participant; and (ii) if an Award Agreement provides for the deferral of compensation within the meaning of Section 409A and the Participant is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due upon a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) or, if earlier, the date of the holder’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(c)  Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A or any other provision of federal, state, local, or non-United States law. Neither the Company, its Affiliates nor their respective directors, officers, Employees or advisers shall be liable to any Participant (or any other individual claiming a benefit through the Participant) for any tax, interest or penalties the Participant may owe as a result of the grant, holding, vesting, exercise or payment of any Award under the Plan.
18.2  Deferrals. Subject to the requirements of Section 18.1 of the Plan, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to any Award of a type that may be subject to the deferral provisions of Section 409A. If any such deferral election is required or permitted, the Committee or its authorized delegate shall, prior to the Committee requiring or permitting such deferral election, establish written rules and procedures for such payment deferrals that are intended to comply with the requirements of Section 409A including, without limitation, the time when a deferral election can or must be made, the period of the deferral, and the events that would result in payment of the deferred amount.
18.3  Assumptions. If an Award granted under the Plan subject to Section 409A is payable in installments, each installment shall be considered to be a separate payment, unless otherwise provided in the applicable Award Agreement. For purposes of Awards subject to Section 409A, references to “termination of employment” or similar phrases shall be read to mean “separation from service.”

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Article 19 Rights of Participants
19.1  Employment; Services. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company and/or any of its Affiliates to terminate the Employment of, or provisions of services by, any Participant at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her Employment or services for any specified period of time. Neither an Award nor any benefits arising under the Plan shall constitute an employment contract with the Company and/or its Affiliates and, accordingly, subject to Article 21, the Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company and/or its Affiliates.
19.2  Participation. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.
19.3  Form of Stock; Rights as a Shareholder.
(a)  Subject to the provisions of applicable laws, rules and regulations and stock exchange requirements, Shares granted pursuant to Awards hereunder shall be issued in book entry or similar non-certificated form, or, at the request of a Participant following the completion of any applicable Period of Restriction, in the form of a stock certificate or by “DWAC” or similar electronic transfer to a brokerage or other account of the Participant.
(b)  Subject to the provisions of Article 13, no Participant shall have any of the rights or privileges of a shareholder with respect to Shares covered by any Award until Shares shall have been issued and delivered: (i) to the Participant in the form of certificates (or held by the Company pursuant to Section 6.3); (ii) to a brokerage or other account for the benefit of the Participant either in certificate form or via “DWAC” or similar electronic means; or (iii) to a book entry or direct registration account in the name of the Participant, including a book entry account at the Company’s transfer agent.
Article 20 Change in Control
20.1  Definition of Change in Control. A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:
(a)  any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any of its Affiliates) representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or
(b)  the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds of the Directors then still in office who either were Directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or
(c)  there is consummated a merger or consolidation of the Company or any Affiliate with any other corporation, other than (i) a merger or consolidation which results in the Directors immediately prior to such merger or consolidation continuing to constitute at least a majority of the Board of Directors of the surviving entity or any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or any of its Affiliates) representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities; or
(d)  the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board of Directors immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or any parent thereof.

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Appendix A - Kemper Corporation 2023 Omnibus Plan
Notwithstanding the foregoing, with respect to any deferral of compensation subject to Section 409A that becomes payable on account of the Change in Control, the transaction or event described in clause (a), (b), (c) or (d) also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) if required in order for the payment not to violate Section 409A.
20.2  Other Definitions. As used in this definition of Change in Control, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified in Sections 13(d)(3) and 14(d)(2) thereof, except that such term shall not include (1) the Company or any entity, more than fifty percent (50%) of the voting securities of which are Beneficially Owned by the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company or (5) any individual, entity or group whose ownership of securities of the Company is reported on Schedule 13G pursuant to Rule 13d-1 promulgated under the Exchange Act (but only for so long as such ownership is so reported).
20.3  Occurrence of a Change in Control.
(a)  The Committee may provide in any Award Agreement for provisions relating to a Change in Control, including, without limitation, the acceleration of the exercisability of, or the lapse of restrictions or deemed satisfaction of performance goals with respect to, any outstanding Awards, either upon the Change in Control or in connection with a subsequent event; provided, however, that with respect to any Award that is continued, assumed or substituted with a substantially equivalent award in connection with a Change in Control, in addition to any conditions set forth in the Award Agreement, the Award shall be subject to the acceleration of the vesting, exercisability of, or the lapse of restrictions or deemed satisfaction of performance goals (at target or any other level determined by the Committee) if, during the two-year period following the Change in Control, the Participant has a termination of Employment (i) initiated by the Company or one of its Affiliates due to death, Disability or for reasons other than “cause” (as defined in the Award Agreement) or (ii) initiated by the Participant for “good reason” (as defined in the Award Agreement).
(b)  In the event of a Change in Control, the Board may terminate the Plan and, in any event, shall provide in writing in connection with such transaction for any one or more of the following alternatives: (i) for the assumption by the successor or surviving corporation of the Awards theretofore granted or the substitution by such corporation for such Awards theretofore granted of new Awards covering the stock of the successor or surviving corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of the Plan by such successor or surviving corporation in which event the Plan and the Awards therefore granted shall continue in the manner and under the terms so provided; (iii) all restrictions on outstanding Awards shall immediately lapse (if the Awards are not assumed, substituted or continued in accordance with (i) or (ii) above); or (iv) for the payment in cash, stock or other property in lieu of and in complete satisfaction of such Awards. With respect to an outstanding Stock Option or Stock Appreciation Right with a per Share Exercise Price that equals or exceeds the per Share Fair Market Value on the date of the Change in Control, the Committee may, in its sole discretion, terminate and cancel the Stock Option or Stock Appreciation Right immediately and without any payment prior to giving effect to the Change in Control.
Article 21 Amendment, Modification, Suspension, and Termination
21.1  Amendment, Modification, Suspension, and Termination. Subject to Sections 18.1 and 21.3, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part; provided, however, that, no material amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule. Furthermore, no amendment, modification, suspension or termination may impact the distribution of any Award that is subject to Section 409A, except as permitted by such applicable Section.
21.2  Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company (or any of its Affiliates) or the financial statements of the Company (or any of its Affiliates) or of changes in applicable laws, rules, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. No amendment, modification, suspension or termination may impact the distribution of any Award that is subject to Section 409A, except as permitted by such applicable Section.

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Appendix A - Kemper Corporation 2023 Omnibus Plan
21.3  Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.
Article 22 Withholding
22.1  Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the amount of any taxes that the Company may be required to withhold with respect to any taxable event arising from such Participant’s Awards.
22.2  Share Withholding. For Participants who are Employees, unless a different form of remittance is agreed to in writing by the Company pursuant to Section 22.1, upon the lapse of restrictions on a Participant’s Restricted Stock, or any other taxable event arising as a result of an Award granted hereunder, the Company shall withhold Shares having a Fair Market Value not in excess of the amount of the tax withholding requirements with respect to any such taxable event based on the maximum statutory withholding rates for the Participant for federal, state and local tax purposes (including the Participant’s share of payroll or similar taxes) in the applicable jurisdiction.
22.3  Stock Option or SAR Withholding. Upon the exercise of a Non-Qualified Stock Option or a SAR, the Company shall have the right to: (i) require such Participant (or such Participant’s Representative) to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such exercise, or (ii) deduct from all amounts paid in cash with respect to the exercise of a SAR the amount of any taxes which the Company may be required to withhold with respect to such cash amounts. Subject to the limitation set forth in the next sentence, a Participant or such Participant’s Representative may elect to satisfy all or any portion of the tax withholding obligations arising from the exercise of a Non-Qualified Stock Option or SAR either by: (i) any of the methods described in Section 9.3(b); or (ii) directing the Company to withhold Shares that would otherwise be issued pursuant to such exercise. No Participant or Participant’s Representative shall have the right to have Shares withheld, in either case, to the extent that, the Fair Market Value of such Shares withheld on the date of exercise exceeds the amount required to be withheld to meet tax withholding requirements, based on the maximum statutory withholding rates for the Participant for federal, state and local tax purposes (including the Participant’s share of payroll or similar taxes) in the applicable jurisdiction.
Article 23 Successors
All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
Article 24 General Provisions
24.1  Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
24.2  Severability. In the event that any provision of the Plan shall for any reason be held illegal, invalid or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law, rule or regulation deemed applicable by the Committee, such provision shall be construed or deemed amended to the minimum extent necessary to conform to such applicable law, rule or regulation or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
24.3  Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
24.4  Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:
(a)  Obtaining any approvals from governmental agencies or national securities exchanges that the Company determines are necessary or advisable; and
(b)  Completion of any registration or other qualification of the Shares under any applicable securities, “Blue Sky” or other laws that the Company determines to be necessary or advisable.

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Appendix A - Kemper Corporation 2023 Omnibus Plan
24.5  Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
24.6  Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under the Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.
24.7  Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general assets of the Company or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.
24.8  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
24.9  Non-Exclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.
24.10  No Constraint on Corporate Action. Nothing in the Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.
24.11  Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Participants or individuals who are eligible to receive Awards (whether or not such individuals are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to Participants under the Plan and the terms and conditions applicable to Awards made under the Plan.
24.12  Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware and Illinois, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

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Kemper Corporation
200 East Randolph Street
Suite 3300
Chicago Illinois, 60601
www.kemper.com

KEMPER CORPORATION
200 EAST RANDOLPH STREET
SUITE 3300
CHICAGO, IL 60601

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D97226-P86869

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KEMPER CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Teresa A. Canida	☐	☐	☐
1b. George N. Cochran	☐	☐	☐
1c. Kathleen M. Cronin	☐	☐	☐
1d. Jason N. Gorevic	☐	☐	☐
1e. Lacy M. Johnson	☐	☐	☐
1f. Joseph P. Lacher, Jr.	☐	☐	☐
1g. Gerald Laderman	☐	☐	☐
1h. Alberto J. Paracchini	☐	☐	☐
1i. Stuart B. Parker	☐	☐	☐
1j. Christopher B. Sarofim	☐	☐	☐
1k. Susan D. Whiting	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 2, 3, AND 4:	For	Against	Abstain
2. Advisory vote to approve the compensation of the Company's Named Executive Officers.	☐	☐	☐
3. Vote to approve the Kemper Corporation 2023 Omnibus Plan.	☐	☐	☐
4. Advisory vote to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2023.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR 1 YEAR ON THE FOLLOWING PROPOSAL:	1 Year	2 Years	3 Years	Abstain
5. Advisory vote to approve the frequency of future advisory votes on the compensation of the Company's Named Executive Officers.	☐	☐	☐	☐

NOTE: The proxies are authorized to vote in their discretion on other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, custodian, or corporate officer, please give full title as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D97227-P86869

KEMPER CORPORATION
Annual Meeting of Shareholders
May 3, 2023 8:30 A.M. Central Daylight Time
This proxy is solicited by the Board of Directors

The undersigned appoints Joseph P. Lacher, Jr. and C. Thomas Evans, Jr. as proxies, each with the power of substitution, to vote all shares of KEMPER CORPORATION common stock of the undersigned held as of March 9, 2023, at the Annual Meeting of Shareholders to be held at 8:30 A.M., Central Daylight Time on May 3, 2023 at 200 E. Randolph Street, Chicago, IL 60601, 70th Floor, and any adjournment or postponement thereof, upon matters set forth on the reverse side of this card. This proxy card also constitutes confidential voting instructions for all shares, if any, credited to the account of the undersigned in the Kemper Corporation 401(k) Retirement Plan (the Plan) to Principal Trust Company, as Trustee for the Plan. Voting instructions for Plan shares must be received by 10:59 P.M. Central Daylight Time on April 30, 2023.

This proxy, when properly executed and timely returned, will be voted as instructed herein by the undersigned shareholder. If returned without voting instructions for any of the proposals, this proxy will be voted (a) FOR the election as directors of all of the nominees named in the Proxy Statement and listed on the reverse side hereof (Proposal 1), (b) FOR Proposals 2, 3 and 4, each of which is set forth in the Proxy Statement, and (c) FOR 1 YEAR for Proposal 5, which is set forth in the Proxy Statement. However, any Plan shares covered by any such proxy will instead be voted by the Plan Trustee in proportion to all properly voted Plan shares, in accordance with the Plan document.

Continued and to be signed on reverse side